                                                 [Conformed Copy with
                                                 Exhibits F-1, F-2, G,
                                                 H-1, H-2 and U
                                                 conformed as executed]

                                                                   Exhibit 10.23

                               CREDIT AGREEMENT

                                     among

                     HMC CAPITAL RESOURCES HOLDINGS CORP.,

                           HMC CAPITAL CORPORATION,

                         HMC CAPITAL RESOURCES CORP.,


                                VARIOUS BANKS,

                       CREDIT LYONNAIS NEW YORK BRANCH,
                            THE BANK OF NOVA SCOTIA

                                      and

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as Co-Agents,

                           THE BANK OF NOVA SCOTIA,
                            as Documentation Agent,

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                             as Syndication Agent,

                                      and


                            BANKERS TRUST COMPANY,
                     as ARRANGER and ADMINISTRATIVE AGENT

                      ----------------------------------


                           Dated as of June 19, 1997

                      ----------------------------------

                                 $500,000,000

                                TABLE OF CONTENTS

                                                                                                    Page


SECTION 1.  Amount and Terms of Credit...............................................................  1
         1.01  The Commitments.......................................................................  1
         1.02  Minimum Amount of Each Borrowing......................................................  2
         1.03  Notice of Borrowing...................................................................  2
         1.04  Disbursement of Funds.................................................................  3
         1.05  Notes.................................................................................  3
         1.06  Conversions...........................................................................  4
         1.07  Pro Rata Borrowings...................................................................  5
         1.08  Interest..............................................................................  5
         1.09  Interest Periods......................................................................  6
         1.10  Increased Costs, Illegality, etc......................................................  7
         1.11  Compensation.......................................................................... 10
         1.12  Change of Lending Office.............................................................. 10
         1.13  Replacement of Banks.................................................................. 10

SECTION 2.  Fees; Reductions of Commitment........................................................... 11
         2.01  Fees.................................................................................. 11
         2.02  Voluntary Termination of Unutilized Commitments....................................... 12
         2.03  Mandatory Termination of Commitments.................................................. 12

SECTION 3.  Prepayments; Payments; Taxes............................................................. 12
         3.01  Voluntary Prepayments................................................................. 12
         3.02  Mandatory Repayments.................................................................. 13
         3.03  Method and Place of Payment........................................................... 15
         3.04  Net Payments; Taxes................................................................... 16

SECTION 4.  Conditions Precedent to Effective Date................................................... 18
         4.01  Execution of Agreement; Notes......................................................... 18
         4.02  Fees, etc............................................................................. 18
         4.03  Opinions of Counsel................................................................... 18
         4.04  Corporate and Partnership Documents; Proceedings; etc................................. 19
         4.05  Management Agreements; Debt Agreements; etc........................................... 19
         4.06  Pledge Agreement...................................................................... 20
         4.07  Partnership Pledge and Security Agreement and Security
                   Agreement......................................................................... 20


                                      (i)

                                                                                                    Page


         4.08  Guaranties............................................................................ 21
         4.09  Assignment and Pledge Agreements; Mortgages; Title
                   Insurance; Surveys; etc........................................................... 21
         4.10       Manager Subordination Agreement; HMC Capital
                   Subordination Agreement........................................................... 23
         4.11  Adverse Change, etc................................................................... 23
         4.12  Litigation............................................................................ 24
         4.13  Initial Capital Contributions; etc.................................................... 24
         4.14  Solvency Certificate; Environmental Assessments; Insurance
                   Certificates; Real Estate Appraisals; Engineers Reports........................... 24
         4.15  Pro Forma Balance Sheets.............................................................. 25
         4.16  California Environmental Indemnity Agreement.......................................... 26
         4.17  Initial Borrowing Base Certificate.................................................... 26
         4.18  No Default; Representations and Warranties............................................ 26

SECTION 5.  Conditions Precedent to All Revolving Loans.............................................. 26
         5.01  No Default; Representations and Warranties............................................ 26
         5.02  Notice of Borrowing................................................................... 27
         5.03  Hotel Property and Senior Living Care Facility Information; etc....................... 27
         5.04  Certain Requirements with Respect to Loans............................................ 27
         5.05  Subsequent Legal Opinions............................................................. 28

SECTION 6.  Representations and Warranties........................................................... 29
         6.01  Status................................................................................ 29
         6.02  Power and Authority................................................................... 30
         6.03  No Violation.......................................................................... 30
         6.04  Governmental Approvals................................................................ 30
         6.05  Financial Statements; Financial Condition; Undisclosed
                   Liabilities; Projections; etc..................................................... 31
         6.06  Litigation............................................................................ 32
         6.07  True and Complete Disclosure.......................................................... 33
         6.08  Use of Proceeds; Margin Regulations................................................... 33
         6.09  Tax Returns and Payments.............................................................. 34
         6.10  Compliance with ERISA................................................................. 34
         6.11  The Security Documents................................................................ 35
         6.12  Manager Subordination Agreements; HMC Capital
                   Subordination Agreement........................................................... 38
         6.13  Properties............................................................................ 38
         6.14  Capitalization........................................................................ 39


                                     (ii)

                                                                                                    Page


         6.15  Subsidiaries.......................................................................... 39
         6.16  Compliance with Statutes, etc......................................................... 39
         6.17  Investment Company Act................................................................ 40
         6.18  Public Utility Holding Company Act.................................................... 40
         6.19  Environmental Matters................................................................. 40
         6.20  Labor Relations....................................................................... 41
         6.21  Intellectual Property................................................................. 41
         6.22  Indebtedness.......................................................................... 41
         6.23  Management Agreements; Ground Leases.................................................. 42

SECTION 7.  Affirmative Covenants.................................................................... 42
         7.01  Information Covenants................................................................. 42
         7.02  Books, Records and Inspections........................................................ 48
         7.03  Maintenance of Property; Insurance.................................................... 48
         7.04  Corporate Franchises.................................................................. 51
         7.05  Compliance with Statutes, etc......................................................... 51
         7.06  Compliance with Environmental Laws.................................................... 52
         7.07  ERISA................................................................................. 52
         7.08  End of Fiscal Years; Fiscal Quarters.................................................. 54
         7.09  Performance of Obligations............................................................ 54
         7.10  Payment of Taxes...................................................................... 54
         7.11  Certain Requirements with Respect to Acquisitions of
                   Borrowing Base Properties......................................................... 55
         7.12  Certain Partnerships.................................................................. 58
         7.13  Facility Manager...................................................................... 58
         7.14  Lien Waivers; etc..................................................................... 58
         7.15  FF&E Reserve Accounts................................................................. 58
         7.16  Interest Rate Protection.............................................................. 59
         7.17  Appraisals............................................................................ 60
         7.18  Casualty and Condemnation; Restoration................................................ 60
         7.19  Marriott Suites Hotels................................................................ 69
         7.20  Estoppel Certificate for Atlanta Marriott Suites Midtown.............................. 70
         7.21  Certain Engineering Matters........................................................... 71
         7.22  Additional Earthquake Insurance....................................................... 71

SECTION 8.  Negative Covenants....................................................................... 71
         8.01  Liens................................................................................. 71
         8.02  Consolidation, Merger, Purchase or Sale of Assets, etc................................ 74
         8.03  Dividends............................................................................. 80


                                     (iii)

                                                                                                    Page


         8.04  Indebtedness.......................................................................... 81
         8.05  Advances, Investments and Loans....................................................... 83
         8.06  Transactions with Affiliates; Management Agreements................................... 84
         8.07  Capital Expenditures.................................................................. 85
         8.08  Minimum Consolidated Interest Coverage Ratio.......................................... 86
         8.09  Minimum Modified Interest Coverage Ratio.............................................. 87
         8.10  Maximum Consolidated Debt............................................................. 87
         8.11  Maximum Total Leverage Ratio.......................................................... 87
         8.12  Maximum Modified Leverage Ratio....................................................... 88
         8.13  Limitation on Payments of Certain Indebtedness; Modifications
                   of Certain Indebtedness; Modifications of Certificate of
                   Incorporation, By-Laws and Certain Agreements; etc................................ 89
         8.14  Limitation on Certain Restrictions on Subsidiaries.................................... 90
         8.15  Limitation on Issuance of Capital Stock............................................... 90
         8.16  Business.............................................................................. 91
         8.17  Limitation on Creation of Subsidiaries................................................ 91

SECTION 9.  Events of Default........................................................................ 92
         9.01  Payments.............................................................................. 92
         9.02  Representations, etc.................................................................. 92
         9.03  Covenants............................................................................. 92
         9.04  Default Under Other Agreements........................................................ 93
         9.05  Bankruptcy, etc....................................................................... 93
         9.06  ERISA................................................................................. 94
         9.07  Security Documents.................................................................... 94
         9.08  Guaranty.............................................................................. 95
         9.09  Judgments............................................................................. 95
         9.10  Management Agreements................................................................. 95
         9.11  Manager Subordination Agreements...................................................... 95
         9.12  Ground Leases......................................................................... 96
         9.13  Change of Control..................................................................... 96
         9.14  Trademark Permission.................................................................. 96

SECTION 10.  Definitions and Accounting Terms........................................................ 97
         10.01  Defined Terms........................................................................ 97

SECTION 11.  The Agents..............................................................................133
         11.01  Appointment..........................................................................133
         11.02  Nature of Duties.....................................................................133


                                     (iv)

                                                                                                    Page


         11.03  Lack of Reliance on the Agents.......................................................134
         11.04  Certain Rights of the Agents.........................................................134
         11.05  Reliance.............................................................................135
         11.06  Indemnification......................................................................135
         11.07  Each Agent in its Individual Capacity................................................135
         11.08  Holders..............................................................................135
         11.09  Resignation by the Agents; Removal of the Administrative
                   Agent.............................................................................136

SECTION 12.  Miscellaneous...........................................................................136
         12.01  Payment of Expenses, etc.............................................................136
         12.02  Right of Setoff......................................................................138
         12.03  Notices..............................................................................138
         12.04  Benefit of Agreement.................................................................139
         12.05  No Waiver; Remedies Cumulative.......................................................141
         12.06  Payments Pro Rata....................................................................141
         12.07  Calculations; Computations...........................................................142
         12.08  GOVERNING LAW; SUBMISSION TO JURISDICTION;
                   VENUE; WAIVER OF JURY TRIAL.......................................................143
         12.09  Counterparts.........................................................................144
         12.10  Effectiveness........................................................................144
         12.11  Headings Descriptive.................................................................145
         12.12  Amendment or Waiver; etc.............................................................145
         12.13  Survival.............................................................................146
         12.14  Domicile of Loans....................................................................146
         12.15  Confidentiality......................................................................147
         12.16  Register.............................................................................147
         12.17  Purchase of Loans by Marriott International..........................................148
         12.18  Commercial Loan Transactions.........................................................148

SECTION 13.  Parents Guaranty........................................................................149
         13.01  The Guaranty.........................................................................149
         13.02  Bankruptcy...........................................................................149
         13.03  Nature of Liability..................................................................149
         13.04  Independent Obligation...............................................................150
         13.05  Authorization........................................................................150
         13.06  Reliance.............................................................................151
         13.07  Subordination........................................................................151
         13.08  Waiver...............................................................................152


                                      (v)



         13.09  Nature of Liability..................................................................154
         13.10  Interest Rate Protection Agreements and Other Hedging
                   Agreements........................................................................154

SCHEDULE I                 Commitments
SCHEDULE II                Bank Addresses
SCHEDULE III               Real Property
SCHEDULE IV                Subsidiaries
SCHEDULE V                 Existing Indebtedness
SCHEDULE VI                Insurance
SCHEDULE VII               Existing Liens
SCHEDULE VIII              Existing New York Marriott Financial Center
                             Mortgages and Notes
SCHEDULE IX                Noncompliance with certain Legal Requirements
SCHEDULE X                 Certain Engineering Matters


EXHIBIT A                  Notice of Borrowing
EXHIBIT B                  Note
EXHIBIT C                  Section 3.04(b)(ii) Certificate
EXHIBIT D-1                Opinion of Christopher Townsend, Esq.,
                              General Counsel
EXHIBIT D-2                Opinion of Hogan & Hartson L.L.P.
EXHIBIT E                  Officers' Certificate
EXHIBIT F-1                Pledge Agreement
EXHIBIT F-2                Partnership Pledge and Security Agreement
EXHIBIT G                  Security Agreement
EXHIBIT H-1                Host Marriott Guaranty
EXHIBIT H-2                Subsidiaries Guaranty
EXHIBIT I                  Manager Subordination Agreement
EXHIBIT J                  Officer's Solvency Certificate
EXHIBIT K                  California Environmental Indemnity Agreement
EXHIBIT L                  Borrowing Base Certificate
EXHIBIT M-1                Quarterly Hotel Property Financial Report
EXHIBIT M-2                Quarterly Senior Living Care Facility Financial Report
EXHIBIT N                  Quarterly Cash Flow Report
EXHIBIT O                  Subordination Provisions
EXHIBIT P                  Assignment and Assumption Agreement



                                     (vi)

EXHIBIT Q                  Intercompany Note
EXHIBIT R                  Completion Certificate
EXHIBIT S                  Notice of Renovation/Restoration
EXHIBIT T                  New York Marriott Financial Center Assignment of Mortgage
                              and Pledge Agreement

EXHIBIT U                  HMC Capital Subordination Agreement
EXHIBIT V                  San Francisco Marriott Mortgage





                                     (vii)

     CREDIT AGREEMENT, dated as of June 19, 1997, among HMC CAPITAL RESOURCES HOLDINGS CORP., a Delaware corporation ("Holdings"), HMC CAPITAL CORPORATION, a Delaware corporation ("HMC Capital"), HMC CAPITAL RESOURCES CORP., a Delaware corporation (the "Borrower"), the Banks party hereto from time to time, CREDIT LYONNAIS NEW YORK BRANCH, THE BANK OF NOVA SCOTIA and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Agents, THE BANK OF NOVA SCOTIA, as Documentation Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent, and BANKERS TRUST COMPANY, as Arranger and Administrative Agent (all capitalized terms used herein and defined in Section 10 are used herein as therein defined).

                              W I T N E S S E T H :

     WHEREAS, subject to and upon the terms and conditions set forth herein, the Banks are willing to make available to the Borrower the respective credit facilities provided for herein;

     NOW, THEREFORE, IT IS AGREED:

     SECTION 1. Amount and Terms of Credit.

     1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Bank severally agrees, at any time and from time to time on and after the Effective Date and prior to the Conversion Date, to make a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed at any time in accordance with the provisions hereof, (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which equals the Commitment of such Bank at such time and (iv) shall not exceed for all Banks at any time outstanding that aggregate principal amount which equals the lesser of (x) the Total Commitment at such time and (y) the Borrowing Base at such time.

     (b) Subject to and upon the terms and conditions set forth herein, the Borrower and each Bank agree that, at 9:00 A.M. (New York time) on the Conversion Date, the aggregate principal amount of Revolving Loans owing to such Bank and outstanding at such time shall (unless such Revolving Loans have been declared (or have become) due and payable pursuant to this Agreement), without any notice or action by any party hereto, automatically convert to and thereafter constitute Term Loans owing to such Bank hereunder. The Term Loans of any Bank (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in
Section 1.10(b), all Term Loans comprising the same Borrowing shall at all times be of the same Type and (ii) shall not exceed in initial principal amount for such Bank an amount which equals the aggregate principal amount of Revolving Loans owed to such Bank and outstanding immediately prior to such conversion. Once repaid, Term Loans may not be reborrowed.

     1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount applicable thereto. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than ten Borrowings of Eurodollar Loans.

     1.03 Notice of Borrowing. (a) Whenever the Borrower desires to incur a Borrowing of Revolving Loans, the Borrower shall give the Administrative Agent at the Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Eurodollar Loan to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify (i) the aggregate principal amount of the Revolving Loans to be incurred pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) the specific uses to be made of the proceeds of such Revolving Loans and (iv) whether the Revolving Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Bank facsimile or other written notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing. Notwithstanding anything to the contrary contained in this Agreement, unless the Administrative Agent otherwise agrees, no more than four Notices of Borrowing may be given in any 30 consecutive day period.

     (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing of Revolving Loans, the Administrative Agent may act without liability upon the basis of telephonic notice of such Borrowing believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice of such Borrowing.

     1.04 Disbursement of Funds. No later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing, each Bank which has received the notice referred to in the next to last sentence of Section 1.03(a) will disburse its pro rata portion of each Borrowing requested to be made on such date. All such amounts shall be disbursed in Dollars and in immediately available funds at the Payment Office, and the Administrative Agent will promptly disburse to the Borrower at the Payment Office, in Dollars and in immediately available funds, the aggregate of the amounts so made available by the Banks. Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to disburse to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has disbursed such amount to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, disburse to the Borrower a corresponding amount. If such corresponding amount is not in fact disbursed to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall within one Business Day thereafter pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was disbursed by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, at the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Bank from its obligation to make Revolving Loans hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any failure by such Bank to make Revolving Loans hereunder.

     1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Bank to the Borrower shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (each, a "Note" and, collectively, the "Notes"). The Note issued by the Borrower to each Bank shall (i) be executed by the Borrower, (ii) be payable to such Bank or its registered assigns and be dated the Effective Date (or, if issued after the Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Commitment of such Bank (or, if issued after the termination of such Commitment, be in a stated principal amount equal to the outstanding Loans of such Bank at such time) and be payable in the principal amount of the outstanding Loans evidenced thereby, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 3.01, or mandatory repayment as provided in Section 3.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (b) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Note properly endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation (or any error in such notation) shall not affect the Borrower's obligations to the holder from time to time of each Note in respect of such Loans.

     1.06 Conversions. The Borrower shall have the option to convert, on any Business Day occurring after the Effective Date, all or a portion equal to at least the applicable Minimum Borrowing Amount of the outstanding principal amount of Loans made to the Borrower into a Borrowing or Borrowings of another Type of Loan, provided that (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion, and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at the Notice Office prior to 11:00 A.M. (New York time) at least three Business Days' prior written notice (or one Business Day's prior written notice in the case of a conversion of Eurodollar Loans into Base Rate Loans) (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto.

The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

     1.07 Pro Rata Borrowings. All Borrowings of Revolving Loans shall be incurred from the Banks pro rata on the basis of their respective Commitments. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Revolving Loans hereunder and that each Bank shall be obligated to make the Revolving Loans provided to be made by it hereunder, regardless of the failure of any other Bank to make its Revolving Loans hereunder.

     1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

     (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

     (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans from time to time and (y) the rate which is 2% in excess of the rate then borne by such Loans (without giving effect to any increase in the rate borne by such Loans as a result of the operation of this clause (c)), in each case with such interest to be payable on demand.

     (d) Accrued (and theretofore unpaid) interest shall be payable in respect of each Loan, (i) monthly in arrears on the last Business Day of each calendar month and (ii) on any repayment or prepayment thereof (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

     (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

     1.09 Interest Periods. At the time the Borrower gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two, three or six-month period, provided that:

     (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

     (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

     (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

     (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

     (v) no Interest Period may be selected at any time when a Default or an Event of Default is then in existence;

     (vi) no Interest Period in respect of any Borrowing of Eurodollar Loans shall be selected which extends beyond the Final Maturity Date; and

     (vii) no Interest Period in respect of any Borrowing of any Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of such Term Loans will be required to be made under Section 3.02(b), if the aggregate principal amount of such Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Term Loans then outstanding less the aggregate amount of such required repayment.

     If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

     1.10 Increased Costs, Illegality, etc. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

     (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

     (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Bank of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of such Bank, or any franchise tax based on the net income or net profits of a Bank, in either case pursuant to the laws of the jurisdiction in which such Bank is organized or in which such Bank's principal office or applicable lending office is located or any subdivision thereof or therein), or

           (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the date of this Agreement affecting such Bank or the interbank Eurodollar market or the position of such Bank in such market; or

     (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Bank in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion or notice given under Section 1.09 given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrower by such Bank in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Bank agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Bank, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Bank, the obligations of such Bank to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated. In addition, if the Administrative Agent gives notice to the Borrower that the events described in clause

(i) above cease to exist, then the obligations of the Banks to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein (but subject to clause (iii) above) shall also be reinstated.

     (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in Section 1.10(a)(iii) the Borrower shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Bank or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Bank to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this Section 1.10(b).

     (c) If at any time any Bank determines that, after the date of this Agreement, the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law and including, without limitation, those announced or published prior to the Effective Date) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Commitment hereunder or its obligations hereunder, then the Borrower shall pay to such Bank, upon its written demand therefor, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation or the reduction in the rate of return to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Bank's reasonable good faith determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this
Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts. In addition, each such Bank, upon determining that the circumstances giving rise to the payment of additional amounts pursuant to this Section 1.10(c) cease to exist, will give prompt written notice thereof to the Borrower.

     1.11 Compensation. The Borrower shall compensate each Bank, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing or continuation of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion or notice under Section 1.09 (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 3.01 or 3.02 or as a result of an acceleration of the Loans pursuant to Section 9) or conversion of any Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay the Loans when required by the terms of this Agreement or the Note held by such Bank or (y) any election made pursuant to
Section 1.10(b).

     1.12 Change of Lending Office. Each Bank agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c) or Section 3.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Sections
1.10 and 3.04.

     1.13 Replacement of Banks. (a) (x) If any Bank (i) becomes a Defaulting Bank or otherwise defaults in its obligations to make Revolving Loans or (ii) refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 12.12(b) or (y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c) or Section 3.04 with respect to any Bank which results in such Bank charging to the Borrower increased costs in excess of those being generally charged by the other Banks, the Borrower shall have the right, in accordance with the requirements of Section 12.04(b), if no Default or Event of Default will exist after giving effect to such replacement, to replace such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Transferees reasonably acceptable to the Administrative Agent, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank"), provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replaced Bank and the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire the entire Commitment and all of the outstanding Loans of the Replaced Bank and, in connection therewith, shall pay to the Replaced Bank in respect thereof an amount equal to the sum of
(1) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank at such time and (2) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to
Section 2.01 and (ii) all obligations of the Borrower owing to the Replaced
Bank (other than those specifically described in clause (i) above of this proviso in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement.

     (b) Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) of the proviso of Section 1.13(a) and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note executed by the Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 3.04, 12.01 and 12.06), which shall survive as to such Replaced Bank. Upon the Replaced Bank ceasing to be a Bank hereunder, such Replaced Bank agrees to promptly return to the Borrower the Note theretofore delivered to such Replaced Bank pursuant to this Agreement marked "cancelled", or if such Replaced Bank has lost or cannot find such Note, such Replaced Bank will execute and deliver to the Borrower a customary lost note and indemnity agreement in form and substance reasonably satisfactory to the Borrower.

     SECTION 2.  Fees; Reductions of Commitment.

     2.01 Fees. (a) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Bank a commitment commission (the
"Commitment Commission") for the period from the Effective Date to but not including the Conversion Date (or until such earlier date as the Total
Commitment shall have been terminated), computed at a rate for each day equal to
 .35% per annum on the daily average Unutilized Commitment of such Non-Defaulting Bank. Accrued Commitment Commission shall be due and payable quarterly in arrears on the last Business Day of each February, May, August and November and on the Conversion Date or such earlier date upon which the Total Commitment is terminated.

     (b) The Borrower agrees to pay to the Administrative Agent and each Co-Agent, for their own account, such other fees as have been agreed to in writing by the Borrower with the Administrative Agent.

     2.02 Voluntary Termination of Unutilized Commitments. (a) Upon at least two Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate or partially reduce the Total Unutilized Commitment, in integral multiples of $1,000,000; provided that each such reduction shall apply proportionately to permanently reduce the Commitment of each Bank.

     (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 12.12(b), the Borrower may, upon five Business Days' written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) terminate the entire Commitment of such Bank so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts owing to such Bank are repaid concurrently with the effectiveness of such termination pursuant to Section 3.01(b) (at which time
Schedule I shall be deemed modified to reflect such changed amounts), and at such time, such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 3.04, 12.01 and 12.06), which shall survive as to such repaid Bank.

     2.03 Mandatory Termination of Commitments. (a) The Total Commitment (and the Commitment of each Bank) shall terminate in its entirety on June 30, 1997, unless the Effective Date shall have occurred on or prior to such date.

     (b) At 9:00 A.M. (New York time) on the Conversion Date, the Total Commitment (and the Commitment of each Bank) shall terminate in its entirety.

     SECTION 3.  Prepayments; Payments; Taxes.

     3.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at the Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of the Borrower's intent to prepay Base Rate Loans and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of the Borrower's intent to prepay Eurodollar Loans, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks; (ii) each prepayment of Loans shall be in an aggregate principal amount of at least $1,000,000, provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect;
(iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans, provided that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 3.01(a), such prepayment shall not be applied to any Revolving Loans of a Defaulting Bank; and (iv) each prepayment of Term Loans pursuant to this Section 3.01(a) shall be applied (1) first, to reduce in direct order of maturity the Scheduled Repayments that will be due and payable (after giving effect to all prior reductions thereto) within 12 months following the date of such prepayment and (2) second, to the extent in excess thereof, to reduce the then remaining Scheduled Repayments pro rata based upon the then remaining amount of each such Scheduled Repayment after giving effect to all prior reductions thereto.

     (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 12.12(b), the Borrower may, upon five Business Days' prior written notice to the Administrative Agent at the Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) repay all Loans, together with accrued and unpaid interest, Fees, and all other amounts owing to such Bank under this Agreement (including under Section 1.11) in accordance with said
Section 12.12(b) so long as (A) in the case of the repayment of any Revolving Loans of any Bank pursuant to this Section 3.01(b) the Commitment of such Bank is terminated concurrently with such repayment pursuant to Section 2.02(b) (at which time Schedule I shall be deemed modified to reflect the changed Commitments) and (B) the consents required by Section 12.12(b) in connection with the repayment pursuant to this Section 3.01(b) have been obtained.

     3.02 Mandatory Repayments. (a) (i) On any day on which the aggregate outstanding principal amount of Revolving Loans exceeds the Total Commitment then in effect, the Borrower shall prepay on such day principal of Revolving Loans in an amount equal to such excess.

     (ii) On any day on which the aggregate outstanding principal amount of Loans exceeds the Borrowing Base then in effect, the Borrower shall prepay or repay on such day principal of Loans in an amount equal to such excess.

     (b) On each date set forth below, the Borrower shall be required to repay that principal amount of Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Section 3.01(a), this Section 3.02(b) and 3.02(e), a "Scheduled Repayment"):


        Scheduled Repayment Date                                                      Amount
        ------------------------                                                      ------

         the last Business Day in August, 2000                                        $20,000,000
         the last Business Day in November, 2000                                      $20,000,000

         the last Business Day in February, 2001                                      $20,000,000
         the last Business Day in May, 2001                                           $20,000,000
         the last Business Day in August, 2001                                        $25,000,000
         the last Business Day in November, 2001                                      $25,000,000

         the last Business Day in February, 2002                                      $25,000,000
         the last Business Day in May, 2002                                           $25,000,000
         the last Business Day in August, 2002                                        $25,000,000
         the last Business Day in November, 2002                                      $25,000,000

         the last Business Day in February, 2003                                      $25,000,000
         the last Business Day in May, 2003                                           $25,000,000
         the last Business Day in August, 2003                                        $30,000,000
         the last Business Day in November, 2003                                      $30,000,000

         the last Business Day in February, 2004                                      $30,000,000
         Final Maturity Date                                                         $130,000,000

     In the event that less than $500,000,000 of Term Loans are outstanding on the Conversion Date (after giving effect to the conversion of outstanding Revolving Loans into Term Loans on such date), the amount of each Scheduled Repayment set forth in the table above shall be reduced on a pro rata basis (based on the relative proportion that the amount of each such Scheduled Repayment as set forth in the table above bears to the aggregate amount of all Scheduled Repayments as set forth in the table above).

     (c) On each date on and after the Effective Date upon which any sale of a Borrowing Base Property occurs (other than a sale of a Borrowing Base Property as part of a Like-Kind Exchange), an amount equal to the Release Price with respect thereto shall be applied as a mandatory repayment of principal of outstanding Loans.

     (d) If there shall occur a Casualty Event or a Taking with respect to any Borrowing Base Property (or any portion thereof), the Borrower shall be required to repay principal of outstanding Loans as and to the extent required by Section 7.18(e) or 7.18(g).

     (e) The amount of each principal repayment of Term Loans made as required by Sections 3.02(a)(ii), (c) and (d) shall be applied to reduce the then remaining Scheduled Repayments on a pro rata basis (based upon the then remaining amount of each such Scheduled Repayment after giving effect to all prior reductions thereto).

     (f) With respect to each repayment of Loans required by this Section 3.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) repayments of Eurodollar Loans pursuant to this Section
3.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of Loans made pursuant to the same Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

     3.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

     3.04 Net Payments; Taxes. (a) All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 3.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank, or any franchise tax based on the net income or net profits of a Bank, in either case pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or net profits of such Bank, or any franchise tax based on the net income or net profits of a Bank, in either case pursuant to the laws of the jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located or under the laws of any poli- tical subdivision or taxing authority of any such jurisdiction in which such Bank is organized or in which the principal office or applicable lending office of such Bank is located and for any withholding of income or similar taxes imposed by the United States of America as such Bank shall reasonably determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts or other documentation reasonably acceptable to the Administrative Agent, evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.

     (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the

Administrative Agent on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 12.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a com- plete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if such Bank is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C (any such certificate, a "Section 3.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's enti- tlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification invalid or inaccurate in any material respect, such Bank will promptly deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms), or Form W-8 (or successor form) and a Section 3.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Bank shall not be required to deliver any such Form or Certificate pursuant to this Section 3.04(b). Notwithstanding anything to the contrary contained in Section 3.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to any provision of Section 3.04(a) to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this
Section 3.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 3.04 and except as set forth in Section 12.04(b), the Borrower agrees to pay additional amounts and to indemnify each Bank in the manner set forth in Section 3.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

     SECTION 4. Conditions Precedent to Effective Date. The occurrence of the Effective Date pursuant to Section 12.10 is subject to the satisfaction of the following conditions:

     4.01 Execution of Agreement; Notes. (i) This Agreement shall have been executed and delivered as provided in Section 12.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Banks the appro- priate Note executed by the Borrower, in each case in the amount and maturity and with other terms as otherwise provided herein.

     4.02 Fees, etc. On the Effective Date, the Borrower shall have paid to the Agents and the Banks all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the respective Agents and the Banks to the extent then due.

     4.03 Opinions of Counsel. On the Effective Date, the Administrative Agent shall have received (i) from Christopher Townsend, Esq., General Counsel to Host Marriott, and counsel to Holdings, HMC Capital, the Borrower and the Subsidiary Guarantors, an opinion addressed to each of the Agents and each of the Banks and dated the Effective Date covering the matters set forth in Exhibit D-1 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (ii) from Hogan & Hartson L.L.P., special counsel to Host Marriott, Holdings, HMC Capital, the Borrower and the Subsidiary Guarantors, an opinion addressed to each of the Agents and each of the Banks and dated the Effective Date covering the matters set forth in Exhibit D-2 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request and (iii) from local counsel reasonably satisfactory to the Administrative Agent, opinions each of which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall cover the perfection of the security interests granted pursuant to the Security Agreement, the New York Marriott Financial Center

Assignment and Pledge Agreement and the Mortgage on the San Francisco Marriott and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

     4.04 Corporate and Partnership Documents; Proceedings; etc. (a) On the Effective Date, the Administrative Agent shall have received a certificate, dated the Effective Date, signed by the Secretary or an Assistant Secretary of each Credit Party (or from the Secretary or an Assistant Secretary of the general partner of each Credit Party that is a limited partnership), in the form of Exhibit E with appropriate insertions, together with copies of the certificate of incorporation and by-laws or other organizational documents (including partnership agreements and certificates of partnership) of each such Credit Party and the resolutions of each Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Administrative Agent.

     (b) All corporate, partnership and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents (including the transactions contemplated by Section 4.13) shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate and partnership proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, partnership or governmental authorities.

     4.05 Management Agreements; Debt Agreements; etc.. (a) On the Effective Date, there shall have been delivered to (or, in the case of clause (ii)(z) below, made available for review by) the Administrative Agent true and correct copies (or, in the case of clause (ii)(y) below, originals), certified as true and complete by an Authorized Officer of the Borrower, of (i) all agreements with respect to the manage- ment of each Initial Hotel Property (collectively, the "Management Agreements") and (ii) all agreements evidencing or relating (x) to all Existing Indebtedness of Holdings or of any of its Subsidiaries (other than Existing Indebtedness of the type described in Section 8.04(iii)), (y) to the Existing New York Marriott Financial Center Mortgages and the Existing New York Marriott Financial Center Notes and (z) to the Indebtedness under the Acquisition Notes, the Properties Notes and all other Indebtedness of Host Marriott (other than Non-Recourse Indebtedness) if the aggregate principal amount of the respective Indebtedness exceeds (or upon utilization of any unused commitments may exceed) $50,000,000 (collectively, the "Debt Agreements"); all of which Management Agreements and Debt Agreements shall be in full force and effect.

     (b) On or prior to the Effective Date, Host Marriott shall have (i) amended the MI LOC pursuant to which the restrictive covenants set forth therein shall have been terminated and (ii) repaid all loans, if any, outstanding thereunder, and the Administrative Agent shall have received a true and correct copy of such amendment which shall be in form and substance reasonably satisfactory to it.

     (c) On or prior to the Effective Date, HMC Capital and the Borrower shall have amended the terms of the Existing New York Marriott Financial Center Mortgages and the Existing New York Marriott Financial Center Notes on terms and conditions reasonably satisfactory to the Administrative Agent, and the Administrative Agent shall have received true and correct copies of such amendments.

     4.06 Pledge Agreement. On the Effective Date, each Credit Party (other than Host Marriott) shall have duly authorized, executed and delivered a Pledge Agreement in the form of Exhibit F-1 (as modified, supplemented or amended from time to time, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee, all the certificated Pledged Securities, if any, referred to therein then owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated stock powers in blank, in the case of capital stock constituting Pledged Securities.

     4.07 Partnership Pledge and Security Agreement and Security Agreement. On the Effective Date, each Credit Party (other than Host Marriott) shall have duly authorized, executed and delivered (i) a Partnership Pledge and Security Agreement in the form of Exhibit F-2 (as modified, supplemented or amended from time to time, the "Partnership Pledge and Security Agreement") covering all of such Credit Party's present and future Partnership Pledge and Security Agreement Collateral and (ii) a Security Agreement in the form of Exhibit G (as modified, supplemented or amended from time to time, the "Security Agreement") covering all of the such Credit Party's present and future Security Agreement Collateral, in each case together with:

     (a) proper financing statements (Form UCC-1) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Partnership Pledge and Security Agreement and the Security Agreement, as the case may be;

     (b) certified copies of requests for information or copies (Form UCC- 11), or equivalent reports, listing all effective financing statements that name such Credit Party as debtor and that are filed in the jurisdictions referred to in clause (a) above, together with copies of such other financing statements that name any such Credit Party as debtor (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

     (c) evidence of the completion of all other recordings and filings of, or with respect to, the Partnership Pledge and Security Agreement and the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by the Partnership Pledge and Security Agreement and the Security Agreement;

     (d) executed copies of Partnership Notices delivered to each Pledged Partnership Entity and executed copies of Partnership Acknowledgements executed by each Pledged Partnership Entity, together with evidence that such other actions have been taken as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Partnership Pledge and Security Agreement (including, without limitation, evidence that each Pledged Partnership Entity has duly recorded the security interest created by the Partnership Pledge and Security Agreement on the partnership books and records of such Pledged Partnership Entity); and

     (e) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Partnership Pledge and Security Agreement and the Security Agreement have been taken.

     4.08 Guaranties. On the Effective Date, (i) Host Marriott shall have duly authorized, executed and delivered a Guaranty in the form of Exhibit H-1 (as modified, amended or supplemented from time to time, the "Host Marriott Guaranty") and (ii) each Subsidiary Guarantor shall have duly authorized, executed and delivered a Subsidiaries Guaranty in the form of Exhibit H-2 (as modified, amended or supplemented from time to time, the "Subsidiaries Guaranty").

     4.09 Assignment and Pledge Agreements; Mortgages; Title Insurance; Surveys; etc. On the Effective Date, the Collateral Agent shall have received:

     (a) in respect of the New York Marriott Financial Center, fully executed counterparts of an Assignment of Mortgage and Pledge Agreement in the form of Exhibit T (as modified, amended or supplemented from time to time, the "New York Marriott Financial Center Assignment and Pledge Agreement") pursuant to which HMC Capital shall have pledged and assigned to the Collateral Agent, for the benefit of the Secured Creditors, the Existing New York Marriott Financial Center Mortgages and the Existing New York Marriott Financial Center Notes;

     (b) in respect of the San Francisco Marriott, fully executed counterparts of a Mortgage in the form of Exhibit V, together with evidence that a fully executed counterpart of such Mortgage has been delivered to the title insurance company insuring the lien of such Mortgage for recording in all places to the extent necessary to effectively create a valid and enforceable first priority mortgage lien on the San Francisco Marriott in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

     (c) Mortgage Policies on each of the San Francisco Marriott and the New York Marriott Financial Center issued by Commonwealth Land Title Insurance Company or other title insurers reasonably satisfactory to the Collateral Agent in amounts reasonably satisfactory to the Administrative Agent assuring the Collateral Agent that the Mortgage on the San Francisco Marriott and the New York Marriott Financial Center Assignment and Pledge Agreement are valid and enforceable first priority liens on such Initial Hotel Properties (or interest therein, as the case may be), free and clear of all defects and encumbrances except Permitted Liens applicable thereto and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and shall include, as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Collateral Agent in its reasonable discretion may request, shall not include an exception for mechanics' liens or creditors' rights, and shall provide for affirmative insurance and such reinsurance as the Collateral Agent in its reasonable discretion may request;

     (d) surveys, in form and substance reasonably satisfactory to the Administrative Agent, of the San Francisco Marriott and the New York Marriott Financial Center certified by a licensed professional surveyor reasonably satisfactory to the Administrative Agent;

     (e) an estoppel certificate in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the fee owner or ground lessor of the San Francisco Marriott;

     (f) certificates of occupancy (or such other proof of compliance with local ordinances as the Administrative Agent shall reasonably require), in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Initial Hotel Property; and

     (g) with respect to each Initial Hotel Property which is a Leasehold, a true and correct copy of the ground lease for each such Initial Hotel Property.

     4.10 Manager Subordination Agreement; HMC Capital Subordination Agreement.
(a) On the Effective Date, the Borrower, YBG Associates or Marriott Suites L.P., as the case may be, and each Facility Manager, shall have duly authorized, executed and delivered a Subordination Agreement substantially in the form of
Exhibit I with respect to each Initial Hotel Property owned and/or leased by such Person (as modified, amended or supplemented from time to time, a "Manager Subordination Agreement").

     (b) On the Effective Date, HMC Capital and the Borrower shall have duly authorized, executed and delivered a Subordination Agreement in the form of Exhibit U (as modified, amended or supplemented from time to time, the "HMC Capital Subordination Agreement").

     4.11 Adverse Change, etc. (a) On the Effective Date, nothing shall have occurred (and none of the Banks shall have become aware of any facts, conditions or other information not previously known) which the Administrative Agent or the Required Banks believe could reasonably be expected to have a material adverse effect (i) on the rights or remedies of the Administrative Agent or the Banks, or on the ability of any Credit Party to perform its respective obligations to the Administrative Agent and the Banks or (ii) on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Host Marriott, Holdings, HMC Capital, the Borrower, Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

     (b) On or prior to the Effective Date, all necessary governmental (domestic and foreign) and third party approvals (including any approvals of the ground lessor of the San Francisco Marriott) in connection with the making of the Loans and the transactions contemplated by the Credit Documents (including the consummation of the Initial Capital Contributions) and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the making of the Loans and the transactions contemplated by the Credit Documents. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seek- ing injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the making of the Loans or the transactions contemplated by the Credit Documents.

     4.12 Litigation. On the Effective Date, no litigation by any entity (private or governmental) shall be pending or, to the best knowledge of Holdings, HMC Capital and the Borrower, threatened (i) with respect to the making of the Loans or the Credit Documents or any documentation executed in connection therewith or the transactions contemplated thereby or (ii) which the Administrative Agent or the Required Banks believe could reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Host Marriott, Holdings, HMC Capital, the Borrower, Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

     4.13 Initial Capital Contributions; etc. (a) On or prior to the Effective Date, the Initial Capital Contributions shall have occurred in a manner, and pursuant to documentation, reasonably satisfactory to the Administrative Agent.

     (b) On the Effective Date, (i) the Borrower, YBG Associates or Marriott Suites L.P., as the case may be, shall own the Initial Hotel Properties free and clear of all Liens other than (w) in the case of the New York Marriott Financial Center, Liens evidenced by the Existing New York Marriott Financial Center Mortgages, (x) the Liens created pursuant to the respective Security Documents,
(y) Permitted Encumbrances and (z) Permitted Liens in respect of any Specified Equipment, and (ii) Holdings and its Subsidiaries shall have no Indebtedness other than Indebtedness under the Credit Documents, the Existing New York Marriott Financial Center Notes and the Existing Indebtedness.

     (c) To the extent not required by the other provisions of this Section 4, the Borrower shall have delivered to the Administrative Agent all information and documentation with respect to each Initial Hotel Property which would be required pursuant to Section 7.11 if such Initial Hotel Properties were subsequently acquired Borrowing Base Properties.

     4.14 Solvency Certificate; Environmental Assessments; Insurance Certificates; Real Estate Appraisals; Engineers Reports. On or prior to the Effective Date, there shall have been delivered to the Administrative Agent:

     (a) a solvency certificate in the form of Exhibit J, addressed to each of the Agents and each of the Banks and dated the Effective Date from an Authorized Financial Officer of Holdings providing the opinion of such Authorized Financial Officer as to the solvency of Holdings and its Subsidiaries taken as a whole and the Borrower on a stand-alone basis;

     (b) Phase I environmental assessments for the Initial Hotel Properties from environmental consultants reasonably satisfactory to the Administrative Agent and in form, scope and substance reasonably satisfactory to the Administrative Agent and the Required Banks;

     (c) certificates of insurance complying with the requirements of Section
7.03 for the business and properties of Holdings and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Administrative Agent and the Required Banks and naming the Collateral Agent as an additional insured and/or loss payee (as its respective interest may appear), and stating that such insurance shall not be cancelled or materially changed without at least 30 days' prior written notice (or at least 10 days' prior written notice in the case of non- payment of premium) by the respective insurer to the Collateral Agent at the Notice Office;

     (d) Appraisals with respect to the Initial Hotel Properties, which Appraisals shall satisfy the requirements set forth in 12 C.F.R. Part 34 - Subpart C and shall in all other respects be in scope, form and substance reasonably satisfactory to the Administrative Agent and the Required Banks; and

     (e) engineers reports with respect to the Initial Hotel Properties, which engineers reports shall be from engineers reasonably satisfactory to the Administrative Agent, and shall be in form, scope and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

     4.15 Pro Forma Balance Sheets. On or prior to the Effective Date, the Administrative Agent shall have received unaudited pro forma consolidated balance sheets and projections of the Borrower and its Subsidiaries, in each case prepared on a basis consistent with the financial statements referred to in
Section 6.05(a) and in accordance with GAAP except as specifically set forth in the notes to such balance sheets, after giving effect to the transactions contemplated hereby, which consolidated balance sheets and projections shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Banks.

     4.16 California Environmental Indemnity Agreement. On the Effective Date, each Credit Party (other than Host Marriott) shall have duly authorized, executed and delivered an Environmental Indemnity Agreement in the form of Exhibit K (as modified, amended or supplemented from time to time, the "California Environmental Indemnity Agreement").

     4.17 Initial Borrowing Base Certificate. On the Effective Date, the Borrower shall have delivered to the Administrative Agent the initial Borrowing Base Certificate in the form of Exhibit L.

     4.18 No Default; Representations and Warranties. On the Effective Date, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

     The occurrence of the Effective Date shall constitute a representation and warranty by Holdings, HMC Capital and the Borrower to each of the Agents and each of the Banks that all the conditions specified in this Section 4 exist as of the Effective Date (except to the extent that any of the conditions specified in this Section 4 are required to be satisfactory to or determined by any Bank, the Required Banks, the Collateral Agent and/or the Administrative Agent or otherwise expressly calls for a subjective determination to be made by any Bank, the Required Banks, the Collateral Agent and/or the Administrative Agent). All of the Notes, certificates, legal opinions and other documents and papers referred to in this Section 4, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the benefit of each of the Banks and shall be in form and substance reasonably satisfactory to the Banks.

     SECTION 5. Conditions Precedent to All Revolving Loans. The obligation of each Bank to make Revolving Loans (including any Revolving Loans made on the Effective Date) is subject, at the time of each such Revolving Loan (except as hereinafter indicated), to the satisfaction of the following conditions:

     5.01 No Default; Representations and Warranties. At the time of each such Revolving Loan and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Revolving Loan (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

     5.02 Notice of Borrowing. Prior to the making of each Revolving Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a).

     5.03 Hotel Property and Senior Living Care Facility Information; etc. Prior to the making of any Revolving Loan, neither the Administrative Agent nor the Required Banks shall have become aware of any negative facts, conditions or other information which would reasonably lead the Administrative Agent or the Required Banks to believe that (i) the information provided in any Information Package with respect to any Borrowing Base Property is not true and accurate in all material respects (or was not true and accurate in all material respects at the time such Information Package was furnished pursuant to this Agreement) or is incomplete by omitting to state any fact necessary to make such information not misleading in any material respect (or was incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at the time such Information Package was furnished pursuant to this Agreement) and neither the Administrative Agent nor the Required Banks shall have so informed the Borrower in writing thereof or (ii) the representations and warranties made in any of Sections 6.16(b), 6.19 and 6.20 are (or were) untrue in any material respect at the time such representations and warranties are (or were) made or deemed made (determined without regard to any "knowledge" qualification set forth in Section 6.16(b), 6.19 or 6.20) and neither the Administrative Agent nor the Required Banks shall have so informed the Borrower in writing thereof.

     5.04 Certain Requirements with Respect to Loans. (a) Prior to the making of any Revolving Loan, the Administrative Agent shall have received a certificate from an Authorized Financial Officer of the Borrower certifying as to the specific uses to be made of the proceeds thereof (broken down by Hotel Property and/or Senior Living Care Facility, as the case may be, and showing the categories of uses as specified in Section 6.08(a)), which certificate shall be in form and detail reasonably satisfactory to the Administrative Agent.

     (b) Prior to or contemporaneously with (as applicable) the incurrence of any Revolving Loan the proceeds of which are to be used to acquire a Borrowing Base Property (including by purchasing the capital stock or other equity interests of the Person(s) owning such Borrowing Base Property), the Borrower shall have satisfied the relevant requirements of Sections 7.11 and 8.02(viii). Prior to the incurrence of any

Revolving Loan the proceeds of which are to be used for the purposes set forth in Section 8.02(ix) or Section 8.05(vii), the Borrower shall have satisfied the relevant requirements of Section 8.02(ix) or Section 8.05(vii), as the case may be.

     (c) Prior to the incurrence of any Revolving Loan, the Borrower shall have delivered to the Administrative Agent a Borrowing Base Certificate from an Authorized Financial Officer of the Borrower, showing that, after giving effect to the incurrence of such Revolving Loan, the total outstanding principal amount of all Revolving Loans will not exceed the Borrowing Base as then in effect.

     (d) Prior to or contemporaneously with the incurrence of any Revolving Loan, the Borrower shall have delivered to the Administrative Agent (x) evidence, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating that all mortgage recording taxes and similar taxes and charges have been paid (or funds sufficient therefor have been deposited with the title insurance company insuring the lien of the respective Mortgages for payment to the applicable taxing authorities) in all jurisdictions as may be necessary with respect to such Revolving Loan or that, in the reasonable opinion of the Administrative Agent, are desirable to maintain the priority and/or enforceability of the Mortgages with respect to the Revolving Loans to be made and all Revolving Loans theretofore made and (y) to the extent requested by the Administrative Agent, a title update and endorsement as necessary to increase, or confirm, the coverage (as applicable) of those Mortgage Policies for the respective Borrowing Base Properties as may be necessary under applicable law to maintain the priority of the mortgage lien as to the Revolving Loan to be made.

     5.05 Subsequent Legal Opinions. If, at the time of any Revolving Loan subsequent to the Effective Date, the Administrative Agent or the Required Banks shall have reasonably determined that any facts, circumstances or conditions exist which could reasonably be expected to adversely affect either (x) the ability of counsel to issue at such time the legal opinions originally delivered pursuant to Section 4.03 or (y) the perfection of any of the security interests created pursuant to any Security Document, and the Administrative Agent or the Required Banks shall have requested the Borrower to deliver one or more opinions of counsel covering such of the matters set forth in the opinions of counsel theretofore delivered pursuant to Section 4.03 as the Administrative Agent or the Required Banks shall specify, then prior to the incurrence of such Revolving Loan the Administrative Agent shall have received from counsel (who shall be reasonably satisfactory to the Administrative Agent) an opinion in form and substance reasonably satisfactory to the Administrative Agent, addressed to each of the Agents and each of the Banks and dated the date of such Revolving Loan, covering the matters so specified.

     The acceptance of the proceeds of each Revolving Loan shall constitute a representation and warranty by Holdings, HMC Capital and the Borrower to each of the Agents and each of the Banks that all the conditions specified in this
Section 5 and applicable to such Revolving Loan exist as of that time (except to the extent that any of the conditions specified in this Section 5 are required to be satisfactory to or determined by any Bank, the Required Banks, the Collateral Agent and/or the Administrative Agent or otherwise expressly calls for a subjective determination to be made by any Bank, the Required Banks, the Collateral Agent and/or the Administrative Agent). All of the certificates and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the benefit of each of the Banks.

     SECTION 6. Representations and Warranties. In order to induce the Banks to enter into this Agreement and to make the Loans as provided herein, each of Holdings, HMC Capital and the Borrower makes (as to itself and each of its Subsidiaries), the following representations, warranties and agreements, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, with the occurrence of the Effective Date and the incurrence of each Revolving Loan on or after the Effective Date being deemed to constitute a representation and warranty that the matters specified in this
Section 6 are true and correct on and as of the Effective Date and on the date of each such Revolving Loan (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) no representation or warranty made by Holdings, HMC Capital and the Borrower in Section 6.02 or 6.03 is being made as to Host Marriott).

     6.01 Status. Each of Holdings and each of its Subsidiaries (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing (if applicable) under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own or lease its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

     6.02 Power and Authority. Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is a party, and each of such Credit Documents constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance (but only with respect to any guaranties or security interests given by a Subsidiary Guarantor), reorganization or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     6.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of Holdings or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which Holdings or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, partnership agreement, certificate of partnership, limited liability company agreement or by-laws, as the case may be, of Holdings or any of its Subsidiaries.

     6.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document.

     6.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) (i) The unaudited cash flow statements for each Initial Hotel Property for each of (x) the twelve week period ended on March 28, 1997 and (y) the latest fifty-three week period ended on January 3, 1997 and (ii) the pro forma combined balance sheet of the Borrower and its Subsidiaries at March 28, 1997 and the pro forma combined cash flow statements for the latest fifty-three week period ended January 3, 1997 (which statements have been prepared based on the assumption that (x) in the case of the balance sheet, that the Initial Hotel Properties were acquired by the Borrower or its Subsidiaries on January 3, 1997 and (y) in the case of the cash flow statements, that the Initial Hotel Properties were acquired by the Borrower or its Subsidiaries on December 30, 1995), each present fairly the historical financial results of the Initial Hotel Properties (and the combined results which would have applied on the basis of the assumptions provided above). All information contained in each Information Package furnished to the Banks pursuant to Section 4.13 (with respect to the Initial Hotel Properties) or Section 7.11 (with respect to subsequently acquired Borrowing Base Properties) is, to the best knowledge of the Borrower, true and accurate in all material respects and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect. Since January 3, 1997 (but assuming that the Initial Hotel Properties had been acquired by the Borrower or its Subsidiaries on such date), there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

     (b) On and as of the Effective Date and on the date on which each Revolving Loan is made, on a Pro Forma Basis after giving effect to all Indebtedness (including the Revolving Loans) being incurred or assumed and Liens created by each Credit Party (other than Host Marriott) in connection therewith, (x) the sum of the assets, at a fair valuation, of Holdings and its Subsidiaries (taken as a whole) and the Borrower (on a stand-alone basis) will exceed their respective debts, (y) Holdings and its Subsidiaries (taken as a whole) and the Borrower (on a stand-alone basis) have not incurred and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature and (z) Holdings and its Subsidiaries (taken as a whole) and the Borrower (on a stand-alone basis) have sufficient capital with which to conduct its business. For purposes of this Section 6.05(b) "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

     (c) Except as fully disclosed in the financial statements delivered pursuant to Section 6.05(a), there were as of the Effective Date no liabilities or obligations with respect to Holdings or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would be material to Holdings, HMC Capital, the Borrower or the Borrower and its Subsidiaries taken as a whole. As of the Effective Date, none of Holdings, HMC Capital or the Borrower knows of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature that is not fully disclosed in the financial statements delivered pursuant to Section 6.05(a) which, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

     (d) On and as of the Effective Date, the financial projections, including those prepared on a combined basis and those prepared for the individual Initial Hotel Properties (the "Projections") previously delivered to the Administrative Agent and the Banks have been prepared on a basis consistent in all material respects with the financial statements referred to in Section 6.05(a) (other than as set forth or presented in such Projections), and there are no statements or conclusions in any of the Projections which are based upon or include information known to Holdings, HMC Capital or the Borrower to be misleading in any material respect or which fail to take into account known material information regarding the matters reported therein. On the Effective Date, each of Holdings, HMC Capital and the Borrower believed that the Projections were reasonable and attainable. On the date of the delivery of any projections contained in the Information Package with respect to each subsequently acquired Borrowing Base Property, there shall be no statements or conclusions in any of such projections which are based upon or include information known by Holdings, HMC Capital or the Borrower to be misleading in any material respect or which fail to take into account known material information regarding the matters reported therein. On the date any such projections are furnished pursuant to
Section 7.11, each of Holdings, HMC Capital and the Borrower shall believe that such projections are reasonable and attainable.

     6.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of Holdings, HMC Capital or the Borrower, threatened (i) with respect to any Credit Document, (ii) with respect to any material Indebtedness of Holdings or any of its Subsidiaries or (iii) that could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

     6.07 True and Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of Holdings or any of its Subsidiaries in writing to the Administrative Agent or any Bank (including, without limitation, all information contained in the Credit Documents and all information contained in each Information Package furnished to the Banks pursuant to Section 4.13 (with respect to the Initial Hotel Properties) or 7.11 (with respect to subsequently acquired Borrowing Base Properties) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Holdings, or any of the its Subsidiaries in writing to the Administrative Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and, to the best of Holdings', HMC Capital's and the Borrower's knowledge, not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information is or was provided (subject, in the case of any information referred to in Section 6.05, to the qualifications (if any) set forth in Section 6.05 with respect to any such information).

     6.08 Use of Proceeds; Margin Regulations. (a) The proceeds of all Revolving Loans shall be used by the Borrower and its Subsidiaries, subject to the other restrictions set forth in this Agreement, (i) to acquire Borrowing Base Properties, (ii) to purchase related working capital in connection with the acquisition of such Borrowing Base Properties, (iii) to pay pre-opening costs and make improvements to the Borrowing Base Properties so acquired to bring such Borrowing Base Properties up to the respective Credit Party's and Facility Manager's standards so long as (A) such pre-opening costs and improvements are incurred and completed on or prior to the second year anniversary of such acquisition and (B) any payments made in respect thereof utilizing Revolving Loans are made on or prior to the thirtieth month after such acquisition, (iv) to pay fees and expenses incurred in connection with the acquisition of such Borrowing Base Properties, and (v) to make acquisitions pursuant to Sections 8.02(viii) and (ix) and/or Investments pursuant to Sections 8.05(vi) and (vii).

     (b) No part of the proceeds of any Revolving Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Revolving Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

     6.09 Tax Returns and Payments. Each of Holdings and each of its Subsidiaries has timely filed or caused to be timely filed, on the due dates thereof or within applicable grace periods, with the appropriate taxing authority, all Federal, state and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of Holdings and/or its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of Holdings and its Subsidiaries for the periods covered thereby. Each of Holdings and each of its Subsidiaries has paid all material taxes payable by them other than taxes which are not delinquent, and other than those contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of Holdings, HMC Capital or the Borrower, threatened by any authority regarding any material taxes relating to Holdings or any of its Subsidiaries. As of the Effective Date, neither Holdings nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings or any of its Subsidiaries.

     6.10 Compliance with ERISA. (i) Each Plan that is a single employer plan as defined in Section 4001(a)(15) of ERISA (a "Single Employer Plan") is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Single Employer Plan; no Single Employer Plan is insolvent or in reorganization; to the best knowledge of Holdings, HMC Capital or the Borrower, no Multiemployer Plan is insolvent or in reorganization; no Single Employer Plan has an Unfunded Current Liability; no Single Employer Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such Sections of the Code or ERISA, or has applied for or received an extension of any amortization period within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made by Holdings or any of its Subsidiaries or any ERISA Affiliate with respect to a Plan and a Foreign Pension Plan have been timely made; neither Holdings nor any of its Subsidiaries nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204
or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or 4980 of the Code or reasonably expects to incur any material liability (including any indirect, contingent, or secondary liability) under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate or appoint a trustee to administer any Single Employer Plan; to the best knowledge of Holdings, HMC Capital or the Borrower, no proceedings have been instituted to terminate or appoint a trustee to administer any Multiemployer Plan; no condition exists which presents a substantial risk to Holdings or any of its Subsidiaries or any ERISA Affiliate of incurring a material liability to or on account of a Single Employer Plan pursuant to the foregoing provisions of ERISA and the Code; to the best knowledge of Holdings, HMC Capital or the Borrower, no condition exists which presents a substantial risk to Holdings or any of its Subsidiaries or any ERISA Affiliate of incurring any material liability to or on account of a Multiemployer Plan pursuant to the foregoing provisions of ERISA and the Code; Holdings, HMC Capital and the Borrower believe that the aggregate liabilities of Holdings and its Subsidiaries and its ERISA Affiliates to all Multiemployer Plans in the event of a withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the incurrence of any Loan, could not reasonably be expected to have a material adverse effect on the ability of Holdings or any of its Subsidiaries to perform its obligations under this Agreement or the other Credit Documents to which it is a party; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of Holdings or any of its Subsidiaries or any ERISA Affiliate has at all times been operated in substantial compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of Holdings or any of its Subsidiaries or any ERISA Affiliate exists or, to the best knowledge of Holdings, HMC Capital or the Borrower is likely to arise on account of any Plan; and Holdings and its Subsidiaries do not maintain or contribute to (A) any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or (B) any Plan, the obligations with respect to which could reasonably be expected to have a material adverse effect on the ability of Holdings or any of its Subsidiaries to perform its obligations under this Agreement or the other Credit Documents to which it is a party.

     (ii) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Neither Holdings nor or any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, does not exceed the current value of the assets of each Foreign Pension Plan allocable to such benefit liabilities, in the aggregate, by a material amount.

     6.11 The Security Documents. (a) With respect to the Security Agreement Collateral that consists of cash, Cash Equivalents and property in which a security interest may be perfected by the filing of a financing statement under the UCC, upon (i) possession by the Collateral Agent or its designee in the case of cash,
(ii) the taking of all action required under Article 8 or Article 9, as applicable, of the UCC in the case of Cash Equivalents and instruments and (iii) the filing of appropriate financing statements under the UCC in the case of such other Security Agreement Collateral (all of the foregoing actions described in preceding clauses (i), (ii) and (iii) having been done and being in full force and effect with respect to such Security Agreement Collateral owned by such Credit Party on any date on which this representation and warranty is made or deemed made or, (x) in the case of the Effective Date, will have been done within 10 days following the Effective Date or (y) in the case of any Security Agreement Collateral acquired on any Addition Date, within 10 days following such Addition Date), the Collateral Agent has been granted, for the benefit of the Secured Creditors and pursuant to the Security Agreement, a legal, valid and enforceable security interest in all right, title and interest of such Credit Party in such Security Agreement Collateral, which security interest is a fully perfected first lien on, and security interest in, all right, title and interest of such Credit Party in all of such Security Agreement Collateral, subject to no other Liens other than Permitted Liens, it being understood that no representation and warranty is made in this Section 6.11(a) with respect to Cash Equivalents which, in the aggregate, total less than $100,000. The recordation of the Assignment of Security Interest in U.S. Patents and Trademarks in the form attached to the Security Agreement (appropriately completed) in the United States Patent and Trademark Office together with filings of financing statements under the UCC will be effective, under applicable law, to perfect the security interest granted to the Collateral Agent in the United States trademarks (if any) and United States patents (if any) covered by the Security Agreement and owned by any Credit Party party thereto on any date on which this representation and warranty is made or deemed made and the recordation of the Assignment of Security Interest in U.S. Copyrights in the form attached to the Security Agreement (appropriately completed) in the United States Copyright Office together with filings of financing statements under the UCC will be effective, under applicable law, to perfect the security interest granted to the Collateral Agent in the United States registered copyrights (if any) covered by the Security Agreement and owned by any Credit Party party thereto on any date on which this representation and warranty is made or deemed made. Each Credit Party has good and marketable title to all Security Agreement Collateral, free and clear of all Liens except those described above in this clause (a).

     (b) Upon delivery to the Collateral Agent of any certificated Pledged Securities referred to in the Pledge Agreement and upon the taking of all actions required by Article 8 or Article 9, as applicable, of the UCC in the case of any uncertificated Pledged Stock (which delivery and/or such other actions have been done and remain in full force and effect as to all such Pledge Agreement Collateral owned by any Credit Party on any date on which this representation and warranty is made or deemed made), the security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors under the Pledge Agreement constitute first priority perfected security interests in the Pledged Securities described in the Pledge Agreement and owned by the Credit Parties party thereto on any date on which this representation and warranty is made or deemed made, subject to no security interests of any other Person. No filings or recordings (except as have been done in connection with any uncertificated Pledged Stock) are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the Pledge Agreement.

     (c) The Mortgages create (upon recordation in all relevant jurisdictions, which recordations have been made and remain in full force and effect as to all Mortgaged Properties owned or leased by any Credit Party on any date on which this representation is made or deemed made (or, (x) in the case of the Mortgage on the San Francisco Marriott, such recordation will have been made within 10 days following the Effective Date or (y) in the case of any Mortgaged Property acquired on any Addition Date, such recordation will have been made within 10 days following such Addition Date)), as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on all of the Mortgaged Properties owned by any Credit Party on any date on which this representation and warranty is made or deemed made and in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third Persons (except that the security interest and mortgage lien created in the Mortgaged Properties may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Liens). Schedule III contains a true and complete list of each parcel of Real Property owned or leased by Holdings and its Subsidiaries on the Effective Date, and the type of interest therein held by Holdings or any such Subsidiary. Each of the Borrower, Marriott Suites L.P. or the respective Subsidiary Guarantor, as the case may be, has good and marketable title to all Borrowing Base Properties owned by them on any date on which this representation and warranty is made or deemed made free and clear of all Liens except those described in the first sentence of this subsection (c).

     (d) The Partnership Pledge and Security Agreement creates (after all steps required under Article 8 or Article 9, as applicable, of the UCC have been taken) in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of each Credit Party in the Partnership Pledge and Security Agreement Collateral described therein and owned by such Credit Party on any date on which this representation and warranty is made or deemed made, which security interest shall, (i) upon delivery to the Collateral Agent of any certificates evidencing equity interests in a Pledged Partnership Entity, (ii) upon the filing of appropriate financing statements under the UCC in respect of any Pledged Partnership Entity's partnership interest that is not represented by a certificate and (iii) upon the taking of all steps required under Article 8 or
Article 9, as applicable, of the UCC (which delivery, filings and/or steps have been done and remain in full force and effect as to the Partnership Pledge and Security Agreement Collateral owned by any Credit Party on any date on which this representation and warranty is made or deemed made), constitute a fully perfected first lien on, and security interest in, all right, title and interest of such Credit Party in all of the Partnership Pledge and Security Agreement Collateral described therein, subject to no security interests of any other Person.

     (e) Upon delivery to the Collateral Agent of the Existing New York Marriott Financial Center Notes and the filing of the New York Marriott Financial Center Assignment and Pledge Agreement and appropriate financing statements under the UCC (which delivery has been made, and which filings have been done and remain in full force and effect to the extent that the representation is made (or deemed made) on or after the tenth day after the Effective Date), the security interests created in favor of the Collateral Agent for the benefit of the Secured Creditors under the New York Marriott Financial Center Assignment and Pledge Agreement constitute first priority perfected security interests in the New York Marriott Financial Center Assignment and Pledge Agreement Collateral subject to no security interests of any other Person.

     6.12 Manager Subordination Agreements; HMC Capital Subordination Agreement.
(a) Each Manager Subordination Agreement is in full force and effect and all Obligations hereunder and under the other Credit Documents are within the definition of "Senior Indebtedness" included in the subordination provisions of each Manager Subordination Agreement.

     (b) The HMC Capital Subordination Agreement is in full force and effect and all Obligations hereunder and under the other Credit Documents are within the definition of "Senior Indebtedness" included in the subordination provisions of the HMC Capital Subordination Agreement.

     6.13 Properties. Each of Holdings and each of its Subsidiaries has good and marketable title to all material properties owned by them, including, in the case of the Borrower and its Subsidiaries, all material property reflected in the consolidated balance sheet of the Borrower and its Subsidiaries referred to in Section 6.05(a) and in the pro forma balance sheet referred to in Section
4.15 (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business, free and clear of all Liens, other than (i) as referred to in such balance sheet or in the notes thereto or in such pro forma balance sheet or (ii) Permitted Liens. Except as may be disclosed in the engineering reports delivered to, and not objected to by, the Administrative Agent or the Required Banks prior to the Effective Date (in the case of the Initial Hotel Properties) or the date of acquisition of any subsequently acquired Borrowing Base Properties, each Borrowing Base Property is free of material structural defects and is in good repair (normal wear and tear excepted) and all building systems contained therein are in good working order in all material respects subject to ordinary wear and tear, and is free and clear of any damage that could reasonably be expected to materially and adversely affect the value of such Borrowing Base Property as to the use thereof for its intended purposes.

     6.14 Capitalization. On the Effective Date, the authorized capital stock of
(i) Holdings shall consist of 200 shares of common stock, with no par value per share, of which 200 shares shall be issued and outstanding and owned by Host Marriott, (ii) HMC Capital shall consist of 200 shares of common stock, with no par value per share, of which 200 shares shall be issued and outstanding and owned by Holdings and (iii) the Borrower shall consist of 200 shares of common stock, with no par value per share, of which 180 shares shall be issued and outstanding and owned by Holdings and 20 shares shall be issued and outstanding and owned by HMC Capital. All such outstanding shares of common stock have been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights. Neither Holdings, HMC Capital nor the Borrower has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

     6.15 Subsidiaries. Holdings has no Subsidiaries other than HMC Capital, the Borrower and the Borrower's Subsidiaries. HMC Capital has no Subsidiaries. The Borrower has no Subsidiaries other than (i) those Subsidiaries listed on
Schedule IV and (ii) new Subsidiaries created in compliance with Section 8.17.

     6.16 Compliance with Statutes, etc. (a) Each of Holdings and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

     (b)(i) Except as disclosed on Schedule IX, to the best knowledge of Holdings, HMC Capital and the Borrower each Borrowing Base Property complies in all material respects with all Legal Requirements, (ii) all material consents, licenses (including liquor licenses), certificates and permits required by all Legal Requirements for the operation of each Borrowing Base Property have been obtained and are in full force and effect and (iii) all utility services and facilities necessary for the operation of each Borrowing Base Property are available at such Borrowing Base Property.

     6.17 Investment Company Act. Neither Holdings nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     6.18 Public Utility Holding Company Act. Neither Holdings nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     6.19 Environmental Matters. (a) To the best knowledge of Holdings, HMC Capital and the Borrower, each of Holdings and each of its Subsidiaries has complied with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. To the best knowledge of Holdings, HMC Capital and the Borrower, there are no pending or threatened Environmental Claims against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings or any of its Subsidiaries. To the best knowledge of Holdings, HMC Capital and the Borrower, there are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by Holdings or any of its Subsidiaries or on any property adjoining or in the vicinity of any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by Holdings or any of its Subsidiaries under any applicable Environmental Law.

     (b) To the best knowledge of Holdings, HMC Capital and the Borrower, Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or Released on or from, any Real Property owned or operated by Holdings or any of its Subsidiaries except in compliance with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of any such Real Property by Holdings or such Subsidiary's business.

     (c) Notwithstanding anything to the contrary in this Section 6.19, the representations made in this Section 6.19 shall only be untrue if the aggregate effect of all failures and noncompliance of the types described above could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

     6.20 Labor Relations. None of Holdings or any of its Subsidiaries has any employees. To the best knowledge of Holdings, HMC Capital and the Borrower, no Facility Manager is engaged in any unfair labor practice with respect to any Hotel Property or Senior Living Care Facility that could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole. To the best knowledge of Holdings, HMC Capital and the Borrower, there is (i) no unfair labor practice complaint pending or reasonably expected to arise against any Facility Manager before the National Labor Relations Board and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending or reasonably expected to arise against any Facility Manager, (ii) no strike, labor dispute, slowdown or stoppage is pending or reasonably expected to arise against any Facility Manager and (iii) no union representation question exists with respect to the employees of any Facility Manager, in each case with respect to the Hotel Properties and/or Senior Living Care Facilities managed by the Facility Managers, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

     6.21 Intellectual Property. Each of Holdings and each of its Subsidiaries owns or has the right to use all material trademarks, permits, service marks, trade names, licenses and franchises necessary for the conduct of its respective businesses.

     6.22 Indebtedness. (a) Schedule V sets forth a true and complete list of all Indebtedness (excluding Indebtedness of the type described in Section 8.04(iii)) of Holdings and its Subsidiaries as of the Effective Date (excluding the Loans and the Existing New York Marriott Financial Center Notes, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

     (b) None of Holdings or any of its Subsidiaries is liable for any Indebtedness or other obligations of Host Marriott or any of Host Marriott's other Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), but excluding such obligations in which Host Marriott and all of its Subsidiaries are jointly and severally liable as a matter of law.

     6.23 Management Agreements; Ground Leases. (a) Each Management Agreement with respect to any Borrowing Base Property is in full force and effect and no party thereto has denied or disaffirmed any of its material obligations thereunder or has defaulted in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto, and the Loans and the Banks constitute "Qualified Loans" and "Lenders," respectively, under each such Management Agreement (to the extent that such terms are applicable under each such Management Agreement).

     (b) Each ground lease with respect to any Borrowing Base Property which is a Leasehold is in full force and effect and no party thereto has denied or disaffirmed any of its material obligations thereunder or has defaulted in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto.

     SECTION 7. Affirmative Covenants. Each of Holdings, HMC Capital and the Borrower hereby covenants and agrees (as to itself and each of its Subsidiaries) that on and after the Effective Date and until the Total Commitment has terminated and the Loans and Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

     7.01 Information Covenants. Holdings and/or the Borrower will furnish to the Administrative Agent (with sufficient copies for each of the Banks, and the Administrative Agent will promptly forward to each of the Banks):

     (a) Quarterly Financial Statements and Reports. (A) Within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower (commencing with the quarterly accounting period ending closest to September 30, 1997) (i) the consolidated balance sheet of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries as at the end of such quarterly accounting period, (ii) the related consolidated statements of income for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period and
(iii) the related consolidated statements of cash flows for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case (commencing with the financial statements to be delivered in respect of the Borrower's quarterly accounting period ending closest to September 30, 1998) setting forth comparative figures for the corresponding fiscal periods in the prior fiscal year, all of which shall be in reasonable detail and certified by an Authorized Financial Officer of the Borrower that, to the best of such officer's knowledge after due inquiry, they fairly present the financial condition of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments, provided that, in satisfying the requirements of this Section 7.01(a), if at the time the financial statements referenced herein are to be delivered, Holdings owns no capital stock of any Person other than HMC Capital and the Borrower and has no other material assets or liabilities (other than pursuant to the Credit Documents), then one set of combined financial statements may be delivered pursuant to this Section 7.01(a) so long as any differences in the combined financial statements of Holdings and its Subsidiaries from those of the Borrower and its Subsidiaries are indicated by footnotes in the respective combined financial statements.

     (B)(i) Within 50 days after the end of each of the first three quarterly accounting periods, and within 75 days after the end of the fourth quarterly accounting period, in each fiscal year of the Borrower, certificates in the forms of (x) Exhibit M-1 (with such changes thereto as are reasonably acceptable to the Administrative Agent) for each Hotel Property that is a Borrowing Base Property on an individual basis, and, at any time that the Borrower or any of its Subsidiaries owns or leases any non-Borrowing Base Properties, for all such Hotel Properties on a combined basis, and (y) Exhibit M-2 (with such changes thereto as are reasonably acceptable to the Administrative Agent) for each Senior Living Care Facility that is a Borrowing Base Property on an individual basis, and, at any time that the Borrower or any of its Subsidiaries owns or leases any non-Borrowing Base Properties, for all such Senior Living Care Facilities on a combined basis, in each case signed by an Authorized Financial Officer of the Borrower setting forth the required financial and other information for such quarterly accounting period as set forth in such Exhibits and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, and setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year and the budgeted figures for such quarterly accounting period.

     (ii) Within 60 days after the end of each of the first three quarterly accounting periods (commencing with the quarterly accounting period ending closest to September 30, 1997), and within 120 days after the end of the fourth quarterly accounting period, in each fiscal year of the Borrower, a certificate in the form of Exhibit N (with such changes thereto as are reasonably acceptable to the Administrative Agent) for the Borrower and its Subsidiaries on a consolidated basis, in each case signed by an Authorized Financial Officer of the Borrower setting forth the required financial and other information for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period.

     (b) Annual Financial Statements. Within 120 days after the close of each fiscal year of the Borrower, the consolidated balance sheet of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries, as of the end of such fiscal year and the related consolidated statements of income and shareholders' equity and of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified by Arthur Andersen L.L.P., any other "Big Six" independent certified public accounting firm or such other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing under any of Sections 8.08 through 8.12, inclusive, or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, provided that, in satisfying the requirements of this Section 7.01(b), if at the time the financial statements referenced herein are to be delivered, Holdings owns no capital stock of any Person other than HMC Capital and the Borrower and has no other material assets or liabilities (other than pursuant to the Credit Documents), then one set of combined financial statements may be delivered pursuant to this Section 7.01(b) so long as any differences in the combined financial statements of Holdings and its Subsidiaries from those of the Borrower and its Subsidiaries are indicated by footnotes in the respective combined financial statements.

     (c) Borrowing Base Certificate. (i) Within 50 days after the close of each quarterly accounting period in each fiscal year of the Borrower, a Borrowing Base Certificate, signed by an Authorized Financial Officer of the Borrower, calculating (in reasonable detail) the Borrowing Base as of the last day of such quarterly accounting period, (ii) at the time of the delivery of any Notice of Borrowing or any notice pursuant to Section 7.01(j), a revised Borrowing Base Certificate signed by an Authorized Financial Officer of the Borrower calculating (in reasonable detail) the Borrowing Base as of the date of such Notice of Borrowing (and after giving effect thereto) or such other notice and (iii) on any Addition Date or Release Date, a revised Borrowing Base Certificate signed by an Authorized Financial Officer of the Borrower calculating (in reasonable detail) the Borrowing Base as of such Addition Date or Release Date, as the case may be (in each case after giving effect thereto).

     (d) Budgets. No later than 60 days after the first day of each fiscal year of the Borrower, budgets in form reasonably satisfactory to the Administrative Agent (including, in any event, budgeted statements of cash flow and Capital Expenditures and budgeted debt and cash balances) for such fiscal year prepared in detail, with respect to (x) the Borrower and its Subsidiaries, (y) each Borrowing Base Property and (z) all the Borrowing Base Properties, in each case accompanied by a statement of an Authorized Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, the budget is a reasonable estimate of the period covered thereby.

     (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 7.01(a) and (b), a certificate of an Authorized Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall
(x) set forth the calculations required to establish whether Holdings and its Subsidiaries were in compliance with the provisions of Sections 7.15(b), 8.03, 8.04, 8.05 and 8.07 through 8.12, inclusive, at the end of such fiscal quarter or year, as the case may be, and (y) commencing with the fiscal quarter ending closest to September 30, 1997, set forth the amount of (and the calculations required to establish) Quarterly Excess Cash Flow for the preceding fiscal quarter or Annual Excess Cash Flow for the preceding fiscal year, as the case may be.

     (f) Notice of Default or Litigation. Promptly, and in any event within three Business Days after the President, the Chief Executive Officer, any Vice President or any Authorized Financial Officer of Holdings or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and (ii) any litigation or governmental investigation or proceeding pending or threatened (x) against Holdings or any of its Subsidiaries which could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole, (y) with respect to any material Indebtedness of Holdings or any of its Subsidiaries or (z) with respect to any Credit Document.

     (g) Management Letters. Promptly after Holdings', HMC Capital's, the Borrower's or any Subsidiary Guarantor's receipt thereof, a copy of any "management letter" received by Holdings, HMC Capital, the Borrower or such Subsidiary Guarantor from its certified public accountants and management's responses thereto.

     (h) Other Reports and Filings. Promptly, and without duplication of any documents or information delivered pursuant to another clause of this Section 7.01, copies of all financial information, proxy materials and other information and reports, if any, which Holdings or any of its Subsidiaries shall file with the Securities and Exchange Commission or any successor thereto (the "SEC") (it being understood, however, that with respect to any preliminary filings made with the SEC, Holdings need only deliver a certificate describing such filing) and copies of all notices and reports which Holdings or any of its Subsidiaries shall deliver to holders of its material Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor).

     (i) Environmental Matters. Promptly upon, and in any event within ten Business Days after the President, the Chief Executive Officer, any Vice President or any Authorized Financial Officer of Holdings or any of its Subsidiaries, obtaining knowledge thereof, notice of one or more of the following environmental matters to the extent that any such environmental matters, individually or in the aggregate, could reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole:

          (i) any pending or threatened Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings or any of its Subsidiaries;

          (ii) any condition or occurrence on or arising from any Real Property owned or operated by Holdings or any of its Subsidiaries that

                (a) results in non-compliance by Holdings or any of its Subsidiaries with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property;

          (iii) any condition or occurrence on any Real Property owned or operated by Holdings or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by Holdings or any of its Subsidiaries of such Real Property under any Environmental Law; and

          (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by Holdings or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency.

      All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Holdings' or such Subsidiary's response or proposed response thereto.

      (j) Reduction of Borrowing Base. Promptly and in any event within five Business Days after the President, the Chief Executive Officer, any Vice President or any Authorized Financial Officer of Holdings or any of its Subsidiaries obtains knowledge thereof, notice of the occurrence or effectiveness of any event or condition that has caused, or could reasonably be expected to cause, the Borrowing Base Property Amount of any Borrowing Base Property to be reduced by more than the lesser of (x) $1,000,000 and (y) 10% of such Borrowing Base Property Amount, in each case together with a certificate of an Authorized Financial Officer of the Borrower setting forth (in reasonable detail) the nature of the respective event and/or condition.

     (k) Annual Meetings with Banks. At the request of the Administrative Agent or the Required Banks, the Borrower shall, at least once during each fiscal year of the Borrower, hold a meeting (at a mutually agreeable location and time) with all of the Banks at which meeting the financial results of the previous fiscal year and the financial condition of Holdings and its Subsidiaries and the budgets presented for the current fiscal year of Holdings and its Subsidiaries shall be reviewed, with each Bank bearing its own travel, lodging, food and other costs associated with attending any such meeting.

     (l) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to Holdings and/or any of its Subsidiaries as the Administrative Agent or any Bank (through the Administrative Agent) may reasonably request.

     7.02 Books, Records and Inspections. Holdings will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Holdings will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Bank to visit and inspect, upon reasonable advance notice, during regular business hours and under guidance of officers of Holdings or such Subsidiary, any of the properties of Holdings or any of its Subsidiaries, and to examine the books of account of Holdings and any of its Subsidiaries and discuss the affairs, finances and accounts of Holdings and any of its Subsidiaries with, and be advised as to the same by, its and their respective Presidents, Chief Executive Officers, Vice Presidents, Authorized Financial Officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or any Bank may reasonably request, provided that any Bank's rights under this Section 7.02 may not be exercised more than once in any fiscal quarter of the Borrower.

     7.03 Maintenance of Property; Insurance. (a) Schedule VI sets forth a true and complete listing of all insurance maintained by, or on behalf of, Holdings and its Subsidiaries as of the Effective Date. Holdings will, and will cause each of its Subsidiaries and Facility Managers to, (i) keep all property necessary in its business (including, in any event, each Borrowing Base Property) in good working order and condition and (ii) furnish to the Administrative Agent, upon written request, information evidencing the insurance carried. In addition to the requirements of the immediately preceding sentence, Holdings will, and will cause each of its Subsidiaries and Facility Managers to, at all times cause (I) insurance coverage to be issued by an insurer (x) authorized to issue such insurance in all applicable jurisdictions and (y) having an "A-" or better rating as established by A.M. Best Company and with a financial size rating of VII or larger as established by A.M. Best Company (or another financial size rating reasonably acceptable to the Administrative Agent considering market conditions) and (II) insurance with at least the coverages set forth below to be continuously maintained:

               (i) Property insurance including coverage for business interruption and/or rental income covering all Borrowing Base Properties including, but not limited to, any alterations, Improvements or additions thereto. All such insurance coverage shall be written on the so-called "All Risk of Physical Loss" basis and include the perils of fire, lightning, windstorm, sprinkler leakage, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, malicious mischief, terrorist acts, aircraft, vehicle, smoke, sinkhole (which in the case of a Borrowing Base Property located in the State of California, is covered by earthquake insurance) and collapse in an amount equal to at least 100% of the full replacement cost of the respective property (other than in respect of the foundation and excavation);

                (ii) Boiler and machinery insurance covering all boilers, boiler tanks, pressure vessels, auxiliary piping, heating and air conditioning equipment and similar apparatus located in or about the Borrowing Base Properties in such amounts as are generally carried by risks of the nature of the respective property;

                (iii) Flood insurance to the extent available under the National Flood Insurance Program, against damage or loss by flood if any Borrowing Base Property is located in an area now or in the future designated "A" or "V" FIRM Zones as defined in the National Flood Insurance Act of 1968, or the Flood Disaster Protection Act of 1973, or the National Flood Insurance Reform Act of 1994 and any modifications of such acts to the full amount available under such acts or programs;

                (iv) Earthquake insurance against the peril of earthquake and earth movement if any Borrowing Base Property is located in California or another area at high risk to earthquake on such basis and amounts as shall be reasonably determined by the Administrative Agent;

                (v) Liability insurance on a Comprehensive General Liability Occurrence format in an amount of at least $1,000,000 combined bodily injury and property damage per occurrence and $3,000,000 in the annual aggregate amount per Hotel Property or Senior Living Care Facility. Such insurance coverage shall protect both Holdings and its Subsidiaries and the Collateral Agent against claims for bodily injury including death, property damage, personal injury, advertising injury, contractual liability, products and completed operations liability arising out of or connected with the possession, use, operation, leasing, maintenance, construction, alteration or renovation of each Hotel Property or Senior Living Care Facility. If any of the coverages referred to in this clause (v) are obtained under a so-called "blanket" policy with more than one property covered, the policy shall contain a so-called "individual aggregate per location or project" endorsement;

                (vi) Umbrella or excess liability insurance on an occurrence basis in the amount of at least $100,000,000 per occurrence covering both Holdings and its Subsidiaries and the Collateral Agent against claims for damages in excess of all primary liability policies;

                (vii) Statutory workers' compensation insurance or a qualified self insurer (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by, or on behalf of, Holdings and its Subsidiaries), in statutory amounts as required by law (including employer's liability insurance);

                (viii) Liquor liability and dram shop insurance on such basis and in such amounts as shall be reasonably required by the Administrative Agent in a minimum amount of $1,000,000 per occurrence and $3,000,000 in the aggregate for Hotel Properties; and

                (ix) Such other insurance against loss or damage of the kinds from time to time customarily insured against and in such amounts as are generally available and required by institutional lenders for properties comparable to the respective Hotel Property or Senior Living Care Facility.

     With respect to insurance of the types described in clauses (i), (ii),
(iii) and (iv) above in this Section 7.03(a) for non-Borrowing Base Properties, such insurance shall be in at least such amounts and insure against at least such risks as are consistent with industry practice for similarly situated properties.

     (b) Holdings, HMC Capital and the Borrower will, and will cause each of Marriott Suites L.P., the Subsidiary Guarantors and/or each Facility Manager to, at all times keep the respective Borrowing Base Properties (and all equipment, fixtures, improvements and other personalty relating thereto) insured in favor of the Collateral Agent, and all policies or certificates with respect to such insurance (and any other insurance maintained by, or on behalf of, Holdings, HMC Capital, the Borrower, Marriott Suites L.P. or any Subsidiary Guarantor) (i) shall name the Collateral Agent as loss payee or as an additional insured, as its respective interest may appear, (ii) shall state that such insurance policies shall not be cancelled or materially changed without at least 30 days' prior written notice thereof (or at least 10 days' prior written notice thereof in the case of non-payment of premium) by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors, (iv) shall contain the standard non-contributory mortgagee clause endorsement in favor of the Collateral Agent with respect to hazard insurance coverage, (v) shall, with respect to first party property insurance and business interruption insurance, provide that any losses shall be payable to the Collateral Agent notwithstanding
(A) any act or neglect of Holdings, HMC Capital, the Borrower, Marriott Suites L.P., any Subsidiary Guarantor or any Facility Manager, (B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties or (D) any change in the title to or ownership or possession of the insured properties and (vi) shall be deposited with the Collateral Agent.

     (c) If Holdings, HMC Capital, the Borrower, Marriott Suites L.P., any of the Subsidiary Guarantors or any Facility Manager shall fail to maintain all insurance in accordance with this Section 7.03, or if Holdings, HMC Capital, the Borrower, Marriott Suites L.P., any of the Subsidiary Guarantors or any Facility Manager shall fail to so name the Collateral Agent as an additional insured or as a loss payee or so deposit all certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation), upon at least 10 days' notice to the Borrower, to procure such insurance, and Holdings, HMC Capital and the Borrower agree to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for all costs and expenses of procuring such insurance.

     7.04 Corporate Franchises. Holdings will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 7.04 shall prevent (i) any of the transactions permitted in accordance with Section 8.02 or
(ii) the withdrawal by Holdings or any of its Subsidiaries of its qualification as a foreign corporation, partnership or limited liability company, as the case may be, in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

     7.05 Compliance with Statutes, etc. Holdings will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its

Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

     7.06 Compliance with Environmental Laws. (a) Holdings will comply, and will cause each of its Subsidiaries to comply, with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned or operated by Holdings or any of its Subsidiaries, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole, and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws.

     (b) At the written request of the Administrative Agent or the Required Banks, which request shall specify in reasonable detail the basis therefor, at any time and from time to time after (i) the Obligations have been declared due and payable pursuant to Section 9, (ii) the Administrative Agent receives notice under Section 7.01(i) of any event for which notice is required to be delivered for any Real Property or (iii) Holdings or any of its Subsidiaries are not in compliance with Section 7.06(a) with respect to any Real Property, Holdings, HMC Capital and the Borrower will provide, at their sole cost and expense, an environmental site assessment report concerning any such Real Property now or hereafter owned or operated by Holdings or any of its Subsidiaries, prepared by an environmental consulting firm reasonably approved by the Administrative Agent, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property. If Holdings, HMC Capital or the Borrower fails to provide the same within 90 days after such request was made, the Administrative Agent may order the same, and Holdings, HMC Capital and the Borrower shall grant and hereby grant, to the Administrative Agent and the Banks and their agents access to such Real Property and specifically grants the Administrative Agent and the Banks an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense.

     7.07 ERISA. Within 15 Business Days after Holdings, any Subsidiary of Holdings or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following events to the extent that such events, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole, Holdings will deliver to the Administrative Agent a certificate of an Authorized Financial Officer of Holdings setting forth details as to such occurrence and the action, if any, that Holdings, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Holdings, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may reasonably be expected to be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Single Employer Plan; that any contribution required to be made by Holdings, any Subsidiary of Holdings or any ERISA Affiliate to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may reasonably be expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien on the assets of Holdings, any Subsidiary of Holdings or any ERISA Affiliate under ERISA or the Code; that proceedings may reasonably be expected to be or have been instituted to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted against Holdings, any Subsidiary of Holdings or any ERISA Affiliate pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that Holdings, any Subsidiary of Holdings or any ERISA Affiliate will or may reasonably be expected to incur or has incurred any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or
Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code under Section 4980B of the Code; or that Holdings or any Subsidiary of Holdings may incur any liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA). Holdings will deliver to the Administrative Agent (with sufficient copies for each Bank)
(i) a complete copy of the annual report (Form 5500) of each Single Employer Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed by Holdings or any of its Subsidiaries with the Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. In addition to any certificates or notices delivered to the Administrative Agent pursuant to the first sentence hereof, copies of annual reports and any material notices received by Holdings, any Subsidiary of Holdings or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Administrative Agent (with sufficient copies for each Bank) no later than 15 Business Days after the date such report has been filed with the Internal Revenue Service or such notice has been received by Holdings, such Subsidiary or such ERISA Affiliate, as applicable.

     7.08 End of Fiscal Years; Fiscal Quarters. Holdings, HMC Capital and the Borrower will cause (i) each of the Borrower's, and each of the Borrower's Subsidiaries', fiscal years to end on the Friday closest to December 31 and
(ii) each of the Borrower's, and each of the Borrower's Subsidiaries', first three fiscal quarters to end on the last day of the 12th, 24th and 36th week, respectively, of each fiscal year and the fourth fiscal quarter to end on the Friday closest to December 31, it being understood that (x) if any Hotel Property or Senior Living Care Facility owned or leased by a Subsidiary of the Borrower is managed by a Facility Manager other than Marriott International or any Wholly-Owned Subsidiary of Marriott International, Holdings, HMC Capital and the Borrower shall cause such Subsidiary's fiscal years and fiscal quarters to end on dates as close as reasonably practicable to the dates set forth above in this Section 7.08 and (y) the Borrower may elect to change each of its and each of its Subsidiaries fiscal quarters to end on March 31, June 30, September 30 and December 31.

     7.09 Performance of Obligations. Holdings will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each Management Agreement, each ground lease and each mortgage, deed of trust, indenture, loan agreement or credit agreement and each other material agreement, contract or instrument by which it or any Real Property owned or leased by Holdings or any of its Subsidiaries is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole.

     7.10 Payment of Taxes. Holdings will, and will cause each of its Subsidiaries to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which any penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a lien or charge upon any properties of Holdings or any such Subsidiary; provided that neither Holdings nor any such Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

     7.11 Certain Requirements with Respect to Acquisitions of Borrowing Base Properties. Unless the Required Banks otherwise agree in writing with respect to any Borrowing Base Property acquired after the Effective Date, prior to or, if specified below, concurrently with (and within any time requirements specified below) any acquisition by the Borrower or any of its Subsidiaries of a Hotel Property or a Senior Living Care Facility which shall constitute a Borrowing Base Property, the Borrower shall furnish to the Administrative Agent (with sufficient copies for each of the Banks, and the Administrative Agent will promptly forward to each of the Banks):

          (i) at least 10 days prior to the acquisition of the respective Borrowing Base Property, the Information Package relating to such Borrowing Base Property;

          (ii) concurrently with the acquisition of such Borrowing Base Property, fully executed counterparts of a Mortgage, in form and substance reasonably satisfactory to the Administrative Agent, which Mortgage shall cover the Borrowing Base Property to be acquired and shall secure the full amount of the Total Commitment (or, after the termination thereof, all outstanding Loans at such time) (provided, that in any jurisdiction in which there is a mortgage recording tax, such Mortgage shall secure the Loans in an amount equal to at least the Appraised Value of such Borrowing Base Property), together with evidence that counterparts of such Mortgage have been delivered to the title insurance company insuring the lien on such Borrowing Base Property for recording in all places to the extent necessary to effectively create a valid and enforceable first priority mortgage lien on such Borrowing Base Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

          (iii) concurrently with the acquisition of such Borrowing Base Property, a Mortgage Policy on such Borrowing Base Property issued by title insurers (and with such reinsurance and co-insurance as is) reasonably satisfactory to the Administrative Agent in amounts reasonably satisfactory to the Administrative Agent assuring the Administrative Agent that the Mortgage on such Borrowing Base Property is a valid and enforceable first priority mortgage lien on such Borrowing Base Property, free and clear of all defects and encumbrances except Permitted Encumbrances and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent;

          (iv) concurrently with the acquisition of such Borrowing Base Property, a recent ALTA survey of such Borrowing Base Property certified by a licensed professional surveyor, which certification and surveyor shall be reasonably satisfactory to the Administrative Agent;

          (v) in the case of any Borrowing Base Property that is a Leasehold, at least 10 days prior to the acquisition of such Borrowing Base Property, a true and correct copy of the ground or other lease for such Borrowing Base Property, and concurrently with the acquisition of such Borrowing Base Property, an estoppel certificate and, to the extent required by the Administrative Agent, a landlord waiver, in each case from the fee owner or ground lessor of such Borrowing Base Property, which lease, estoppel certificate and landlord waiver shall be in form and substance reasonably satisfactory to the Administrative Agent;

          (vi) a certificate of occupancy (or such other proof of compliance with local ordinances as the Administrative Agent shall reasonably require) in form and substance reasonably satisfactory to the Administrative Agent with respect to such Borrowing Base Property;

          (vii) at least 10 days prior to the acquisition of the respective Borrowing Base Property, recent Phase I (and to the extent reasonably determined to be necessary by the Administrative Agent, Phase II) environmental assessments on such Borrowing Base Property from an independent environmental firm, certified to and in form, scope and substance, reasonably satisfactory to the Administrative Agent;

          (viii) at least 10 days prior to the acquisition of the respective Borrowing Base Property, recent engineering reports on such Borrowing Base Property prepared by an independent engineering firm, certified to and in form, scope and substance, reasonably satisfactory to the Administrative Agent;

          (ix) a true and correct copy of the Management Agreement for such Borrowing Base Property, which Management Agreement shall be in form and substance reasonably satisfactory to the Administrative Agent;

          (x) concurrently with the acquisition of such Borrowing Base Property, but only to the extent not already entered into by the Facility Manager of such Borrowing Base Property, such Facility Manager and the respective Credit Party shall have duly executed and delivered a Manager Subordination Agreement;

          (xi) concurrently with the acquisition of such Borrowing Base Property, an opinion of local counsel reasonably satisfactory to the Administrative Agent, which shall cover the perfection of the security interests granted pursuant to the Mortgage on such Borrowing Base Property and such other matters incident to the transactions contemplated thereby as the Administrative Agent may reasonably request;

          (xii) true and correct copies of all material licenses (including, in any event, all liquor licenses in the case of a Hotel Property) and permits for such Borrowing Base Property;

          (xiii) a certificate of an Authorized Officer of the Borrower certifying (i) the cost to acquire the respective Borrowing Base Property,
     (ii) the purchase of related working capital in connection with the acquisition of such Borrowing Base Property, (iii) the amount expected to be used to pay fees and expenses in connection with the acquisition of such Borrowing Base Property, and (iv) the amount anticipated to be spent within two years after the date of the acquisition of such Borrowing Base Property to pay preopening costs and to make improvements on such Borrowing Base Property so acquired to bring such Borrowing Base Property up to the respective Facility Manager's standards;

          (xiv) true and correct copies of all leases or other occupancy agreements for rental space in excess of 7,500 square feet to be entered into or assumed by the Borrower or any of its Subsidiaries (as lessor) for such Borrowing Base Property, which leases shall be reasonably satisfactory to the Administrative Agent;

          (xv) either (1) evidence reasonably satisfactory to the Administrative Agent (which may be included as part of the survey delivered pursuant to clause (iv) of this Section 7.11) indicating that such Borrowing Base Property is not located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or (2) if any such Borrowing Base Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then a copy of the certificate of insurance evidencing the underlying flood insurance policy, which underlying policy shall be in accordance with Section 7.03 and in accordance with the National Flood Insurance Act of 1968, as amended;

          (xvi) a certificate of insurance evidencing that there has been obtained insurance coverage for such Borrowing Base Property which satisfies the requirements of Section 7.03 and all of such coverage is in full force and effect; and

          (xvii) in the case of any Borrowing Base Property that is not wholly-owned by the Borrower or by any Wholly-Owned Subsidiary of the Borrower, a consent, in form and substance satisfactory to the Administrative Agent, from each of the minority owners of such Borrowing Base Property (or in the Subsidiary of the Borrower that owns such Borrowing Base Property) consenting to the granting of a Mortgage on such Borrowing Base Property and in the related personal property and, to the extent that such Borrowing Base Property is owned by a Subsidiary of the Borrower, to the entering into by such Subsidiary of the Security Agreement, the Pledge Agreement, the Partnership Pledge and Security Agreement, the Subsidiaries Guaranty, the California Environmental Indemnity Agreement and any documents related to the foregoing.

     7.12 Certain Partnerships. Holdings and the Borrower will ensure that all times either the Borrower or a Wholly-Owned Subsidiary of the Borrower that is a Subsidiary Guarantor is the sole general partner of any Subsidiary Guarantor that is a partnership.

     7.13 Facility Manager. Unless the Required Banks otherwise agree in writing, Holdings will take, and will cause each of its Subsidiaries to take, all action necessary so that (x) each Borrowing Base Property is at all times managed by a Permitted Facility Manager pursuant to the respective Management Agreement and (y) no such Management Agreement is terminated.

     7.14 Lien Waivers; etc. Within 60 days after the making of any Revolving Loan the proceeds of which were used to pay contractors for renovations or improvements theretofore made on any Borrowing Base Property, the Borrower shall have delivered to the Administrative Agent (x) lien waivers in form and substance reasonably satisfactory to the Administrative Agent from the contractor or contractors that have made such renovations or improvements to the extent that such contract or contracts are in excess of $2,000,000 and (y) at the reasonable request of the Administrative Agent, updates regarding title to the relevant Mortgage Policy in the form of an endorsement to such Mortgage Policy, to ensure that the priority of the Mortgage on such Borrowing Base Property is not affected by such renovations or improvements.

     7.15 FF&E Reserve Accounts. (a) (i) Within 30 days after the Effective Date, (x) the Borrower or its respective Subsidiary shall establish FF&E

Reserve Accounts with respect to each Initial Hotel Property and (y) the Borrower or its respective Subsidiary shall take all actions as may be necessary, or in the reasonable opinion of the Administrative Agent desirable, to perfect the Collateral Agent's security interest in each FF&E Reserve Account (and all funds from time to time on deposit therein) with respect to the New York Marriott Financial Center and the San Francisco Marriott and (ii) within 30 days after each acquisition of a Borrowing Base Property, the Borrower or its respective Subsidiary shall establish an FF&E Reserve Account with respect to such Borrowing Base Property and shall take all actions as may be necessary, or in the reasonable opinion of the Administrative Agent desirable, to perfect the Collateral Agent's security interest in such FF&E Reserve Account (and all funds from time to time on deposit therein).

     (b) On or before the last day of the month immediately following the end of each accounting period of the Borrower, commencing with its accounting period ending on June 20, 1997, Holdings will, and will cause its respective Subsidiaries or Facility Managers to, deposit into the FF&E Reserve Account for each Borrowing Base Property at least that amount required to be deposited into such FF&E Reserve Account pursuant to the terms of the respective Management Agreement, provided that in no event shall the amount so deposited in any accounting period of the Borrower in respect of any Borrowing Base Property be less than 3% of the Gross Revenues from such Borrowing Base Property for such accounting period (net of FF&E expenditures made during such accounting period) (with such amount to increase to 5% of such Gross Revenues within a reasonable time reasonably acceptable to the Administrative Agent after the entering into of such Management Agreement) or more than 7% of the Gross Revenues from such Borrowing Base Property for such accounting period (net of FF&E expenditures made during such accounting period). The funds on deposit in the FF&E Reserve Accounts shall be used by the Borrower or its respective Subsidiary solely to
(i) renew or replace FF&E or make certain Capital Expenditures for the respective Borrowing Base Property on the terms and conditions set forth in the respective Management Agreement and in this Agreement and (ii) repay outstanding Indebtedness incurred pursuant to Section 8.04(x) subject to the terms and conditions of this Agreement and the respective subordination provisions of such Indebtedness.

     7.16 Interest Rate Protection. If at any time the aggregate outstanding principal of Loans exceeds $250,000,000, then within 60 days thereafter, the Borrower will enter into (and thereafter maintain) Interest Rate Protection Agreements reasonably acceptable to the Agents, with a term of at least one year, establishing a fixed or maximum interest rate not to exceed 11% for an aggregate amount equal to at least 50% of the aggregate principal amount of all Loans then outstanding.

     7.17 Appraisals. (a) As soon as available, but in any event within 30 days following the acquisition of any Borrowing Base Property after the Effective Date, the Borrower shall, at its own expense, deliver to the Administrative Agent (with sufficient copies for each of the Banks, and the Administrative Agent will promptly forward to each of the Banks), a recent Appraisal with respect to such Borrowing Base Property, which Appraisal shall satisfy the requirements set forth in 12 C.F.R. Part 34- Subpart C and shall in all other respects be in form, scope and substance reasonably satisfactory to the Administrative Agent.

     (b) If the Administrative Agent or the Required Banks shall advise the Borrower by written notice that the Administrative Agent or the Required Banks reasonably believe that the value of one or more Borrowing Base Properties has been materially and adversely affected, for any reason, since the date of the most recent Appraisal thereof, promptly thereafter the Borrower will cause the preparation and delivery to the Administrative Agent of a new Appraisal of each such Borrowing Base Property dated not more than 30 days prior to the date of such delivery, which Appraisal shall satisfy the requirements set forth in 12 C.F.R. Part 34 - Subpart C, shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and shall be prepared by an independent appraiser satisfactory to, and engaged by, the Administrative Agent; provided that, unless an Event of Default shall have occurred and be continuing, (i) the expense of such Appraisal shall be borne by the Banks ratably and (ii) no Borrowing Base Property shall be appraised pursuant to this Section 7.17(b) more than once each calendar year.

     7.18 Casualty and Condemnation; Restoration. (a) Upon the occurrence of any Casualty Event of all or any portion of any Borrowing Base Property, whether or not covered by insurance, which will cost (or may reasonably be expected to cost) $1,000,000 or more to Restore, as reasonably determined by the Borrower and so certified by an Authorized Officer of the Borrower in a certificate delivered to the Administrative Agent, (i) the Borrower shall promptly deliver to the Administrative Agent written notice of the same which shall, among other things, describe such Casualty Event, and (ii) to the extent that the respective Credit Party elects to Restore such Borrowing Base Property, as soon as practicable but in any event prior to the commencement of Restoration of such Borrowing Base Property, the Borrower shall deliver to the Administrative Agent a Notice of Renovation/Restoration in the form of Exhibit S.

     (b) The Administrative Agent, on behalf of the Secured Creditors, is hereby authorized, at its option, to collect and receive all Insurance Proceeds in respect of a Borrowing Base Property (other than Insurance Proceeds attributable to workers' compensation and liability insurance) and to give proper receipts and acquittances therefor; provided, however, that (x) if no Event of Default shall have occurred and be continuing, the Borrower shall have the right to direct the Administrative Agent to apply Insurance Proceeds in accordance with Sections 7.18(e) and (f) and (y) if no Event of Default shall have occurred and be continuing, to the extent not inconsistent with the requirements of Sections
7.18 (e) and (f), the Borrower shall have the right to direct the Administrative Agent (1) to pay to the Borrower or the other applicable Credit Party all Insurance Proceeds with respect to any Casualty Event affecting a Borrowing Base Property which will cost (or may reasonably be expected to cost) less than $1,000,000 to Restore and (2) to pay to the Borrower or the other applicable Credit Party all proceeds of any related business interruption insurance as, and to the extent, requested by the Borrower. If, prior to the receipt by the Administrative Agent of such Insurance Proceeds, any Borrowing Base Property shall have been transferred upon foreclosure of the applicable Mortgage (or by deed in lieu thereof) or other Security Document, the Administrative Agent shall have the right to receive such Insurance Proceeds to the extent (x) such Insurance Proceeds are attributable to a Casualty Event occurring prior to foreclosure or delivery of any deed in lieu thereof and (y) of any deficiency attributable to such Borrowing Base Property found to be due upon such sale, with legal interest thereon, and reasonable counsel fees, costs and disbursements incurred by the Administrative Agent in connection with the collection of such Insurance Proceeds. The Administrative Agent may, but shall not be obligated to, make proof of loss if not made promptly by the applicable Credit Party. Subject to the terms of any Management Agreement or ground lease, during the continuance of any Event of Default, the Administrative Agent is hereby authorized and empowered by the Borrower and each other Credit Party to settle, adjust or compromise any claims for damage, destruction or loss thereunder in good faith, with or without the consent of any Credit Party (and each of the Borrower and each other Credit Party hereby irrevocably appoints and constitutes the Administrative Agent as its lawful attorney-in- fact, coupled with an interest and with full power of substitution, for the purpose of settling, adjusting or compromising any such claims with respect to any Borrowing Base Property). Subject to the terms of any Management Agreement, in no event shall any Credit Party settle, adjust or compromise any claim for Insurance Proceeds in respect of any Borrowing Base Property of $1,000,000 or more without the prior written consent of the Administrative Agent, which shall not be unreasonably withheld, conditioned or delayed; provided, that this provision shall not restrict the right of the lessor under any ground lease applicable to such Borrowing Base Property (1) to settle, adjust or compromise any claim for Insurance Proceeds to the extent such lessor is granted the power to do so under such ground lease or (2) to approve any settlement, adjustment or compromise of any claim for Insurance Proceeds to the extent the approval of such lessor is required under such ground lease. Subject to the requirements of any ground lease affecting any Borrowing Base Property, each insurance company concerned is hereby authorized and directed to make payment of all

Insurance Proceeds in respect of each of the Borrowing Base Properties payable by it directly to the Administrative Agent. If any Credit Party receives any Insurance Proceeds resulting from such Casualty Event in respect of any Borrowing Base Property, such Credit Party shall (subject to the requirements of any ground lease affecting such Borrowing Base Property) promptly endorse and transfer such Insurance Proceeds to the Administrative Agent and each Credit Party covenants that until so paid over to the Administrative Agent, such Credit Party, shall hold such Insurance Proceeds in trust for the benefit of the Administrative Agent and shall not commingle such Insurance Proceeds with any other funds or assets of such Credit Party or any other Person.

     (c) The Borrower will promptly deliver written notice to the Administrative Agent upon obtaining knowledge of the institution, or the proposed institution, of any bona fide action or proceeding for the Taking of all or any portion of any Borrowing Base Property. The Administrative Agent shall have the right to participate in any negotiation, action or proceeding relating to any such action or proceeding affecting any Borrowing Base Property, and no settlement or compromise of any claim of $1,000,000 or more in connection with any such action or proceeding shall be made without the consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that this provision shall not restrict the right of the lessor under any ground lease applicable to such Borrowing Base Property (1) to settle or compromise any such claim to the extent such lessor is granted the power to do so under such ground lease or (2) to approve any settlement or compromise of any such claim to the extent the approval of such lessor is required under such ground lease. Upon the occurrence of any partial Taking with respect to a Borrowing Base Property which will cost (or may reasonably be expected to cost) $1,000,000 or more to Restore, as reasonably determined by the Borrower and so certified by an Authorized Officer of the Borrower in a certificate delivered to the Administrative Agent, as soon as practicable thereafter but in any event prior to the commencement of any Restoration of such Borrowing Base Property, the Borrower shall deliver to the Administrative Agent a Notice of Renovation/Restoration in the form attached hereto as Exhibit S.

     (d) The Administrative Agent, on behalf of the Secured Creditors, is hereby authorized, at its option, to collect and receive all Condemnation Proceeds in respect of each of the Borrowing Base Properties and to give proper receipts and acquittances therefor; provided that, (x) if no Event of Default shall have occurred and be continuing, the Borrower shall have the right to direct the Administrative Agent to apply Condemnation Proceeds in accordance with Sections 7.18(e) and (f), and (y) if no Event of Default shall have occurred and be continuing, to the extent not inconsistent with the requirements of Sections 7.18(e) and (f), the Borrower shall have the right to direct the Administrative Agent to pay to the Borrower or the other applicable Credit Party all Condemnation Proceeds with respect to a Taking affecting a Borrowing Base Property which will cost (or may reasonably be expected to cost) less than $1,000,000 to Restore. If, prior to the receipt by the Administrative Agent of such Condemnation Proceeds, the portion of the Borrowing Base Property subject to such action or proceeding shall have been sold upon foreclosure of the applicable Mortgage (or by deed in lieu thereof) or other Security Document, the Administrative Agent shall have the right to receive such Condemnation Proceeds to the extent (x) such Condemnation Proceeds are attributable to a Taking occurring prior to foreclosure or delivery of any deed in lieu thereof and (y) of any deficiency attributable to such Borrowing Base Property found to be due upon such sale, with legal interest thereon, and reasonable counsel fees, costs and disbursements incurred by the Administrative Agent in connection with the collection of such Condemnation Proceeds. The Administrative Agent may, but shall not be obligated to, make proof of loss if not made promptly by the applicable Credit Party. Subject to the terms of any Management Agreement or ground lease, during the continuance of any Event of Default, the Administrative Agent is hereby authorized and empowered by the Borrower and each other Credit Party to settle, adjust or compromise any claims for Condemnation Proceeds with or without the consent of any Credit Party (and each of the Borrower and each other Credit Party hereby irrevocably appoints and constitutes the Administrative Agent as its lawful attorney-in-fact, coupled with an interest and with full power of substitution, for the purpose of settling, adjusting or compromising any such claims with respect to any Borrowing Base Property). Subject to the terms of any Management Agreement, in no event shall any Credit Party settle, adjust or compromise any claim for Condemnation Proceeds in respect of any Borrowing Base Property of $1,000,000 or more without the prior written consent of the Administrative Agent, which shall not be unreasonably withheld, conditioned or delayed; provided, that this provision shall not restrict the right of the lessor under any ground lease applicable to such Borrowing Base Property (1) to settle or compromise any claim for Condemnation Proceeds to the extent such lessor is granted the power to do so under such ground lease or (2) to approve any settlement or compromise of any claim for Condemnation Proceeds to the extent the approval of such lessor is required under such ground lease. Subject to the requirements of any ground lease affecting any Borrowing Base Property, each condemn or concerned is hereby authorized and directed to make payment of all Condemnation Proceeds in respect of each of the Borrowing Base Properties payable by it directly to the Administrative Agent. If any Credit Party receives any Condemnation Proceeds resulting from such condemnation in respect of any Borrowing Base Property, such Credit Party shall (subject to the requirements of any ground lease affecting such Borrowing Base Property) promptly endorse and transfer such Condemnation Proceeds to the Administrative Agent and each Credit Party covenants that until so paid over to the Administrative Agent, such Credit Party shall

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hold such Condemnation Proceeds in trust for the benefit of the Administrative
Agent and shall not commingle such Condemnation Proceeds with any other funds or assets of such Credit Party or any other Person.

     (e) In the event of any Casualty Event or Taking with respect to a Borrowing Base Property which will cost (or may reasonably be expected to cost) $1,000,000 or more to Restore, as reasonably determined by the Borrower and so certified by an Authorized Officer of the Borrower in a certificate delivered to the Administrative Agent, the Borrower shall elect by written notice delivered to the Administrative Agent as soon as practicable thereafter, but in any event before the earlier of (x) 30 days after the occurrence of such Casualty Event or Taking and (y) the commencement of the Restoration of such Borrowing Base Property, either:

     (i) to remove such Borrowing Base Property from the calculation of the Borrowing Base, prepay the Loans in an amount equal to the Release Price with respect to such Borrowing Base Property pursuant to Section 3.02(d) in the manner set forth in Sections 3.02(e) and (f) (which prepayment may be made with the respective Net Insurance/Condemnation Proceeds to the extent same are available to the Borrower or any of its Subsidiaries or the Collateral Agent) and not Restore such Borrowing Base Property (or Restore such Borrowing Base Property to the extent then permitted by Section 8.07 in respect of non-Borrowing Base Properties); or

     (ii) if all the following conditions shall be satisfied, to Restore such Borrowing Base Property pursuant to subsection 7.18(f):

               (A)  the Final Maturity Date shall not have occurred;

               (B) no Default or Event of Default shall have occurred and be continuing or would be caused by such Restoration;

               (C) the Borrower is in compliance in all respects with the provisions of Section 7.18(f);

               (D) either (1) the Administrative Agent shall have determined, in its reasonable discretion and after considering such written opinions of architects and engineers and other written information as the Borrower shall timely deliver to the Administrative Agent, that Restoration of such Borrowing Base Property is, under the circumstances then existing, physically and economically feasible and can be completed in accordance with Section 7.18(f) on or before a date not later than the earlier of (x) 12 months after the date of such Casualty Event or Taking and (y) six months prior to the Final Maturity Date or (2) such Restoration shall not constitute a Major Renovation/Restoration;

               (E) the Credit Parties shall have business interruption insurance complying with Section 7.03 in an amount at least equal to the reduction in Borrowing Base Property EBITDA with respect to such Borrowing Base Property, if any, which the Borrower reasonably expects to suffer during the period of Restoration;

               (F) the Credit Parties shall have complied with all notices and other requirements under any ground lease affecting such Borrowing Base Property that must be satisfied in respect of such Restoration, such Restoration is permitted under the terms of such ground lease and such ground lease remains in full force and effect; and

               (G) either (1) the Net Insurance/Condemnation Proceeds shall be sufficient to complete the costs of such Restoration, as determined by the Administrative Agent in its reasonable discretion, or (2) in the event that such Net Insurance/Condemnation Proceeds are insufficient to complete the costs of such Renovation, the Credit Parties shall have provided a cash deposit for the amount of any shortfall in the amount of Net Insurance/Condemnation Proceeds necessary to cover the costs to complete such Restoration.

If the Credit Parties shall fail to satisfy the conditions set forth in clause
(ii) of the preceding sentence or in Section 7.18(f) with respect to the related Borrowing Base Property, or shall fail to diligently and continuously prosecute the Work to completion (other than as a result of Excusable Delay), as determined by the Administrative Agent, in its reasonable discretion, then such Borrowing Base Property shall be removed from the calculation of the Borrowing Base, the Borrower shall prepay the Loans in an amount equal to the Release Price with respect to such Borrowing Base Property and, subject to the terms of any ground lease, the Administrative Agent shall apply any or all remaining Insurance Proceeds or Condemnation Proceeds, as applicable, towards such prepayment.

     (f) In the event of any Casualty Event or Taking with respect to a Borrowing Base Property which will cost (or may reasonably be expected to cost) $1,000,000 or more to Restore, as reasonably determined by the Borrower and so certified by an Authorized Officer of the Borrower in a certificate delivered to the Administrative Agent, if any of the Credit Parties elects to Restore a Borrowing Base

Property pursuant to this Section 7.18(f) and the conditions set forth in clause
(ii) of the first sentence of Section 7.18(e) are satisfied, all Net Insurance/Condemnation Proceeds shall be held by the Administrative Agent (subject to the requirements of any ground lease affecting such Borrowing Base Property) in an interest-bearing account with the Administrative Agent, with all interest to be held therein until completion and final inspection of the Work, and shall be applied by the Administrative Agent to the payment of the cost of Restoring such Borrowing Base Property so damaged or destroyed or of the portion or portions of such Borrowing Base Property not so Taken (the "Work") and shall be paid out from time to time to the Borrower as the Work progresses, subject to retainage as reasonably determined by the Administrative Agent in accordance with its customary construction lending practices and otherwise in accordance with any conditions reasonably imposed by the Administrative Agent but subject to each of the following conditions:

          (i) Subject to Excusable Delays, the Borrower shall promptly (and in any event within 60 days after the applicable Casualty Event or Taking) commence, or cause the commencement of, Restoration of such Borrowing Base Property.

          (ii) If the Work is structural or if the cost of the Work, as estimated by the Borrower, shall exceed the lesser of 10% of the Borrowing Base Property Amount with respect to such Borrowing Base Property and $1,000,000, the Work shall be in the charge of an architect or engineer reasonably acceptable to the Administrative Agent (who may be an employee or Affiliate of the Borrower), and before any Credit Party commences any Work, other than temporary work to protect property or prevent interference with business, the Administrative Agent shall have approved the plans and specifications and the general contract for the Work to be submitted by such Credit Party, which approval shall not be unreasonably withheld, conditioned or delayed. Such plans and specifications shall provide for such Work that, upon completion thereof, the Improvements shall (x) be in compliance in all material respects with all Legal Requirements such that all representations or warranties of the Credit Parties relating to the compliance of such Borrowing Base Property with applicable laws as set forth in this Agreement and in the other Credit Documents would then be true and correct in all material respects, and (y) be reasonably equivalent in value and general utility to the Improvements which were on such Borrowing Base Property prior to the Casualty Event or Taking. Such plans and specifications shall be accompanied by (1) a signed estimate of the Borrower, or, if an architect or engineer is required to supervise the Work, such architect or engineer, stating the estimated cost of completing the Work, which estimate shall bear the architect's or engineer's seal if not made by the Borrower and (2) to the extent necessary at such stage of the Work, certified copies of all authorizations required in connection with the commencement and performance of the Work.

          (iii) Each request for payment shall be made on seven days' prior notice to the Administrative Agent and shall be accompanied by invoices and by (a) a certificate to be made by such architect or engineer, if one be required under clause (ii) above, otherwise by a certificate of an Authorized Officer of the Borrower, stating that (1) all of the Work completed has been done in substantial compliance with the approved plans and specifications, if any be required under said clause (ii) above, and
     (2) the sum requested is justly required to reimburse any of the Credit Parties for payments made by the applicable Credit Party to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums previously paid out by the Administrative Agent does not exceed the cost of the Work done to the date of such certificate, and (b) a certificate of an Authorized Officer of the Borrower stating either that
     (x) the amount of such proceeds remaining in the hands of the Administrative Agent, or (y) the amount of such funds, in the hands of the applicable Credit Party from other sources irrevocably committed to the completion of the Work in a manner reasonably satisfactory to the Administrative Agent (including delivery of such funds to the Administrative Agent for application to pay the costs of the Restoration), will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as the Administrative Agent may require an estimate of the cost of such completion). The Administrative Agent may require that any such statements be independently verified by an inspector approved by the Administrative Agent to the extent that any such costs for the Work equal or exceed $1,000,000.

          (iv) Each request shall be accompanied by lien waivers satisfactory to the Administrative Agent covering that part of the Work for which payment or reimbursement has been made (or other evidence as shall be satisfactory to the Administrative Agent in its sole discretion confirming that no rights of mechanics, contractors, subcontractors, materialmen or suppliers are outstanding in respect of such Work) and by a search prepared by a title company reasonably satisfactory to the Administrative Agent establishing that there has not been filed with respect to such Borrowing Base Property any mechanics' or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record or bonded to the reasonable satisfaction of the Administrative Agent and evidencing the continued priority of the Mortgage on such Borrowing Base Property.

          (v) The available property Insurance Proceeds or Condemnation Proceeds which are paid or will be payable by the insurance company, together with other cash proceeds available to the Borrower and held in a reserve by the Administrative Agent are, in the reasonable judgment of the Administrative Agent, sufficient to pay in full costs of the Restoration.

          (vi) There shall be no Default or Event of Default.

          (vii) The request for any payment after the Work has been completed shall be accompanied by (a) a copy of any certificate or certificates required by law to render occupancy of the improvements being rebuilt, repaired or restored legal and (b) final lien waivers for all labor, materials and supplies from all contractors, subcontractors and materialmen, except with respect to claims or rights being contested or bonded in accordance with the provisions of Section 8.01(ii).

          (viii) After commencing the Work, the Borrower or its applicable Subsidiary shall, subject to Excusable Delays, cause such Work to be performed diligently and in good faith in a good and workmanlike manner to completion in accordance with the approved plans and specifications, if any.

          (xi) The Administrative Agent shall have received "agreements to complete" of the general contractor and any independent architects or engineers, which agreements to complete shall be in form and substance reasonably satisfactory to the Administrative Agent.

          (x) The Borrower shall have obtained and maintained, or shall have caused the applicable Credit Party to obtain and maintain, "all risks" insurance in accordance with Section 7.03.

     All costs and expenses of any Restoration, including, without limitation, any Work, engineer's fees, architect's fees or contractor's fees and the cost and expense of complying with this Section 7.18(f), shall be for the account of the Borrower and/or its applicable Subsidiary. Upon completion of the Work and payment in full therefor, the Borrower shall promptly deliver to the Administrative Agent a Completion Certificate with respect thereto, and the Administrative Agent shall return to the Borrower the amount of any unspent Insurance Proceeds or Condemnation Proceeds then or thereafter in the hands of the Administrative Agent on account of the Casualty Event or Taking that created the need for such Work, together with all undisbursed accrued interest thereon. Subject to the terms of any ground lease, nothing in this
Section 7.18 shall prevent the Administrative Agent from applying at any time all or any part of the Insurance Proceeds or Condemnation Proceeds to the curing of any Event of Default.

     (g) In the event of any Casualty Event or Taking with respect to a Borrowing Base Property which will cost (or may reasonably be expected to cost) $1,000,000 or more to Restore (as reasonably determined by the Borrower and so certified in a certificate delivered to the Administrative Agent) which a Credit Party has elected to Restore, upon completion of the Restoration and delivery to the Administrative Agent of a Completion Certificate, (i) the Administrative Agent may hire an independent engineer to inspect the applicable Borrowing Base Property and the Administrative Agent may deem any related Restoration not complete unless the engineer determines that the Restoration was completed in accordance with this Agreement and (ii) to the extent that the remaining Net Insurance/Condemnation Proceeds from such Casualty Event or Taking equals or exceeds $500,000, such remaining Net Insurance/Condemnation Proceeds shall be applied at such time to prepay the Loans pursuant to Section 3.02(d) in the manner set forth in Section 3.02(e) and (f). The cost of such inspection shall be for the account of the Borrower or the applicable Subsidiary.

     7.19 Marriott Suites Hotels. (a) The Borrower agrees to use its reasonable efforts to obtain the consent of the limited partners in Marriott Suites L.P. which are not Affiliates or Subsidiaries of the Borrower to the granting by Marriott Suites L.P. of a Mortgage on each of the Marriott Suites Hotels and to the entering into by Marriott Suites L.P. of the Subsidiaries Guaranty, the Security Agreement, the Pledge Agreement, the Partnership Pledge and Security Agreement, the California Environmental Indemnity Agreement and any documents related to the foregoing.

     (b) Within 45 days after either (x) the Borrower obtains the consents referred to in clause (a) of this Section 7.19 or (y) Marriott Suites L.P. becomes a Wholly-Owned Subsidiary of Host Marriott, the Borrower shall, at its own expense, cause Marriott Suites L.P. to grant a Mortgage on each of the Marriott Suites Hotels and to execute and deliver the other Credit Documents and related documents referred to in clause (a) of this Section 7.19. In connection with the foregoing, the Borrower shall, at its own expense, deliver to the Administrative Agent the following items:

          (i) a Mortgage Policy on each Marriott Suites Hotel issued by title insurers reasonably satisfactory to the Administrative Agent in amounts reasonably satisfactory to the Administrative Agent assuring the Administrative Agent that the Mortgage on each such Marriott Suites

     Hotel is a valid and enforceable first priority mortgage lien on each such Marriott Suites Hotel, free and clear of all defects and encumbrances except Permitted Encumbrances and each such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent;

          (ii) a recent ALTA survey of each such Marriott Suites Hotel certified by a licensed professional surveyor, which certification and surveyor shall be reasonably satisfactory to the Administrative Agent;

          (iii) in the case of any Marriott Suites Hotel that is a Leasehold, at least 10 days prior to the acquisition of each such Marriott Suites Hotel, a true and correct copy of the ground or other lease for such Marriott Suites Hotel, and on or before the granting of the respective Mortgage on such Marriott Suites Hotel, an estoppel certificate and, to the extent required by the Administrative Agent, a landlord waiver, in each case from the fee owner or ground lessor of such Marriott Suites Hotel, which lease, estoppel certificate and landlord waiver shall be in form and substance reasonably satisfactory to the Administrative Agent;

          (iv) one or more opinions of local counsel reasonably satisfactory to the Administrative Agent, which shall cover the perfection of the security interests granted pursuant to the respective Mortgages on each such Marriott Suites Hotel and such other matters incident to the transactions contemplated thereby as the Administrative Agent may reasonably request; and

          (v) a certificate of insurance evidencing that there has been obtained insurance coverage for each such Marriott Suites Hotel which satisfies the requirements of Section 7.03 and all of such coverage is in full force and effect.

     7.20 Estoppel Certificate for Atlanta Marriott Suites Midtown. The Borrower agrees to use its reasonable best efforts to obtain as promptly as practicable following the Effective Date, or cause Marriott Suites L.P. to so obtain, an estoppel certificate from the ground lessor of the Atlanta Marriott Suites Midtown in form and substance reasonably satisfactory to the Administrative Agent, which estoppel certificate shall be delivered to the Administrative Agent (with sufficient copies for each of the Banks, and the Administrative Agent shall promptly deliver such estoppel certificate to each of the Banks).

     7.21 Certain Engineering Matters. As soon as practicable, but in any event within 180 days following the Effective Date, the Borrower shall, or shall cause its respective Subsidiary to, remedy each of the engineering matters set forth on Schedule X and shall promptly thereafter deliver a certificate of an Authorized Officer of the Borrower certifying as to each such remediation.

     7.22 Additional Earthquake Insurance. On or before the 60th day following the Effective Date, the Borrower shall have purchased at least $5,000,000 of additional earthquake insurance on the San Francisco Marriott to the extent that such insurance is available at commercially reasonable rates.

     SECTION 8. Negative Covenants. Each of Holdings, HMC Capital and the Borrower hereby covenants and agrees (as to itself and each of its Subsidiaries) that on and after the Effective Date and until the Total Commitment has terminated and the Loans and Notes, together with interest, Fees and all other Obligations incurred here- under and thereunder, are paid in full:

     8.01 Liens. Holdings will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to Holdings or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, provided that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of the following Liens (collectively, "Permitted Liens"):

          (i) inchoate Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

          (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established (or, in the case of any Marriott Suites Hotel in which a Mortgage has not been granted pursuant to this Agreement, the Borrower shall have caused Marriott Suites L.P. to fully bond any such
     Lien), which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

          (iii) Liens in existence on the Effective Date which are listed, and the property subject thereto described, in Schedule VII (which Schedule VII need not set forth Permitted Encumbrances and the Liens created pursuant to the Security Documents), but only to the respective date, if any, set forth in such Schedule VII for the removal and termination of any such Liens, but no renewals or extensions of such Liens shall be permitted;

          (iv) Permitted Encumbrances;

          (v) Liens created pursuant to the Security Documents;

          (vi) leases or subleases to merchants, vendors or other providers of services to be located in the respective Hotel Property or Senior Living Care Facility or granted by the Borrower or any of its Subsidiaries to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries in the respective Hotel Property or Senior Living Care Facility;

          (vii) (A) Liens upon equipment or machinery subject to Capitalized Lease Obligations, provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and
     (y) the Lien encumbering the asset giving rise to such Capitalized Lease Obligation does not encumber any other asset of Holdings or any of its Subsidiaries and (B) Liens placed upon equipment or machinery used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of acquisition thereof by the Borrower or any such Subsidiary or within 60 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided further that the Lien encumbering the asset giving rise to the purchase money Indebtedness does not encumber any other asset of Holdings or any of its Subsidiaries, provided further that the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (vii) shall not at any time exceed $5,000,000;

          (viii) Liens securing Permitted Non-Recourse Indebtedness of Specified Subsidiaries permitted under Section 8.04(viii) so long as such Liens only encumber the Real Property (including the furniture, fixtures and equipment related thereto) of the Specified Subsidiary that has assumed or incurred such Permitted Non-Recourse Indebtedness;

          (ix) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

          (x) Liens arising from precautionary UCC financing statement filings in respect of operating leases;

          (xi) statutory and common law landlords' liens under leases to which the Borrower or any of its Subsidiaries is a party;

          (xii) Liens (other than Liens created or imposed under ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety bonds, bids, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

          (xiii) Liens arising out of judgments or awards in respect of which Holdings or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of all such judgments or awards (and the aggregate amount of any cash and the fair market value of any property pledged by Holdings or any of its Subsidiaries in connection therewith) does not exceed $5,000,000 at any time outstanding; and

          (xiv) Liens evidenced by the Existing New York Marriott Financial Center Mortgages and related UCC financing statements.

     8.02 Consolidation, Merger, Purchase or Sale of Assets, etc. Holdings will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale- leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

          (i) Capital Expenditures (including payments in respect of Capitalized Lease Obligations) by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Sections 8.01(vii)(B) and 8.07;

          (ii) the Borrower and each of its Subsidiaries may in the ordinary course of business, (x) sell or otherwise dispose of equipment and materials which, in the reasonable opinion of such Person, are obsolete, uneconomic or no longer useful in the conduct of such Person's business and
     (y) sell or exchange other items of equipment and materials so long as the purpose of each such sale or exchange is to acquire (and results within 30 days of such sale or exchange in the acquisition of) replacement items of equipment or materials which are the functional equivalent of the item of equipment or material so sold or exchanged and is at least of equivalent value and quality;

          (iii) Investments may be made to the extent permitted by Section 8.05;

          (iv) the Borrower and each of its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation unless permitted by Section 8.01(vii)); provided that Leaseholds of Borrowing Base Properties which do not constitute Capitalized Lease Obligations shall be permitted (x) with respect to the Initial Hotel Properties that are Leaseholds and (y) with respect to subsequently acquired Borrowing Base Properties, to the extent provided in Section 8.02(viii);

          (v) the Borrower and each of its Subsidiaries may make sales of inventory in the ordinary course of business;

          (vi) the Borrower and each of its Subsidiaries may sell Borrowing Base Properties (or in the case of a Borrowing Base Property owned or leased by a Subsidiary of the Borrower all of the capital stock or other equity interests of the respective Subsidiary which owns such Borrowing Base Property) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale is at fair market value (as determined in good faith by the Board of Directors of the Borrower), (iii) except in the case of a Like-Kind Exchange, the total cash consideration received by the Borrower or such Subsidiary for any such sale (x) equals at least the Release Price for such Borrowing Base Property and (y) is received at the time of the consummation of any such sale, and with the balance of such consideration to be in the form of promissory notes which shall be pledged to the Collateral Agent pursuant to the Pledge Agreement (although in no event shall more than 20% of the total consideration be in the form of promissory notes), (iv) the Borrowing Base shall be reduced in accordance with the definition thereof at the time of the consummation of such sale,
     (v) the Borrower shall have delivered to the Administrative Agent a new Borrowing Base Certificate signed by an Authorized Financial Officer of the Borrower, calculating (in reasonable detail) the Borrowing Base after giving effect to such sale, and the aggregate outstanding principal amount of Loans after giving effect to such sale (and any repayment required under Section 3.02(c)) shall not exceed the revised Borrowing Base, (vi) the Borrower or such Subsidiary concurrently makes any payments required under
     Section 3.02(c) as a result of such sale, and (vii) at least 10 Business Days prior written notice of such sale is given by the Borrower to the Administrative Agent (or such shorter notice as may be acceptable to the Administrative Agent);

          (vii) the Borrower and each of its Subsidiaries may sell other assets (other than the capital stock or other equity interests of any Subsidiary Guarantor) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale is at fair market value (as determined in good faith by the Borrower), (iii) the consideration received by the Borrower or such Subsidiary is at least 80% cash and is received at the time of the consummation of such sale, and with the balance of such consideration to be in the form of promissory notes which shall be pledged to the Collateral Agent pursuant to the Pledge Agreement to the extent such promissory notes are held by a Credit Party and (iv) the aggregate amount of all sales made pursuant to this Section 8.02(vii) shall not exceed $5,000,000 in any fiscal year of the Borrower;

          (viii) the Borrower and each of its Subsidiaries may acquire Borrowing Base Properties (including by purchasing the capital stock or other equity interests of the Person or Persons that own such Borrowing Base Properties) so long as (i) in the case of an acquisition of a Hotel Property, such Hotel Property constitutes a Qualified Hotel Property (it being understood that to the extent such Hotel Property does not satisfy one or more of the qualifications set forth in clauses (i) through (iv) of the definition of "Qualified Hotel Property" and the Borrower desires to have such Hotel Property constitute a Borrowing Base Property, the Required Banks shall use their reasonable efforts to vote on whether such Hotel Property shall constitute a Borrowing Base Property within 10 Business Days after receiving the Information Package for such Hotel Property (although the Required Banks' decision as to whether or not to treat such Hotel Property as a Borrowing Base Property shall be made in their sole discretion)), (ii) each Borrowing Base Property (or the capital stock or other equity interests of the Person owning such Borrowing Base Property) is at least 75% owned by the Borrower or a Wholly-Owned Subsidiary thereof, provided that the aggregate acquisition cost of all non-wholly-owned Borrowing Base Properties shall not exceed $200,000,000, (iii) such Borrowing Base Properties are located in the United States or Canada, provided that no more than $75,000,000 in the aggregate may be expended on Borrowing Base Properties located in Canada,
     (iv) the Collateral Agent is able to obtain a first priority mortgage lien on such Borrowing Base Property (subject only to Permitted Liens) (it being understood that with respect to Borrowing Base Properties located in Canada, such mortgage lien shall provide the Collateral Agent with rights and remedies comparable to those available in the United States) and all of the actions specified in Section 7.11, in Section 8.17 and in the respective Security Documents with respect to such acquisition shall have been taken by the Borrower and/or its respective Subsidiary, (v) with respect to the acquisition of any Borrowing Base Property subject to a Leasehold (and which will not be owned by the Borrower or the respective Subsidiary thereof in fee), such Borrowing Base Property may be acquired only if (w) after giving effect to such acquisition, not more than 50% of the aggregate book value of all Borrowing Base Properties (calculated without regard to the San Francisco Marriott and the Atlanta Marriott Suites Midtown) then owned or leased by the Borrower and its Subsidiaries shall be attributed to Borrowing Base Properties subject to Leasehold interests (rather than being owned in fee), (x) the respective Leasehold shall be mortgageable with appropriate mortgagee protections (as reasonably determined by the Administrative Agent, including but not limited to, notice of defaults, cure rights, successor rights and transfer rights upon foreclosure), (y) the respective Leasehold shall have a remaining term (including a right of extension by the Borrower or such Subsidiary) of at least 50 years, provided, however, that up to 10% of the aggregate book value of all Borrowing Base Properties which are leased by the Borrower and its Subsidiaries (calculated without regard to the San Francisco Marriott and the Atlanta Marriott Suites Midtown) may have a remaining term (including a right of extension by the Borrower or such Subsidiary) of less than 50 years so long as such remaining term is at least 20 years, and (z) the respective Leasehold shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent, (vi) the acquisition cost of any such Borrowing Base Property shall not exceed $50,000,000, provided that the Borrower and its Subsidiaries may acquire up to four Borrowing Base Properties each with an acquisition cost of up to $75,000,000, (vii) the Facility Manager of such Borrowing Base Property shall be a Permitted Facility Manager, (viii) based on calculations made by the Borrower on a Pro Forma Basis after giving effect to the respective acquisition, no Default or Event of Default will exist under, or would have existed during the Test Period last reported (or required to be reported pursuant to Section 7.01(a) or (b), as the case may
     be) prior to the date of the respective acquisition under, the financial covenants contained in Sections 8.08 through 8.12, inclusive, (ix) based on good faith projections prepared by the Borrower for the period from the date of the consummation of the respective acquisition to the date which is one year thereafter calculated after giving effect to the respective acquisition, the level of financial performance measured by the covenants set forth in Sections 8.08 through 8.12, inclusive, shall be better than or equal to such level as would be required to provide that no Default or Event of Default will exist under the financial covenants contained in Sections 8.08 through 8.12, inclusive, as compliance with such covenants will be required through the date which is one year from the date of the consummation of the respective acquisition, (x) the proposed acquisition could not reasonably be expected to result in materially increased tax and ERISA liabilities with respect to the Borrower and its Subsidiaries taken as a whole, (xi) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Financial Officer of the Borrower, certifying, to the best of such officer's knowledge, compliance with the requirements of the preceding clauses (i) through (ix) (other than clauses (v)(x) and (v)(z)) and containing the calculations required by the preceding clauses (viii) and (ix), (xii) the representations and warranties set forth in Section 6.16(b) with respect to any Borrowing Base Property to be acquired are true and correct in all material respects, (xiii) after giving effect to any such acquisition, the aggregate principal amount of all Loans then outstanding shall not exceed the Borrowing Base then in effect, (xiv) the aggregate acquisition cost of all Senior Living Care Facilities acquired pursuant to this Section 8.02(viii) shall not exceed $100,000,000 and (xv) no acquisition of a Senior Living Care Facility pursuant to this Section 8.02(viii) may be consummated without the prior written consent of the Required Banks (it being understood that the Required Banks shall use their reasonable efforts to vote on whether or not to approve such acquisition within 10 Business Days after receiving the Information Package for such Senior Living Care Facility (although the Required Banks' decision as to whether or not to grant such consent shall be made in their sole discretion));

          (ix) the Borrower and its Subsidiaries may acquire Hotel Properties and/or Senior Living Care Facilities which do not constitute Borrowing Base Properties (or the capital stock or other equity interests of the Person or Persons owning such Hotel Properties and/or Senior Living Care Facilities) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) based on calculations made by the Borrower on a Pro Forma Basis after giving effect to such acquisition, no Default or Event of Default will exist under, or would have existed during the Test Period last reported (or required to be reported pursuant to Section 7.01(a) or (b), as the case may be) prior to the date of the respective acquisition under, the financial covenants contained in Sections 8.08 through 8.12, inclusive,
     (iii) based on good faith projections prepared by the Borrower for the period from the date of the consummation of such acquisition to the date which is one year thereafter calculated after giving effect to the respective acquisition, the level of financial performance measured by the covenants set forth in Sections 8.08 through 8.12, inclusive, shall be better than or equal to such level as would be required to provide that no Default or Event of Default will exist under the financial covenants contained in Sections 8.08 through 8.12, inclusive, as compliance with such covenants will be required through the date which is one year from the date of the consummation of the respective acquisition, (iv) in the case of any Hotel Property or Senior Living Care Facility which is financed, in whole or in part, with Permitted Non-Recourse Indebtedness, the amount of all Indebtedness incurred to finance such acquisition does not exceed an amount equal to the product of the Non-Borrowing Base Property EBITDA of such Hotel Property or Senior Living Care Facility for the most recently ended 12 month period multiplied by the Applicable EBITDA Factor at such time,
     (v) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Financial Officer of the Borrower, certifying to the best of such officer's knowledge, compliance with the requirements of preceding clauses (i) through (iv) and containing the calculations required by the preceding clauses (ii), (iii) and (iv) and
     (vi) after giving effect to any such acquisition, the aggregate principal amount of all Loans then outstanding shall not exceed the Borrowing Base then in effect and (vii) the aggregate amount of all acquisitions made pursuant to this Section 8.02(ix), when added to the aggregate amount of all Investments made pursuant to Section 8.05(vii), shall not exceed the sum of (I) $150,000,000 plus (II) the amount of any such acquisitions and Investments financed with the proceeds of Permitted Non-Recourse Indebtedness;

          (x) Marriott Suites L.P. may transfer to the Borrower any of the Marriott Suites Hotels so long as (i) no consideration is paid by the Borrower or any other Subsidiary of Holdings in connection therewith and
     (ii) the

     Borrower takes all of the actions specified in clauses (i) through (v) of
     Section 7.19(b) in respect of the Marriott Suites Hotel so transferred;

          (xi) any Subsidiary Guarantor may be merged with and into the Borrower or any other Subsidiary Guarantor so long as (i) in the case of any merger involving the Borrower, the Borrower is the surviving corporation, (ii) in the case of any merger between two Subsidiary Guarantors one of which is a Wholly-Owned Subsidiary, such Wholly-Owned Subsidiary is the surviving corporation, (iii) in the case of any merger involving a non-Wholly-Owned Subsidiary, the only consideration paid to third parties in connection therewith is cash, provided that any such cash payment shall be treated as an Investment made (and shall reduce the aggregate amount of Investments permitted to be made) under Section 8.05(vii) and such payment may only be made to the extent that an Investment may be made at such time under such
     Section 8.05(vii), (iv) all Liens granted pursuant to the Security Documents on any property or assets of any Subsidiary Guarantor shall remain in full force and effect and with at least the same priority as such Lien would have had if such merger had not occurred and (v) at least 10 Business Days prior written notice of any such merger is given by the Borrower to the Administrative Agent;

          (xii) any Subsidiary of the Borrower (other than a Specified Subsidiary) that is not a Subsidiary Guarantor may be merged with and into any other Subsidiary of the Borrower (other than a Specified Subsidiary) that is not a Subsidiary Guarantor so long as in the case of any merger involving a non- Wholly-Owned Subsidiary of the Borrower, the only consideration paid to third parties in connection therewith is cash, provided that any such cash payment shall be treated as an Investment made (and shall reduce the aggregate amount of Investments permitted to be made) under Section 8.05(vii) and such cash payment may only be made to the extent that an Investment may be made at such time under such Section 8.05(vii); and

          (xiii) YBG Associates may be merged or liquidated with and into the Borrower so long as (i) the Borrower is the surviving corporation, (ii) all Liens granted pursuant to the Security Documents on any property or assets of YBG Associates shall remain in full force and effect and with, or shall be replaced with Liens with, at least the same priority as such Lien would have had if such merger or liquidation had not occurred and (iii) at least 10 Business Days prior written notice of any such merger or liquidation is given by the Borrower to the Administrative Agent.

     To the extent the Required Banks or all of the Banks, as the case may be, waive the provisions of this Section 8.02 with respect to the sale of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 8.02, such Collateral shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents, and the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

     8.03 Dividends. Holdings will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to Holdings or any of its Subsidiaries, except that (i) any Subsidiary of the Borrower may pay cash Dividends to the Borrower or to a Wholly-Owned Subsidiary of the Borrower, (ii) any non-Wholly-Owned Subsidiary of the Borrower may pay cash Dividends to its shareholders or partners generally so long as (x) the Borrower or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary) and (y) no Dividends may be paid by any Subsidiary of the Borrower pursuant to this clause (ii) at any time that any Intercompany Loans are outstanding to such Subsidiary, and (iii) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings and to HMC Capital, both of whom in turn may pay cash Dividends, provided that (x) the aggregate amount of cash Dividends paid by the Borrower pursuant to this clause (iii) in any fiscal quarter of the Borrower shall not exceed the remainder of (I) 75% of Quarterly Excess Cash Flow of the Borrower for the immediately preceding fiscal quarter of the Borrower minus (II) the amount of funds expended or reserved for Capital Expenditures by the Borrower and its Subsidiaries pursuant to Section 8.07(v) during such fiscal quarter and (y) no such Dividends may be paid from such Quarterly Excess Cash Flow for the immediately preceding fiscal quarter until the Borrower has delivered to the Administrative Agent the financial statements pursuant to
Section 7.01(a) or (b), as the case may be, in respect of such immediately preceding fiscal quarter and provided further, (x) that if 75% of Annual Excess Cash Flow of the Borrower for any fiscal year of the Borrower is less than the sum of (I) the aggregate amount of Dividends paid from Quarterly Excess Cash Flow of the Borrower for periods included in such fiscal year plus (II) the aggregate amount of Capital Expenditures made pursuant to Section 8.07(v) in such fiscal year, Holdings and HMC Capital will (and Holdings and HMC Capital hereby covenant and agree to) immediately return such difference (but not to exceed the amount of such Dividends actually paid in such fiscal year) to the Borrower as a cash equity contribution with cash equity proceeds received from Host Marriott and (y) that if 75% of Annual Excess Cash Flow of the Borrower for any fiscal year of the Borrower is more than the sum of (I) the aggregate amount of Dividends paid from

Quarterly Excess Cash Flow of the Borrower for periods included in such fiscal year and (II) the aggregate amount of Capital Expenditures made pursuant to
Section 8.07(v) in such fiscal year, the Borrower may pay a cash Dividend to Holdings and to HMC Capital, both of whom in turn may pay a cash Dividend, in each case in an amount equal to such excess so long as such cash Dividend is paid within 15 Business Days after the delivery of the annual financial statements pursuant to Section 7.01(b) in respect of such fiscal year.

     8.04 Indebtedness. Holdings will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (ii) Existing Indebtedness to the extent the same is listed on
     Schedule V (although any Existing Indebtedness of the type described in clause (iii) of this Section 8.04 does not have to be listed on such
     Schedule V), but no refinancings or renewals thereof;

          (iii) accrued expenses and current trade accounts payable incurred in the ordinary course of business;

          (iv) Indebtedness of the Borrower and its Subsidiaries evidenced by Capitalized Lease Obligations and/or purchase money Indebtedness to the extent permitted under Section 8.01(vii);

          (v) intercompany Indebtedness among the Borrower and the Subsidiary Guarantors to the extent permitted by Section 8.05(iv);

          (vi) intercompany Indebtedness owed by Subsidiaries of the Borrower which are not Subsidiary Guarantors to the Borrower or any Subsidiary Guarantor to the extent permitted by Section 8.05(vii);

          (vii) Indebtedness of the Borrower under Interest Rate Protection Agreements entered into in compliance with Section 7.16;

          (viii) Permitted Non-Recourse Indebtedness of a Specified Subsidiary incurred to finance the purchase of (or assumed at the time of the purchase of), or to finance the renovation of, a Hotel Property and/or a Senior Living Care Facility which, in either case, is not a Borrowing Base Property so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) based on calculations made by the Borrower on a Pro Forma Basis as if the incurrence of such Indebtedness had occurred on the first day of the respective Calculation Period relating to such incurrence, no Default or Event of Default will exist under, or would have existed during the period beginning on the first day of the respective Calculation Period and ended on the Determination Date under, the financial covenants contained in Sections 8.08 through 8.12, inclusive, (iii) based on good faith projections prepared by the Borrower for the period from the date that such Indebtedness is incurred to the date which is one year thereafter, the level of financial performance measured by the covenants set forth in Sections 8.08 through 8.12, inclusive, shall be better than or equal to such level as would be required to provide that no Default or Event of Default will exist under the financial covenants contained in Sections 8.08 through 8.12, inclusive, as compliance with such covenants will be required through the date which is one year from the date of the incurrence of such Indebtedness, (iv) the amount of any such Permitted Non-Recourse Indebtedness does not exceed an amount equal to the product of the Non-Borrowing Base Property EBITDA of the respective Hotel Property or Senior Living Care Facility for the most recent 12 month period multiplied by the Applicable EBITDA Factor at such time, (v) the aggregate principal amount of all Permitted Non-Recourse Indebtedness outstanding at any one time shall not exceed $150,000,000 and (vi) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Financial Officer of the Borrower, certifying to the best of such officer's knowledge, compliance with the requirements of this Section 8.04(viii) and containing the calculations required by the preceding clauses (ii), (iii), (iv) and (v);

          (ix) accrued and deferred management fees under any Management Agreement or the New York Marriott Financial Center Contribution Agreement to the extent that the payment thereof is prohibited by the subordination provisions of a Manager Subordination Agreement;

          (x) unsecured subordinated Indebtedness of the Borrower or any of its Subsidiaries the proceeds of which are used to cover the cost of renovation of any Hotel Property or Senior Living Care Facility, replace or renew any FF&E or to make certain Capital Expenditures, provided that (i) the aggregate principal amount of all Indebtedness incurred pursuant to this clause (x) shall not exceed $10,000,000 at any one time outstanding and
     (ii) the terms and conditions of the applicable subordination provisions shall be in form and substance satisfactory to the Administrative Agent; and

          (xi) Indebtedness of the Borrower under the Existing New York Marriott Financial Center Notes.

     8.05 Advances, Investments and Loans. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except that the following shall be permitted:

          (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms;

          (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

          (iii) the Borrower may enter into Interest Rate Protection Agreements to the extent permitted by Section 8.04(vii);

          (iv) the Borrower and the Subsidiary Guarantors may make inter-company loans to one another so long as (i) each such intercompany loan is evidenced by an Intercompany Note which shall be pledged to the Collateral Agent pursuant to the Pledge Agreement, (ii) no more than $2,500,000 of intercompany loans in the aggregate may be outstanding at any one time to all Subsidiary Guarantors that are not Wholly-Owned Subsidiaries of the Borrower (determined without regard to any write-downs or write-offs thereof) and (iii) any intercompany loan made by any Subsidiary Guarantor that is not a Wholly- Owned Subsidiary of the Borrower shall contain the subordination provisions set forth in Exhibit O;

          (v) Holdings and HMC Capital may make cash common equity contributions to the Borrower;

          (vi) the Borrower may make intercompany loans to Host Marriott so long as (i) each such intercompany loan is evidenced by an Intercompany Note which shall be pledged to the Collateral Agent pursuant to the Pledge Agreement, (ii) no more than $100,000,000 of such intercompany loans may be outstanding at any one time (determined without regard to any write-downs or write-offs thereof) and (iii) after giving effect to any such Investment, the aggregate principal amount of all Loans then outstanding shall not exceed the Borrowing Base then in effect;

          (vii) subject to the restrictions set forth in Section 8.16, the Borrower and its Subsidiaries may make additional Investments so long as
     (i) no Default or Event of Default then exists or would result therefrom,
     (ii) the aggregate amount of all Investments made pursuant to this Section 8.05(vii), when added to the aggregate amount of all acquisitions made pursuant to Section 8.02(ix), shall not exceed the sum of (I) $150,000,000 plus (II) the amount of any such Investments and acquisitions financed with the proceeds of Permitted Non- Recourse Indebtedness, (iii) after giving effect to any such Investment, the aggregate principal amount of Loans then outstanding shall not exceed the Borrowing Base then in effect and (iv) any Investments that are made by the Borrower or a Subsidiary Guarantor pursuant to this Section 8.05(vii) in the form of a loan shall be evidenced by a promissory note and shall be pledged to the Collateral Agent pursuant to the Pledge Agreement; and

          (viii) Holdings and its Subsidiaries may hold the stock or other interests in their respective Subsidiaries.

     8.06 Transactions with Affiliates; Management Agreements. (a) Holdings will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions with any Affiliate of Holdings or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to Holdings or such Subsidiary as would reasonably be obtained by Holdings or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that:

          (i) Dividends may be paid to the extent provided in Section 8.03;

          (ii) loans may be made and other transactions may be entered into by Holdings and its Subsidiaries to the extent permitted by Section 8.04 or 8.05; and

          (iii) the Borrower may pay to Host Marriott the Borrower's allocable share of Host Marriott's federal income taxes, with such allocable share to be determined on the basis set forth in Section 12(h) of the Host Marriott Guaranty.

          (b) Notwithstanding anything to the contrary contained in this Agreement, neither Holdings nor any of its Subsidiaries shall (x) enter into any management agreement or similar contract or arrangement relating to the operation of the Hotel Properties or Senior Living Care Facilities other than the Management Agreements, (y) transfer any assets to Host Marriott or any of its other Subsidiaries or Affiliates except to the extent permitted by
     Section 8.03(iii) and Section 8.05(vi) or (z) be responsible for, or allocated a portion of, any corporate or overhead costs and expenses of Host Marriott and its other Subsidiaries other than such corporate or overhead costs and expenses as are fairly and reasonably allocated thereto by Host Marriott to the Borrower and its Subsidiaries.

     8.07 Capital Expenditures. Holdings will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except:

          (i) the Borrower and its Subsidiaries may make acquisitions of Hotel Properties and/or Senior Living Care Facilities in accordance with the requirements of Sections 8.02(viii) and (ix) and, during the two-year period following the acquisition of any Hotel Property or Senior Living Care Facility, the Borrower or the Subsidiary which owns the respective Hotel Property or Senior Living Care Facility may make Capital Expenditures to the extent (and so long as the amounts thereof do not exceed the amount) specified in the respective officer's certificate delivered with respect to such Borrowing Base Property pursuant to Section 7.11(xiii) (including as such Section is incorporated by reference in Section 4.13);

          (ii) in addition to Capital Expenditures permitted by the preceding clause (i) and the following clauses (iii), (iv), (v) and (vi), the Borrower and its Subsidiaries may make maintenance Capital Expenditures with respect to their Hotel Properties and Senior Living Care Facilities so long as (x) the aggregate amount of such Capital Expenditures for any Hotel Property or Senior Living Care Facility in any fiscal year of the Borrower does not exceed an amount equal to 5% of the Gross Revenues from such Hotel Property or Senior Living Care Facility, as the case may be, for such fiscal year (which amount may be increased to up to 7% of such Gross Revenues to the extent that the amount required to be deposited into the respective FF&E Reserve Account pursuant to the respective Management Agreement has been increased to a like amount) plus any amounts then on deposit in an FF&E Reserve Account for such Hotel Property or Senior Living Care Facility, as the case may be, to the extent deposited in a prior fiscal year and (y) all such Capital Expenditures are made in accordance with the terms of the respective Management Agreement for such Hotel Property or Senior Living Care Facility, as the case may be;

          (iii) in addition to Capital Expenditures permitted by the preceding clauses (i) and (ii) and the following clauses (iv), (v) and (vi), the Borrower and its Subsidiaries may make additional Capital Expenditures (x) to the extent permitted by Section 7.18 and (y) to Restore any non-Borrowing Base Property with Insurance Proceeds or Condemnation Proceeds received from any Casualty Event or Taking in respect of such non-Borrowing Base Property;

          (iv) in addition to Capital Expenditures permitted by the preceding clauses (i), (ii) and (iii) and the following clauses (v) and (vi), (x) the Borrower and its Subsidiaries may make additional Capital Expenditures of the type described in the preceding clause (ii) with the proceeds received by capital contributions from, or equity issuances to, Host Marriott and its other Subsidiaries and (y) the Borrower and its Subsidiaries may make payments in respect of Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are otherwise permitted under Section 8.04(iv);

          (v) in addition to Capital Expenditures permitted by the preceding clauses (i), (ii), (iii) and (iv) and following clause (vi), the Borrower and its Subsidiaries may make (or set aside reserves for) additional Capital Expenditures with respect to any then existing Hotel Property and/or Senior Living Care Facility, provided that (x) the aggregate amount of Capital Expenditures made (or reserved for) pursuant to this clause (v) in any fiscal quarter of the Borrower shall not exceed the remainder of (I) 75% of Quarterly Excess Cash Flow of the Borrower for the immediately preceding fiscal quarter of the Borrower minus (II) the amount of Dividends paid pursuant to Section 8.03(iii) during such fiscal quarter and (y) no such Capital Expenditures may be made (or reserved) from such Quarterly Excess Cash Flow for the immediately preceding fiscal quarter until the Borrower has delivered to the Administrative Agent the financial statements pursuant to Section 7.01(a) or (b), as the case may be, in respect of such fiscal quarter; and

          (vi) in addition to Capital Expenditures permitted by the preceding clauses (i), (ii), (iii), (iv) and (v), the Borrower and its Subsidiaries may make additional Capital Expenditures with the proceeds of Indebtedness incurred pursuant to, and in accordance with the terms of, Section 8.04(x).

     8.08 Minimum Consolidated Interest Coverage Ratio. The Borrower will not permit its Consolidated Interest Coverage Ratio for any Test Period to be less than 2.15:1.00.

     8.09 Minimum Modified Interest Coverage Ratio. The Borrower will not permit its Modified Interest Coverage Ratio for any Test Period to be less than 2.15:1.00.

     8.10 Maximum Consolidated Debt. The Borrower will not permit its Consolidated Debt at any time to be more than 60% of its Consolidated Capitalization at such time.

     8.11 Maximum Total Leverage Ratio. The Borrower will not permit its Total Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                                    Period                                      Ratio
                  Effective Date through but not
                  including the last day of the Borrower's
                  fiscal quarter ending closest to
                  September 30, 1999                                            4.50:1.00

                  The last day of the Borrower's fiscal
                  quarter ending closest to September 30,
                  1999 through but not including the last day
                  of the Borrower's fiscal quarter ending
                  closest to September 30, 2000                                 4.25:1.00

                  The last day of the Borrower's fiscal
                  quarter ending closest to September 30,
                  2000 through but not including the last
                  day of the Borrower's fiscal quarter
                  ending closest to September 30, 2001                          4.00:1.00

                  The last day of the Borrower's fiscal
                  quarter ending closest to September 30,
                  2001 through but not including the last
                  day of the Borrower's fiscal quarter
                  ending closest to September 30, 2002                          3.75:1.00

                  The last day of the Borrower's fiscal
                  quarter ending closest to September 30,
                  2002 through but not including the last

                                    Period                                      Ratio
                  day of the Borrower's fiscal quarter
                  ending closest to September 30, 2003                          3.50:1.00

                  Thereafter                                                    3.25:1.00


     8.12 Maximum Modified Leverage Ratio. The Borrower will not permit its Modified Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                                    Period                                      Ratio
                  Effective Date through but not
                  including the last day of the Borrower's
                  fiscal quarter ending closest to
                  September 30, 1999                                            4.50:1.00

                  The last day of the Borrower's fiscal
                  quarter ending closest to September 30,
                  1999 through but not including the
                  last day of the Borrower's fiscal
                  quarter ending closest to September 30, 2000                  4.25:1.00

                  The last day of the Borrower's fiscal
                  quarter ending closest to September 30,
                  2000 through but not including the last
                  day of the Borrower's fiscal
                  quarter ending closest to September 30, 2001                  4.00:1.00

                  The last day of the Borrower's fiscal
                  quarter ending closest to September 30,
                  2001 through but not including the last
                  day of the Borrower's fiscal quarter
                  ending closest to September 30, 2002                          3.75:1.00

                  The last day of the Borrower's fiscal
                  quarter ending closest to September 30,
                  2002 through but not including the last day
                  of the Borrower's fiscal quarter ending
                  closest to September 30, 2003                                 3.50:1.00

                  Thereafter                                                    3.25:1.00

     8.13 Limitation on Payments of Certain Indebtedness; Modifications of Certain Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Agreements; etc. Holdings will not, and will not permit any of its Subsidiaries to, (i) make (or give any notice in respect of) any voluntary or optional payment or pre- payment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any change of control or similar event of, including, in each case without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due, any Permitted Non-Recourse Indebtedness or any Indebtedness incurred pursuant to Section 8.04(x), provided that the Borrower or its respective Subsidiary may so prepay any Indebtedness incurred pursuant to such
Section 8.04(x) so long as no Default or Event of Default then exists and such payment is otherwise permitted under the respective subordination provisions applicable thereto, (ii) make (or give any notice in respect of) any payment or prepayment on or redemption or acquisition for value of, including, in each case without limitation, by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due, any principal, premium, interest or other amounts on the Existing New York Marriott Financial Center Notes, provided that, so long as no Default or Event of Default then exists, the Borrower may make the annual interest payment on the Existing New York Marriott Financial Center Notes so long as HMC Capital, within one Business Day after receiving such interest payment, contributes (and HMC Capital hereby covenants and agrees to so contribute) the full amount of such interest payment to the Borrower as a common equity contribution, (iii) amend or modify, or permit the amendment or modification of, any provision of any Permitted Non-Recourse Indebtedness or any agreement (including, without limitation, any purchase agreement, indenture or loan agreement) related thereto (other than any amendment or modification thereto which would not violate or be inconsistent with any of the terms or provisions of this Agreement and could not reasonably be expected to be adverse to the interests of the Banks in any material respect), (iv) amend or modify, or permit the amendment or modification of, any provision of the Existing New York Marriott Financial Center Mortgages or the Existing New York Marriott Financial Center Notes, (v) amend or modify, or permit the amendment or modification of, any provision of any Management Agreement or the New York Marriott Financial Center Contribution Agreement (other than any amendment or modification thereto which would not violate or be inconsistent with any of the terms or provisions of this Agreement and the other Credit Documents and could not reasonably be expected to be adverse to the interests of the Banks in any material respect), (vi) amend, modify or change its certificate of incorporation (including, with- out limitation, by the filing or modification of any certificate of designation), by-laws, certificate of partnership, partnership agreement or any equivalent organizational document, or any agreement entered into by it, with respect to its capital stock or other equity interests, or enter into any new agreement with respect to its capital stock or other equity interests, other than any amendments, modifications or changes pursuant to this clause (vi) or any such new agreements which are not adverse in any material respect to the interests of the Banks, provided that in no event shall any amendments, modifications or changes to the terms of the capital stock of Holdings, or any Subsidiary of Holdings be permitted, other than any amendments which change the number of authorized shares of capital stock, or
(vii) enter into any tax sharing agreement or arrangement that would require the Borrower or any of its Subsidiaries to make payments (whether to Host Marriott, Holdings, one or more other Subsidiaries of Host Marriott (other than a Subsidiary Guarantor), the relevant tax authorities or any other Person) in respect of Federal income taxes which, for the Borrower and such Subsidiaries, would exceed the amounts required to be paid by the Borrower and such Subsidiaries in accordance with the election made by Host Marriott under Section 1552 of the Code and Treasury Regulation Section 1.1502-33(d)(2)(ii) as provided in the Host Marriott Guaranty and computed by reference to the provisions of the foregoing Section as in effect on the Effective Date.

     8.14 Limitation on Certain Restrictions on Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or other- wise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any of its Subsidiaries, or pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any Subsidiary of the Borrower or (c) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, except in each case for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary of the Borrower, (iv) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business, (v) customary provisions restricting the transfer of assets subject to Liens permitted under Section 8.01(vii) and (vi) restrictions existing in any document executed in connection with any Permitted Non-Recourse Indebtedness so long as such restrictions only apply to the Specified Subsidiary that has incurred such Permitted Non-Recourse Indebtedness.

     8.15 Limitation on Issuance of Capital Stock. (a) Holdings will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or other equity interests or any options or warrants to purchase, or securities convertible into, capital stock or other equity interests, except (i) for transfers and replacements of then outstanding shares of capital stock or other equity interests,

(ii) for stock splits, stock dividends and similar or additional issuances which do not decrease the percentage ownership of Holdings or any of its Subsidiaries in any class of the capital stock or other equity interests of such Subsidiary and (iii) to qualify directors to the extent required by applicable law.

     (b) Holdings will not, and will not permit any of its Subsidiaries to, issue any class of preferred stock or redeemable common stock.

     8.16 Business. (a) The Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which the Borrower and its Subsidiaries are engaged on the Effective Date and the ownership of Senior Living Care Facilities.

     (b) Notwithstanding anything to the contrary contained in this Agreement, Holdings will not engage in any business activities, will not have any significant assets other than the ownership of the capital stock of the Borrower and HMC Capital, and will not have any significant liabilities other than those under this Agreement and the other Credit Documents to which it is a party.

     (c) Notwithstanding anything to the contrary contained in this Agreement, HMC Capital will not engage in any business activities, will not have any significant assets other than the ownership of the capital stock of the Borrower and the ownership of the Existing New York Marriott Financial Center Mortgages and the Existing New York Marriott Financial Center Notes, and will not have any significant liabilities other than those under this Agreement and the other Credit Documents to which it is a party.

     (d) Notwithstanding anything to the contrary contained in this Agreement, Holdings, HMC Capital and the Borrower will not permit Marriott Suites L.P. to engage in any business activities other than the ownership of the Marriott Suites Hotels.

     (e) Notwithstanding anything to the contrary contained in this Agreement, Holdings, HMC Capital and the Borrower will not permit YBG Associates to engage in any business activities other than the ownership of the San Francisco Marriott.

     8.17 Limitation on Creation of Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire any additional Subsidiaries, except that the Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish, create or acquire Wholly-Owned Subsidiaries and, to the extent permitted by Section 8.02(viii), Section 8.02(ix) and Section 8.05(vii), non-Wholly-Owned Subsidiaries, in each case in connection with the acquisition of new Hotel Properties and/or Senior Living Care Facilities permitted by Section 8.02(viii) and Section 8.02 (ix) and Investments permitted by Section 8.05(vii), as the case may be, so long as (i) the capital stock or limited liability company interests of such new Subsidiary (to the extent that same is a corporation or a limited liability company and is owned by a Credit Party) are pledged pursuant to the Pledge Agreement and the certificates representing such stock or limited liability company interests, together with undated stock or other powers duly executed in blank, are delivered to the Collateral Agent, (ii) the partnership interests of such new Subsidiary (to the extent that same is a partnership and is owned by a Credit Party) are pledged and assigned pursuant to the Partnership Pledge and Security Agreement and (iii) any such new Subsidiary which owns a Borrowing Base Property and/or an equity interest (both directly and indirectly) in any other Subsidiary which owns a Borrowing Base Property executes a counterpart of the Subsidiaries Guaranty, the Pledge Agreement, the Partnership Pledge and Security Agreement, the Security Agreement and the California Environmental Indemnity Agreement, and (iv) any such new Subsidiary which owns a Borrowing Base Property and/or an equity interest in any other Subsidiary which owns a Borrowing Base Property shall take all actions required pursuant to
Section 7.11. In addition, each such new Subsidiary which owns a Borrowing Base Property and/or an equity interest in any other Subsidiary which owns a Borrowing Base Property shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 4 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Effective Date.

     SECTION 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

     9.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for two or more Business Days, in the payment when due of any interest on any Loan or Note, or any Fees or any other amounts owing hereunder or under any other Credit Document; or

     9.02 Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

     9.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in

Section 7.01(f)(i), 7.08 or 7.13 or Section 8 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement (other than as provided in Section 9.01) and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or the Required Banks; or

     9.04 Default Under Other Agreements. (i) Holdings or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Obligations) of Holdings or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under clauses (i) or (ii) of this
Section 9.04 unless the aggregate outstanding principal amount of all Indebtedness as described in such clauses (i) and (ii) is at least $5,000,000; or

     9.05 Bankruptcy, etc. Holdings or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Holdings or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 30 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings or any of its Subsidiaries or Holdings or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings or any of its Subsidiaries, or there is commenced against Holdings or any of its Subsidiaries any such proceeding which remains undismissed for a period of 30 days, or Holdings or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered and is not vacated or stayed within 30 days; or Holdings or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undis-charged or unstayed for a period of 30 days; or Holdings or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any partnership and/or corporate action is taken by Holdings or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

     9.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or
Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation 4043.61 (without regard to subparagraph (b)(1) thereof) and an event described in subsection .62, .63, .64., .65, .66, .67 or
 .68 or PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan shall have had or is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made by Holdings, any Subsidiary of Holdings or any ERISA Affiliate to a Plan or a Foreign Pension Plan has not been timely made, Holdings or any of its Subsidiaries or ERISA Affiliates has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or
Section 401(a)(29), 4971, 4975 or 4980 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or Holdings or any of its Subsidiaries or ERISA Affiliates has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA) or Foreign Pension Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually and/or in the aggregate, in the reasonable opinion of the Required Banks, will have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, Holdings and its Subsidiaries taken as a whole, the Borrower or the Borrower and its Subsidiaries taken as a whole; or

     9.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral (other than Security Agreement Collateral with a value of not more than $1,000,000 or constituting the Specified Equipment)), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 8.01), and subject to no other Liens (except as permitted by Section 8.01), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be per- formed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

     9.08 Guaranty. Any Guaranty shall cease to be in full force or effect as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty or any Guarantor Event of Default shall occur; or

     9.09 Judgments. One or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries involving in the aggregate for Holdings and its Subsidiaries a liability (not paid or not fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non- appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds $5,000,000; or

     9.10 Management Agreements. Any Management Agreement or any material provision thereof shall cease to be in full force and effect or any party thereto shall deny or disaffirm its material obligations thereunder or shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto after the expiration of any applicable cure period or the Loans or the Banks shall cease to constitute "Qualified Loans" or "Qualified Lenders", as the case may be, under any such Management Agreement (to the extent that such terms are applicable under any such Management Agreement); or

     9.11 Manager Subordination Agreements. Any Manager Subordination Agreement or any provision thereof shall cease to be a legal, valid and binding obligation enforceable against any party to such Manager Subordination Agreement, or any party to a Manager Subordination Agreement (other than the Administrative Agent) or any Person acting by or on behalf of any such party shall deny or disaffirm such party's obligations under any such Manager Subordination Agreement, or any such party shall default in the due performance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Manager Subordination Agreement; or

     9.12 Ground Leases. Any ground lease with respect to any Borrowing Base Property which is a Leasehold shall cease to be in full force and effect or any party thereto shall deny or disaffirm any of its material obligations thereunder or shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant thereto after the expiration of any applicable cure period; or

     9.13 Change of Control. A Change of Control shall occur; or

     9.14 Trademark Permission. (a) At any time any Qualified Hotel Property shall be operated without the use of the "Marriott", "Renaissance" or "Ritz-Carlton" name or trademark or shall not be permitted to use any such name or trademark in any advertising incident thereto; or

     (b) At any time any Qualified Senior Living Care Facility shall be operated without the use of the "Forum" or "Brighton Gardens" name or trademark (or another nationally recognized brand name or trademark acceptable to the Required Banks and which is used by a Permitted Facility Manager in the operation of a Qualified Senior Living Care Facility) or shall not be permitted to use any such name or trademark in any advertising incident thereto; or

     9.15 HMC Capital Subordination Agreements. The HMC Capital Subordination Agreement or any provision thereof shall cease to be a legal, valid and binding obligation enforceable against HMC Capital or the Borrower, or HMC Capital or the Borrower or any Person acting by or on behalf of any such party shall deny or disaffirm such party's obligations under the HMC Capital Subordination Agreement, or any such party shall default in the due performance of any term, covenant or agreement on its part to be performed or observed pursuant to the HMC Capital Subordination Agreement; then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Bank or the holder of any Note to enforce its claims against any Credit Party (provided, that, if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all other Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; and (iii) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.

     SECTION 10.  Definitions and Accounting Terms.

     10.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Acquisition Notes" shall mean the $350,000,000 9% Senior Notes due 2007 which were issued by HMC Acquisition Properties, Inc. (and any Indebtedness issued to refinance same).

     "Addition Date" shall mean (x) with respect to the Initial Hotel Properties, the Effective Date and (y) with respect to any Borrowing Base Property acquired after the Effective Date pursuant to Section 8.02(viii), the later to occur of (i) the date upon which such acquisition is consummated or
(ii) the date on which all the conditions to such acquisition set forth in Sections 7.11 and 8.02(viii) shall have been satisfied with respect to such Borrowing Base Property.

     "Adjusted Certificate of Deposit Rate" shall mean, on any day, the sum (rounded to the nearest 1/100 of 1% or, if there is no nearest 1/100 of 1%, to the next highest 1/100 of 1%) of (1) the rate obtained by dividing (x) the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitled "Select Interest Rates," published weekly on Form H.15 as of the date hereof, or if such publication or a substitute containing the foregoing rate information shall not be published by the Federal Reserve System for any week, the weekly average offering rate determined by the Administrative Agent on the basis of quotations for such certificates received by it from three certificate of deposit dealers in New York of recognized standing or, if such quotations are unavailable, then on the basis of other sources reasonably selected by the Administrative Agent, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D applicable on such day to a three-month certificate of deposit of a member bank of the Federal Reserve System in excess of $100,000 (including, without limitation, any marginal, emergency, supplemental, special or other reserves), plus (2) the then daily net annual assessment rate as estimated by the

Administrative Agent for determining the current annual assessment payable by the Administrative Agent to the Federal Deposit Insurance Corporation for insuring three- month certificates of deposit.

     "Adjusted Consolidated EBITDA" shall mean, for any Person and period, the Consolidated Net Income of such Person for such period adjusted to (A) add thereto (to the extent deducted in determining Consolidated Net Income for such period), without duplication, the sum of the amounts for such Person and period of (i) Consolidated Interest Expense, (ii) provisions for taxes based on income,
(iii) depreciation and amortization expense (provided that the depreciation and amortization expense of a non-Wholly-Owned Subsidiary shall be included only to the extent of the equity interest of such Person in such non-Wholly-Owned Subsidiary), (iv) any other noncash items reducing Consolidated Net Income of such Person for such period (except to the extent that such noncash items relate to the write-off or write-down of any item included in Consolidated Net Income in a prior period) and (v) any cash receipts of such Person or a Subsidiary thereof during such period that represent items included in Consolidated Net Income of such Person for a prior period which were excluded from Adjusted Consolidated EBITDA of such Person in such prior period by virtue of clause (B) of this definition and (B) subtract therefrom, without duplication, the sum of the amounts for such Person and period of (i) all noncash items increasing Consolidated Net Income of such Person for such period and (ii) any cash expenditures of such Person during such period to the extent that such cash expenditures (x) did not reduce Consolidated Net Income of such Person for such period and (y) were applied against reserves or accruals that constituted noncash items reducing Consolidated Net Income of such Person when reserved or accrued for in a prior period.

     "Administrative Agent" shall mean Bankers Trust Company, in its capacity as Administrative Agent for the Banks hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

     "Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors, officers and general partners of such Person) controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 10% of any class of the voting securities or capital stock of or equity interests in such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" shall mean the Administrative Agent and each Co-Agent.

     "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed, refinanced or replaced from time to time.

     "Annual Excess Cash Flow" shall mean, in respect of any fiscal year of the Borrower, the amount of Excess Cash Flow of the Borrower for such fiscal year of the Borrower.

     "Applicable EBITDA Factor" shall mean, for any period set forth below, the applicable number set forth opposite such period below:

                                                                    EBITDA
                  PERIOD                                            FACTOR

                  from and including the Effective Date
                  to but not including the last day of the
                  Borrower's fiscal quarter ending closest
                  to September 30, 1999                              4.50

                  from and including the last day of the
                  Borrower's fiscal quarter ending closest
                  to September 30, 1999 to but not including
                  the last day of the Borrower's fiscal
                  quarter ending closest to September 30, 2000       4.25

                  from and including the last day of the
                  Borrower's fiscal quarter ending closest to
                  September 30, 2000 to but not including the
                  last day of the Borrower's fiscal quarter
                  ending closest to September 30, 2001               4.00

                  from and including the last day of the
                  Borrower's fiscal quarter ending closest to
                  September 30, 2001 to but not including the
                  last day of the Borrower's fiscal quarter
                  ending closest to September 30, 2002               3.75

                  from and including the last day of the
                  Borrower's fiscal quarter ending closest
                  September 30, 2002 to but not including
                  the last day of the Borrower's fiscal quarter
                  ending closest to September 30, 2003               3.50
                  from and including the last day of the
                  Borrower's fiscal quarter ending closest
                  September 30, 2003 to and including
                  the Final Maturity Date                            3.25


; provided however, that until such time as each of the conditions set forth in
Section 7.19(b) have been satisfied, the Applicable EBITDA Factor for purposes of calculating the Borrowing Base Property Amount for each of the Marriott Suites Hotels shall be 3.25.

     "Applicable Margin" shall mean, in the case of (x) Base Rate Loans, .70%, and (y) Eurodollar Loans, 1.70%.

     "Appraisal" shall mean a written appraisal prepared by an independent MAI appraiser engaged by and acceptable to the Administrative Agent and subject to the Administrative Agent's customary independent appraisal requirements and prepared in compliance with all applicable regulatory requirements, including 12 C.F.R. Part 34- Subpart C.

     "Appraised Value" shall mean, as to any Borrowing Base Property, the as-is fair market value of such Borrowing Base Property as reflected in the then most recent Appraisal of such Borrowing Base Property delivered pursuant to Section 4.14(d) or 7.17, as the case may be.

     "Approved Bank" shall have the meaning provided in the definition of "Cash Equivalents."

     "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit P (appropriately completed).

     "Atlanta Marriott Suites Midtown" shall mean Marriott Suites L.P.'s Hotel Property located at 35 14th Street, Atlanta, Georgia.

     "Authorized Financial Officer" of any Credit Party shall mean any of the Chief Financial Officer, the Treasurer or the Chief Accounting Officer of such Credit Party or any other officer of such Credit Party designated in writing to the Administrative Agent by any of the foregoing officers of such Credit Party as being authorized to act in such capacity so long as the other officer is a financial person who works in such Credit Party's controller's or accounting office.

     "Authorized Officer" of any Credit Party shall mean any of the President, any Authorized Financial Officer or any Vice-President of such Credit Party or any other officer of such Credit Party which is designated in writing to the Administrative Agent by any of the foregoing officers of such Credit Party as being authorized to give such notices under this Agreement.

     "Bank" shall mean each financial institution listed on Schedule I, as well as any Person which becomes a "Bank" hereunder pursuant to 12.04(b).

     "Bank Debt" shall mean, at any time, the aggregate outstanding principal amount of all Loans at such time.

     "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing in violation of this Agreement or (ii) a Bank having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01(a) or Section 1.01(b), including, without limitation, as a result of any takeover of such Bank by any regulatory authority or agency.

     "Bank Interest Expense" shall mean, for any period, that portion of Consolidated Interest Expense of the Borrower for such period that is attributable solely to the Indebtedness under this Agreement.

     "Bankruptcy Code" shall have the meaning provided in Section 9.05.

     "Base Rate" at any time shall mean the higher of (i) the rate which is 1/2 of 1% in excess of the Adjusted Certificate of Deposit Rate and (ii) the Prime Lending Rate.

     "Base Rate Loan" shall mean each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

     "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

     "Borrowing" shall mean the borrowing of one Type of Loan from all the Banks on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

     "Borrowing Base" shall mean, as of any date of determination, the amount determined by the Administrative Agent as of the last day of the most recently ended fiscal quarter of the Borrower or, if subsequent thereto, the most recent Addition Date or Release Date, that is equal to the sum of the Borrowing Base Property Amounts in respect of all Borrowing Base Properties as of such date of determination as reflected in the applicable Borrowing Base Certificate; provided that (i) the Borrowing Base is subject to (1) reduction from time to time upon the occurrence of a Casualty Event or a Taking with respect to a Borrowing Base Property (or any portion thereof) or the sale or other permanent disposition of a Borrowing Base Property in either case with respect to which occurrence a prepayment of Loans is required by Section 3.02(c) or
Section 3.02(d), as the case may be, and with such reduction to be in an amount equal to then applicable Borrowing Base Property Amount for such Borrowing Base Property and (2) adjustments from time to time as provided in the definitions of Borrowing Base EBITDA and Borrowing Base Property EBITDA and (ii) notwithstanding anything to the contrary contained in this Agreement, at any time that an Appraisal has not yet been delivered pursuant to Section 7.17(a) for any newly acquired Borrowing Base Property, in no event shall the aggregate outstanding principal amount of the Loans exceed an amount equal to the aggregate Appraised Values of all other Borrowing Base Properties multiplied by 80%.

     "Borrowing Base Certificate" shall mean a certificate signed by an Authorized Financial Officer of the Borrower in the form of Exhibit L.

     "Borrowing Base EBITDA" shall mean, for any period and as of any date of determination, an amount equal to the sum of the Borrowing Base Property EDITDAs in respect of all Borrowing Base Properties for such period and as of such date of determination; provided that (w) no more than 35% of the aggregate Borrowing Base EBITDA and the Borrowing Base may be attributed to any one of the four United States Regions (i.e., Northeast, Southwest, Northwest and Southeast) as reasonably determined by the Administrative Agent (but calculated without regard to the San Francisco Marriott), and with any portion of the aggregate Borrowing Base EBITDA and the Borrowing Base in excess thereof to be excluded from such calculations, (x) no more than 20% of the aggregate Borrowing Base EBITDA and the Borrowing Base may be attributed to Qualified Senior Living Care Facilities and with any portion of the aggregate Borrowing Base EBITDA and the Borrowing Base in excess thereof to be excluded from such calculations, (y) no more than 21% of the aggregate Borrowing Base EBITDA and the Borrowing Base may be attributed to the Marriott Suites Hotels so long as each of the conditions set forth in Section 7.19(b) have not been satisfied and with any portion of the aggregate Borrowing Base EBITDA and the Borrowing Base in excess thereof to be excluded from such calculations, and (z) no more than two

     Qualified Hotel Properties in any metropolitan market may contribute to the aggregate Borrowing Base EBITDA and the Borrowing Base.

     "Borrowing Base Property" shall mean each Qualified Hotel Property (including each Initial Hotel Property) and each Qualified Senior Living Care Facility.

     "Borrowing Base Property Amount" shall mean, as of any date of determination with respect to any Borrowing Base Property, the product of the Applicable EBITDA Factor at such time multiplied by the Borrowing Base Property EBITDA for such Borrowing Base Property for the most recently completed Test Period for which the Administrative Agent has received the financial statements with respect to such Borrowing Base Property required to be delivered pursuant to Section 7.01(a) or (b), as the case may be; provided however, (x) that the Borrowing Base Property Amount for any Borrowing Base Property shall not exceed
(i) for the period from the Effective Date through and including June 19, 2000, an amount equal to 70% the Appraised Value thereof, and (ii) for the period thereafter, an amount equal to 65% of the Appraised Value thereof and (y) that notwithstanding the preceding clause (x), the Borrowing Base Property Amount for any newly acquired Borrowing Base Property for which an Appraisal has not been delivered pursuant to Section 7.17(a) shall not exceed an amount equal to 60% of the aggregate acquisition cost of such Borrowing Base Property.

     "Borrowing Base Property EBITDA" shall mean, with respect to any Borrowing Base Property, for any period and as of any date of determination, an amount equal to that portion of the Adjusted Consolidated EBITDA for such period that is attributable solely to such Borrowing Base Property (after deduction for any minority interest in such Borrowing Base Property to the extent not already deducted in determining Borrowing Base Property EBITDA); provided that:

          (x) the Borrowing Base Property EBITDA with respect to any Borrowing Base Property shall be zero for such period if (A) the Addition Date with respect to such Borrowing Base Property shall not have occurred on or before such date of determination or (B) such Borrowing Base Property shall have been sold or otherwise disposed of on or before such date of determination;

          (y) if the Addition Date with respect to such Borrowing Base Property shall have occurred after the Effective Date and after the commencement of such period but before the termination of such period, the Borrowing Base Property EBITDA with respect to such Borrowing Base Property for such period shall be the sum of (1) the Borrowing Base Property

     EBITDA for the portion of such period commencing on the first day of such period and ending on the day before such Addition Date, as the same shall be determined based upon the financial statements for such period required to be delivered with respect to such Borrowing Base Property in the Information Package related thereto and such other information with respect thereto that may be provided by the Borrower and found acceptable to the Administrative Agent, subject to such adjustments as may be reasonably required by the Administrative Agent so that the Borrowing Base Property EBITDA with respect to such Borrowing Base Property shall be calculated in the same manner as the Borrowing Base Property EBITDA with respect to the other Borrowing Base Properties owned by the Credit Parties during the entire period plus (2) the Borrowing Base Property EBITDA with respect to such Borrowing Base Property for the portion of such period commencing on such Addition Date and ending on the last day of such period, based upon the financial statements for such period required to be delivered on or before such date of determination pursuant to Section 7.01(a) or (b), as the case may be; and

          (z) if such date of determination shall occur during a Major Renovation/Restoration Removal Period with respect to such Borrowing Base Property and the Borrowing Base Property EBITDA with respect to such Borrowing Base Property for such period is a positive number, then for purposes of calculating the Borrowing Base Property Amount with respect to such Borrowing Base Property as of such date of determination, Borrowing Base Property EBITDA with respect to such Borrowing Base Property for such period shall be zero.

          "BTCo" shall mean Bankers Trust Company in its individual capacity.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Euro-dollar market.

          "Calculation Period" shall mean the period of four consecutive fiscal quarters last ended before the date of the respective event or incurrence which requires calculations to be made on a Pro Forma Basis.

     "California Environmental Indemnity Agreement" shall have the meaning provided in Section 4.16.

     "Capital Expenditures" shall mean, with respect to any Person, (i) all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles) and, without duplication, the amount of Capitalized Lease Obligations of such Person (but excluding, solely for purposes of calculating Excess Cash Flow for any period, any expenditures as described above in this clause (i) to the extent representing withdrawals from an FF&E Reserve Account which were included as Capital Expenditures pursuant to clause (ii) below of this definition in a prior period) and (ii) solely for purposes of calculating Excess Cash Flow for any period, all amounts actually deposited by such Person in an FF&E Reserve Account during such period.

     "Capitalized Interest" shall mean interest that is capitalized and is not counted as interest expense in accordance with GAAP.

     "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

     "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of (x) any Bank or (y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank or Bank, an "Approved Bank"), in each case with maturities of not more than six months from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition, (iv) marketable direct obligations issued by the District of Columbia or any state of the

United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

     "Casualty Event" shall mean any theft, loss, physical destruction, damage or similar event with respect to any Borrowing Base Property (or any portion thereof).

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.CA. 9601 et seq.

     "Change of Control" shall mean either (i) Host Marriott shall at any time cease to own 100% of the economic and voting interests of Holdings, (ii) Holdings shall at any time cease to own 100% of the economic and voting interests of HMC Capital, (iii) Holdings and HMC Capital shall at any time cease to collectively own 100% of the economic and voting interests of the Borrower,
(iv) the direct or indirect acquisition by any Person or a group (as such term is defined in Section 13(d)(3) of the Exchange Act), other than Marriott Family Members, of beneficial ownership (as such term is defined in Rule 13D-3 promulgated under the Securities Exchange Act) of 30% or more of the outstanding shares of common stock of Host Marriott, (v) the Board of Directors of Host Marriott shall not consist of a majority of Continuing Directors or (vi) any "change of control" or similar event shall occur under the Acquisition Notes, the Properties Notes or any other Indebtedness (other than Non-Recourse Indebtedness) of Host Marriott with an aggregate principal amount of $100,000,000 or more.

     "Claims" shall have the meaning provided in the definition of "Environmental Claims."

     "Co-Agent" shall mean each of Credit Lyonnais New York Branch, The Bank of Nova Scotia and Wells Fargo Bank, National Association.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

     "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted)
          pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Partnership Pledge and Security Agreement Collateral, all Security Agreement Collateral, all New York Marriott Financial Center Assignment and Pledge Agreement Collateral and all Borrowing Base Properties (other than the Marriott Suites Hotels until such time as Mortgages have been placed on the Marriott Suites Hotels in favor of the Secured Creditors).

     "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

     "Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "Commitment," as same may be (x) reduced from time to time pursuant to Sections 2.02, 2.03 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.13 or 12.04(b).

     "Commitment Commission" shall have the meaning provided in Section 2.01(a).

     "Completion Certificate" shall mean a certificate of an architect or engineer substantially in the form of Exhibit R, delivered to the Administrative Agent pursuant to Section 7.18(f).

     "Condemnation Proceeds" shall mean all compensation, awards, damages, rights of action and proceeds awarded to any Credit Party or any of its Subsidiaries by reason of any Taking.

     "Consolidated Capitalization" shall mean, at any time, the sum of (1) Consolidated Debt plus (2) Consolidated Net Worth at such time.

     "Consolidated Debt" shall mean, at any time, all Indebtedness of the Borrower and its Subsidiaries as would be required to be reflected on the liability side of a balance sheet as prepared in accordance with GAAP and as determined on a consolidated basis at such time, including, in any event, all Loans and Permitted Non- Recourse Indebtedness.

     "Consolidated EBITDA" shall mean, for any Person and period, the Consolidated Net Income of such Person for such period adjusted to (A) add thereto (to the extent deducted from determining Consolidated Net Income for such period), without duplication, the sum of the amounts for such Person and period of (i) Consolidated Interest Expense, (ii) provisions for taxes based on income, (iii) depreciation and amortization expense, (iv) any other noncash items reducing Consolidated Net Income of such Person for such period (except to the extent that such noncash items relate to the write-off or write-down of any item included in Consolidated Net Income in a prior period), (v) any cash receipts of such Person or a Subsidiary thereof during such period that represent items included in Consolidated Net Income of such Person for a prior period which were excluded from Consolidated EBITDA of such Person in such prior period by virtue of clause (B) of this definition and (vi) minority interest expense of non-Wholly Owned Subsidiaries (as determined by GAAP), and (B) subtract therefrom, without duplication, the sum of the amounts for such Person and period of (i) all noncash items increasing Consolidated Net Income of such Person for such period, (ii) any cash expenditures of such Person during such period to the extent that such cash expenditures (x) did not reduce Consolidated Net Income of such Person for such period and (y) were applied against reserves of accruals that constituted noncash items reducing Consolidated Net Income of such Person when reserved or accrued for in a prior period and (iii) dividends or distributions by a non- Wholly Owned Subsidiary of such Person for such period to its shareholders or partners. The parties hereto hereby acknowledge and agree that the definition of Consolidated EBITDA is not used for purposes of calculating any of the financial information set forth in this Agreement or in any of the Exhibits hereto (other than under the Host Marriott Guaranty), but rather may be used by the Borrower for reporting financial information unrelated to this Agreement.

     "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of Adjusted Consolidated EBITDA to Consolidated Interest Expense for such period.

     "Consolidated Interest Expense" shall mean, for any Person and period, the total consolidated interest expense of such Person and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of such Person and its Subsidiaries representing the interest factor for such period, but excluding the amortization of any deferred financing costs incurred in connection with this Agreement. Notwithstanding anything to the contrary contained elsewhere in this Agreement or the requirements of GAAP, the amount of Capitalized Interest incurred during any period shall be added as a component of Consolidated Interest Expense.

     "Consolidated Net Income" shall mean, for any Person and period, net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis; provided that (i) net income (or loss) of (x) any other Person which is accounted for by such specified Person by the equity method of accounting or (y) any Subsidiary of such Person that is restricted from declaring or paying dividends or other distributions, directly or indirectly, by operation of the terms of its charter, any applicable agreement, instrument, judgment, decree, order, statute, rule or governmental regulation or otherwise shall (in each case) be included only to the extent of the amount of cash dividends or distributions paid to the specified Person or a Wholly-Owned Subsidiary of such Person, (ii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iii) all gains or losses which are extraordinary or are either unusual or nonrecurring shall be excluded from the calculation of Consolidated Net Income of such Person for such period; provided further, that for purposes of calculating Consolidated Net income for any period, to the extent that the amount of management fees paid during such period is less than 3% of Gross Revenues for such period with respect to all Hotel Properties and Senior Living Care Facilities, such management fees shall be deemed to be 3% of Gross Revenues for such period with respect to all Hotel Properties and Senior Living Care Facilities.

     "Consolidated Net Worth" shall mean, at any time, the net worth of the Borrower and its Subsidiaries at such time.

     "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee (including, without limitation, as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner) any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Continuing Directors" shall mean the directors of Host Marriott on the Effective Date and each other director, if such other director's nomination for election to the Board of Directors of Host Marriott is recommended by a majority of the then Continuing Directors or is recommended by a committee of the Board of Directors a majority of which is composed of the then Continuing Directors.

     "Conversion Date" shall mean June 19, 2000.

     "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Security Document, each Guaranty, the California Environmental Indemnity Agreement, the HMC Capital Subordination Agreement and each Manager Subordination Agreement.

     "Credit Party" shall mean Host Marriott, Holdings, HMC Capital, the Borrower and each Subsidiary Guarantor.

     "Creditors" shall mean and include the Administrative Agent, each Co-Agent, the Collateral Agent, each Bank and each Person (other than any Credit Party) party to an Interest Rate Protection Agreement or Other Hedging Agreement to the extent such Person constitutes a Secured Creditor under the Security Documents.

     "Debt Agreements" shall have the meaning provided in Section 4.05.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

     "Determination Date" shall have the meaning provided in the definition of "Pro Forma Basis."

     "Dividends" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than common stock or other common equity interests of such Person) or cash to its stockholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or any other equity interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or other equity interest), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock or any partnership interests of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or other equity interest). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

     "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

     "Effective Date" shall have the meaning provided in Section 12.10.

     "Eligible Transferee" shall mean and include a commercial bank, financial institution, any fund that invests in bank loans or any other "accredited investor" (as defined in Regulation D under the Securities Act).

     "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law (hereafter "Claims") or any permit issued under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and
(b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury to health, safety or the environment.

     "Environmental Law" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment relating to the environment, Hazardous Materials or employee health or safety relating to Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.CA. 2601 et seq., the Clean Air Act, 42 U.S.CA. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.CA. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.CA. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.CA. 11001 et seq., the Hazardous Material Transportation Act, 49 U.S.CA. 1801 et seq. and the

Occupational Safety and Health Act, 29 U.S.CA. 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

     "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or any Subsidiary of Holdings would be deemed to be a "single employer" within the meaning of Section 414(b),(c), (m) or (o) of the Code.

     "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

     "Eurodollar Rate" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by BTCo for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of BTCo with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded off to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, to the next highest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

     "Event of Default" shall have the meaning provided in Section 9.

     "Excess Cash Flow" shall mean, for any period, the remainder of (a) Adjusted Consolidated EBITDA for such period, minus (b) the sum of (i) the amount of Capital Expenditures (but excluding Capital Expenditures (w) financed with Indebtedness, (x) made with Insurance Proceeds or Condemnation Proceeds,
(y) made with the proceeds of equity issuances or capital contributions or (z) made in such period pursuant to Section 8.07(v) to the extent utilizing Excess Cash Flow generated in the immediately preceding period) made by the Borrower and its Subsidiaries on a consolidated basis during such period pursuant to and in accordance with
Section 8.07, (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries (but excluding repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (A) required as a result of a Scheduled Repayment under Section 3.02(b) or (B) made as a voluntary prepayment pursuant to Section 3.01 with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Commitment)) during such period, (iii) the amount of Consolidated Interest Expense for such period,
(iv) the amount of provision for taxes based on income for such period (which, for purposes of this clause (iv), shall be based on the greater of (x) the actual amount of such provision for such taxes and (y) an amount imputed at a rate of 40%) and (v) any amounts paid by the Borrower pursuant to the New York Marriott Financial Center Contribution Agreement or Exhibit H to the Management Agreement for the New York Marriott Financial Center for such period (but only to the extent that such amounts have not otherwise already reduced Adjusted Consolidated EBITDA for such period).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Excusable Delay" shall mean a delay due to acts of God, governmental restrictions, enemy actions, war, civil commotion, fire, casualty, strikes, shortages of supplies or labor, work stoppages or other causes beyond the reasonable control of Holdings, any of its Subsidiaries or any Permitted Facility Manager, but lack of funds shall not be deemed a cause beyond such reasonable control.

     "Existing Indebtedness" shall have the meaning provided in Section 6.22.

     "Existing New York Marriott Financial Center Mortgages" shall mean all of the mortgages currently held by HMC Capital and more fully set forth on Schedule VIII which encumber the New York Marriott Financial Center and which will be assigned and pledged to the Collateral Agent pursuant to Section 4.09(a).

     "Existing New York Marriott Financial Center Notes" shall mean all of the notes currently held by HMC Capital and secured by the Existing New York Marriott Financial Center Mortgages as more fully set forth on Schedule VIII.

     "Facility Manager" shall mean each manager of a Borrowing Base Property owned or leased by the Borrower, Marriott Suites L.P. or any Subsidiary Guarantor.

     "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

     "Fees" shall mean all amounts payable pursuant to or referred to in
Section 2.01.

     "FF&E" shall mean, with respect to any Hotel Property or Senior Living Care Facility, any furniture, fixtures and equipment, including any beds, lamps, bedding, tables, chairs, sofas, curtains, carpeting, smoke detectors, mini bars, paintings, decorations, televisions, telephones, radios, desks, dressers, towels, bathroom equipment, heating, cooling, lighting, laundry, incinerating, loading, swimming pool, landscaping, garage and power equipment, machinery, engines, vehicles, fire prevention, refrigerating, ventilating and communications apparatus, carts, dollies, elevators, escalators, kitchen appliances, restaurant equipment, computers, reservation systems, software, cash registers, switchboards, cleaning equipment or other items of furniture, fixtures and equipment typically used in hotel properties or senior living care facilities (including furniture, fixtures and equipment used in guest rooms, lobbies and common areas (other than those items of furniture, fixtures and equipment owned by the occupant or tenant in any such room)).

     "FF&E Reserve Account" shall mean one or more accounts maintained by the Borrower or any of its Subsidiaries (or maintained by any Permitted Facility Manager on behalf of the Borrower or any of its Subsidiaries) with banking institutions reasonably acceptable to the Administrative Agent but, in the case of a Borrowing Base Property (other than a Marriott Suites Hotel until such time as such Marriott Suites Hotel becomes a Mortgaged Property), only so long as the Collateral Agent has a valid and fully perfected first Lien on any such account and on the Security Agreement Collateral from time to time on deposit therein or investments made with the proceeds thereof, provided that each Borrowing Base Property owned or leased by the Borrower or any of its Subsidiaries shall have its own separate FF&E Reserve Account.

     "Final Maturity Date" shall mean June 19, 2004.

     "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by Holdings or any one or more of its Affiliates primarily for the benefit of employees of Holdings or such Affiliates residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code, and as to which plan neither the Borrower nor any Guarantor has any material liability.

     "GAAP" shall have the meaning provided in Section 12.07(a).

     "Gross Revenues" shall mean, for any Hotel Property or Senior Living Care Facility, all revenues and receipts of every kind derived from operating such Hotel Property or Senior Living Care Facility and parts thereof, including, but not limited to: income (from both cash and credit transactions), before commissions and discounts for prompt or cash payments, from rentals or sales of rooms, stores, offices, meeting space, exhibit space or sales space of every kind; license, lease and concession fees and rentals (not including gross receipts of licensees, lessees and concessionaires); net income from vending machines; health club membership fees; food and beverage sales; sales of merchandise (other than proceeds from the sale of FF&E no longer necessary to the operation of such Hotel Property or Senior Living Care Facility); service charges, to the extent not distributed to the employees at such Hotel Property or Senior Living Care Facility as, or in lieu of, gratuities; and proceeds, if any, from business interruption or other loss of income insurance; provided, however, that Gross Revenues shall not include the following: gratuities to employees of such Hotel Property or Senior Living Care Facility, federal, state or municipal excise, sales, use or similar taxes collected directly from tenants, patrons or guests or included as part of the sales price of any goods or services; insurance proceeds (other than proceeds from business interruption or other loss of income insurance); condemnation proceeds; any proceeds from any sale of such Hotel Property or Senior Living Care Facility; or interest which accrues on amounts deposited in any FF&E Reserve Account.

     "Guaranteed Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal of, and interest on each Note issued by, and all Loans made to, the Borrower under this Agreement, together with all the other obligations and liabilities (including, without limitation, indemnities, expenses, fees and interest thereon) of the Borrower to the Creditors now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the

Borrower and (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Borrower owing under, or with respect to, any Interest Rate Protection Agreement or Other Hedging Agreement entered into with any Creditor, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained therein.

     "Guarantor" shall mean Host Marriott, each Parent Guarantor and each Subsidiary Guarantor.

     "Guarantor Event of Default" shall have the meaning provided in the Host Marriott Guaranty.

     "Guaranty" shall mean the Parents Guaranty, the Host Marriott Guaranty and the Subsidiaries Guaranty.

     "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect under any applicable Environmental Law.

     "HMC Capital" shall have the meaning provided in the first paragraph of this Agreement.

     "HMC Capital Subordination Agreement" shall have the meaning provided in
Section 4.10(b).

     "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

     "Host Marriott" shall mean Host Marriott Corporation, a Delaware corporation.

     "Host Marriott Guaranty" shall have the meaning provided in Section 4.08.

     "Hotel Property" shall mean each hotel owned or leased by the Borrower or any of its Subsidiaries (including the furniture, fixture and equipment thereon), provided that the term "Hotel Property" shall not include any casino or gaming hotel.

     "Improvements" shall mean all buildings, structures, fixtures, tenant improvements and other improvements of every kind and description now or hereafter located in or on or attached to any Real Property, including all building materials, water, sanitary and storm sewers, drainage, electricity, steam, gas, telephone and other utility facilities, parking areas, roads, driveways, walks and other site improvements; and all additions and betterments thereto and all renewals, substitutions and replacements thereof.

     "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services,
(ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i),
(ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, and (vii) all obligations under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement or arrangement.

     "Information Package" shall mean, with respect to each Borrowing Base Property, an information package consisting of (i) a description of such Borrowing Base Property, (ii) management's discussion and analysis of such Borrowing Base Property, and discussing any improvements or changes to be made with respect thereto, (iii) historical financial information (which may be unaudited) for such Borrowing Base Property for at least the two full fiscal years most recently ended and the latest 12-month period ended with the last day of the fiscal quarter last ended, (iv) projections for such Borrowing Base Property for the four years after the respective acquisition, (v) any investment memorandum prepared or used in connection with the acquisition of such Borrowing Base Property and (vi) any other information which the Borrower determines should be furnished so that the Information Package for such Borrowing Base Property is true and correct in all material respects and is not incomplete by omitting to state any fact necessary to make the information (taken as a whole) contained therein not misleading in any material respect.

     "Initial Capital Contributions" shall mean, collectively, (i) the contribution of 100% of the limited liability company member interests in YBG Associates to the Borrower, (ii) the contribution to Holdings and then to the Borrower of Host Marriott's 38.40% limited partnership interest in Marriott Suites L.P., (iii) the contribution to Holdings and then to the Borrower of 100% of the capital stock of Marriott SBM One (which owns a .68% general partnership interest in Marriott Suites L.P. and a 58.24% limited partnership interest in Marriott Suites L.P.), (iv) the contribution of 100% of the capital stock of HMC Capital to Holdings, and (v) the contribution of 100% of the capital stock of the Borrower to Holdings and the subsequent transfer of 10% of the capital stock of the Borrower to HMC Capital.

     "Initial Hotel Properties" shall mean the Hotel Properties listed on
Schedule III.

     "Insurance Proceeds" shall mean all insurance proceeds, damages, claims and rights of action and the right thereto under any insurance policies relating to any portion of any Hotel Property or Senior Living Care Facility.

     "Intercompany Note" shall mean a promissory note in the form of Exhibit Q (appropriately completed).

     "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

     "Interest Period" shall have the meaning provided in Section 1.09.

     "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

     "Investment" shall have the meaning provided in Section 8.05.

     "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under any lease or license of land, improvements and/or fixtures.

     "Legal Requirements" shall have the meaning provided in the Mortgages.

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

     "Like-Kind Exchange" shall mean, in the case of any sale of a Borrowing Base Property pursuant to Section 8.02(vi), the simultaneous exchange of the existing Borrowing Base Property to be sold for the new Borrowing Base Property to be acquired, provided that (i) all of the applicable conditions set forth in Sections 7.11 and 8.02(viii) in respect of the new Borrowing Base Property to be acquired shall be required to be satisfied on or prior to the date of such transaction in accordance with terms of such Sections, and (ii) the Borrowing Base Property EBITDA for the most recently ended 12 month period of the Borrowing Base Property to be acquired and the Appraised Value of such Borrowing Base Property is at least as great as the Borrowing Base Property EBITDA and the Appraised Value of the Borrowing Base Property to be sold (with the Borrowing Base Property EBITDA of the Borrowing Base Property to be acquired to be calculated using the historical financial statements delivered pursuant to the Information Package for such Borrowing Base Property).

     "Loan" shall mean, prior to the Conversion Date, each Revolving Loan and, on or after the Conversion Date, each Term Loan.

     "Major Renovation/Restoration" shall mean, as of any date of determination, any Renovation or Restoration of a Borrowing Base Property with respect to which more than 50% of the rooms "available for sale" at such Borrowing Base Property have been, are scheduled to be, or could reasonably be expected to be, "room out-of-order", as determined in accordance with the Uniform System (in the case of a Hotel Property) or otherwise not available for occupancy, during any period of 30 consecutive days; provided that a Restoration related to a Casualty Event or Taking or conducted pursuant to and, as of such date of determination, satisfying the conditions of Section 7.18(f) is not a Major Renovation/Restoration.

     "Major Renovation/Restoration Removal Period" shall mean with respect to any Borrowing Base Property, the period commencing on the day that a Major Renovation/Restoration shall commence with respect to such Borrowing Base Property and terminating on the day that such Major Renovation/Restoration shall terminate with respect to such Borrowing Base Property, in each case as such dates of commencement and termination shall be reasonably determined by the Administrative Agent based on documentation received from the Borrower and on such other information as the Administrative Agent shall determine to be relevant.

     "Management Agreements" shall have the meaning provided in Section 4.05. With respect to each Borrowing Base Property acquired after the Effective Date, the Management Agreement with respect thereto shall be a management agreement entered into with a Permitted Facility Manager in substantially the form entered into by the Borrower or the respective Subsidiary with a Permitted Facility Manager.

     "Manager Subordination Agreement" shall have the meaning provided in
Section 4.10(a).

     "Margin Stock" shall have the meaning provided in Regulation U.

     "Marriott Family Members" shall mean any of Alice Marriott, J.W. Marriott, Jr., Richard E. Marriott, any brother or sister of J.W. Marriott, Sr. (deceased), any children or grandchildren of any of the foregoing, any spouses of any of the foregoing, or any trust or other entity established primarily for the benefit of one or more of the foregoing.

     "Marriott International" shall mean Marriott International, Inc., a Delaware corporation.

     "Marriott SBM One" shall mean Marriott SBM One Corporation, a Delaware corporation.

     "Marriott Suites Hotels" shall mean the Atlanta Marriott Suites Midtown and the three other Hotel Properties owned by Marriott Suites L.P. listed on
Schedule III.

     "Marriott Suites L.P." shall mean the Marriott Suites Limited Partnership, a Delaware limited partnership.

     "MI LOC" shall mean the Revolving Credit Line and Guarantee Reimbursement Agreement, dated as of June 26, 1995, as amended, among Host Marriott, as borrower, Marriott International, as lender, and certain Subsidiaries of Host Marriott, as guarantors.

     "Minimum Borrowing Amount" shall mean (i) for Revolving Loans, $2,000,000 and (ii) for Term Loans, $5,000,000.

     "Modified Interest Coverage Ratio" shall mean, for any period, the ratio of Borrowing Base EBITDA to Bank Interest Expense for such period.

     "Modified Leverage Ratio" shall mean, at any time, the ratio of Bank Debt at such time to Borrowing Base EBITDA for the Test Period then last ended.

     "Moody's" shall mean Moody's Investors Service, Inc.

     "Mortgage" shall mean each mortgage, deed of trust or deed to secure debt required to be delivered pursuant to the terms of this Agreement, together with any assignment of leases and rents to be executed in connection therewith.

     "Mortgaged Property" shall mean each Borrowing Base Property subject to a Mortgage.

     "Mortgage Policy" shall mean each mortgage title insurance policy (and all endorsements thereto) required to be delivered pursuant to this Agreement.

     "Multiemployer Plan" shall mean a multiemployer plan as defined in
Section 4001(a)(3) of ERISA subject to Title IV of ERISA.

     "Net Insurance/Condemnation Proceeds" shall mean all Insurance proceeds on account of any Casualty Event to any Borrowing Base Property or all Condemnation Proceeds in respect of any Taking of any Borrowing Base Property, minus the reasonable cost, if any, of recovering such proceeds and of paying out such proceeds, including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor.

     "Net Sales Price" shall mean, with respect to any sale or other permanent disposition by a Credit Party of a Borrowing Base Property, the gross purchase price therefor less the sum of (i) the reasonable out-of-pocket costs and expenses incurred by such Credit Party directly in connection with such sale or other permanent disposition, including income taxes paid or estimated to be actually payable as a result thereof, after taking into account any available tax credits or deductions and any tax sharing arrangements (provided that the amount of income taxes so estimated to be actually payable shall be approved by the Administrative Agent, which approval shall not be unreasonably withheld, conditioned or delayed), transfer taxes, brokers commissions and recording fees and (ii) closing adjustments contemplated and reserved.

     "New York Marriott Financial Center" shall mean the Borrower's Hotel Property located at 85 West Street, New York, New York.

     "New York Marriott Financial Center Assignment and Pledge Agreement" shall have the meaning provided in Section 4.09(a).

     "New York Marriott Financial Center Assignment and Pledge Agreement Collateral" shall mean all "Collateral" as defined in the New York Marriott Financial Center Assignment and Pledge Agreement.

     "New York Marriott Financial Center Contribution Agreement" shall mean the Contribution Agreement, dated as of December 6, 1996, by and among HMH WTC, Inc., the Borrower, West Street Hotels, Inc. and Marriott Hotel Services, Inc., as amended by the First Amendment thereto, dated as of April 30, 1997.

     "Non-Borrowing Base Property EBITDA" shall mean, with respect to any Hotel Property or Senior Living Care Facility owned or leased by a Specified Subsidiary which has incurred Permitted Non-Recourse Indebtedness, the earnings of such Hotel Property or Senior Living Care Facility before interest expense, provisions for taxes based on income and depreciation and amortization expense.

     "Non-Defaulting Bank" shall mean and include each Bank other than a Defaulting Bank.

     "Non-Recourse Indebtedness" shall have the meaning provided in the Host Marriott Guaranty.

     "Note" shall have the meaning provided in Section 1.05(a).

     "Notice of Borrowing" shall have the meaning provided in Section 1.03(a).

     "Notice of Conversion" shall have the meaning provided in Section 1.06.

     "Notice of Renovation/Restoration" shall mean a notice, substantially in the form of Exhibit S, delivered to the Administrative Agent pursuant to Sections 7.18(a) and (c).

     "Notice Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, Attention: Frank Iantorno, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

     "Obligations" shall mean all amounts owing to the Administrative Agent, any Co-Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

     "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

     "Parent Guarantor" shall mean and include each of Holdings and HMC Capital.

     "Parents Guaranty" shall mean the guaranty of the Parent Guarantors pursuant to Section 13.

     "Partnership Acknowledgements" shall mean Acknowledgements in the form of Annex C to the Partnership Pledge and Security Agreement.

     "Partnership Notices" shall mean Partnership Notices in the form of Annex B to the Partnership Pledge and Security Agreement.

     "Partnership Pledge and Security Agreement" shall have the meaning provided in Section 4.07.

     "Partnership Pledge and Security Agreement Collateral" shall mean all "Collateral" as defined in the Partnership Pledge and Security Agreement.

     "Payment Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

     "Permitted Encumbrances" shall mean, with respect to any Borrowing Base Property, such exceptions to title as are set forth in the Mortgage Policy or title commitment delivered with respect thereto, all of which exceptions must be acceptable to the Administrative Agent in its reasonable discretion.

     "Permitted Facility Manager" shall mean, with respect to each Borrowing Base Property, Marriott International, a Wholly-Owned Subsidiary of Marriott Inter-national, Interstate Hotels Corporation, a Wholly-Owned Subsidiary of Interstate Hotels Corporation or, so long as not more than five Borrowing Base Properties in the aggregate at any one time are managed by a Facility Manager other than Marriott International, a Wholly-Owned Subsidiary of Marriott International, Interstate Hotels Corporation or a Wholly-Owned Subsidiary of Interstate Hotels Corporation, another first-class nationally recognized hotel management company in good standing.

     "Permitted Liens" shall have the meaning provided in Section 8.01.

     "Permitted Non-Recourse Indebtedness" shall mean, with respect to any Specified Subsidiary, Indebtedness incurred by such Specified Subsidiary pursuant to Section 8.04(viii) to finance the purchase of (or assumed at the time of the purchase of) or to finance the renovation of a Hotel Property or Senior Living Care Facility acquired pursuant to Section 8.02(ix), which Indebtedness (i) shall be secured only by such Hotel Property or Senior Living Care Facility, as the case may be, including any fixtures, furniture and equipment related thereto, (ii) shall be made expressly non-recourse to Holdings and its other Subsidiaries and (iii) shall have (A) a final maturity date of at least six months beyond the Final Maturity Date, (B) a remaining amortization schedule based upon a schedule of no less than 20 years and (C) a market rate of interest.

     "Person" shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings or any of its Subsidiaries or ERISA Affiliates, and each such plan for the five-year period immediately following the latest date on which Holdings or any of its Subsidiaries or ERISA Affiliates maintained, contributed to or had an obligation to contribute to such plan.

     "Pledge Agreement" shall have the meaning provided in Section 4.06.

     "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

     "Pledged Partnership Entity" shall have the meaning provided in the Partnership Pledge and Security Agreement.

     "Pledged  Securities"  shall  have  the  meaning  provided  in  the  Pledge
Agreement.

     "Pledged Stock" shall have the meaning provided in the Pledge Agreement.

     "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

     "Pro Forma Basis" shall mean, with respect to any incurrence of Indebtedness or acquisition of a Hotel Property or Senior Living Care Facility (or the equity interest of the Person or Persons owning such Hotel Property or Senior Living Care Facility), the calculation of the consolidated results of the Borrower and its Subsidiaries otherwise determined in accordance with this Agreement as if the respective Indebtedness or acquisition (and all other Indebtedness incurred or other such acquisition effected during the respective Calculation Period or thereafter and on or prior to the date of determination) (each such date, a "Determination Date") had been effected on the first day of the respective Calculation Period; provided that all such calculations shall take into account the following assumptions:

          (i) pro forma effect shall be given to (1) any Indebtedness incurred subsequent to the end of the Calculation Period and prior to the date of determination, (2) any Indebtedness incurred during such period to the extent such Indebtedness is outstanding at the date of determination and
     (3) any Indebtedness to be incurred on the date of determination, in each case as if such Indebtedness had been incurred on the first day of such Calculation Period and after giving effect to the application of the proceeds thereof;

          (ii) with respect to each Hotel Property or Senior Living Care Facility acquired within one year before the respective Determination Date, and in addition to any Indebtedness actually incurred and required to be included pursuant to the other clauses of this definition, it shall be assumed (unless the respective Hotel Property or Senior Living Care Facility has been sold or the Conversion Date has theretofore occurred) either (A) that Revolving Loans in an amount equal to the remainder of (x) the aggregate amount of costs specified with respect to such Hotel Property and/or Senior Living Care Facility in the respective officer's certificate delivered pursuant to Section 7.11(xiii) (including as said Section is incorporated by reference in Section 4.13) less (y) the amount of Revolving Loans theretofore actually incurred for such purposes on and after the date of the respective acquisition of such Hotel Property and/or Senior Living Care Facility, had also been incurred and were outstanding from the first day of the respective Calculation Period or (ii) that Capital Expenditures had been made under Section 8.07(a)(i) in the amount of Revolving Loans referred to in the preceding clause (i) during such period (and that such Capital Expenditures were not funded with Indebtedness), with the Borrower to indicate which assumption it has used in making such calculations;

          (iii) interest expense attributable to interest on any Indebtedness (whether existing or being incurred) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation (taking into account any Interest Rate Protection Agreement applicable to such Indebtedness if such Interest Rate Protection Agreement has a remaining term in excess of 12 months) had been the applicable rate for the entire period;

          (iv) except as provided in the preceding clause (ii), there shall be excluded from interest expense any interest expense related to any amount of Indebtedness that was outstanding during such Calculation Period or thereafter but that is not outstanding or is to be permanently repaid on the date of determination; and

          (v) pro forma effect shall be given to all sales and acquisitions of Hotel Properties and Senior Living Care Facilities, including the capitalization of the Borrower with the Initial Hotel Properties (by excluding or including, as the case may be, the historical financial results for the respective Hotel Properties and/or Senior Living Care Facilities) that occur during such Calculation Period or thereafter and on or prior to the Determination Date (including any Indebtedness assumed or acquired in connection therewith) as if they had occurred on the first day of such Calculation Period, provided that in connection with any such acquisitions, pro forma effect (for periods prior to such acquisition) shall be given to the management fees payable pursuant to the respective Management Agreement as if such management fees had been payable throughout the Calculation Period.

     "Projections" shall have the meaning provided in Section 6.05(d).

     "Properties Notes" shall mean the $600,000,000 9-1/2% Senior Secured Notes due 2005 which were issued by HMH Properties, Inc. (and any Indebtedness issued to refinance the same).

     "Qualified Hotel Property" shall mean any Hotel Property meeting each of the following criteria:

          (i) such Hotel Property is a full-service hotel or suites hotels;

          (ii) such Hotel Property has more than 200 rooms;

          (iii) such Hotel Property is located in a Standard Metropolitan Statistical Area of greater than 500,000 people;

          (iv) such Hotel Property operates as a "Marriott", "Renaissance", "Ritz-Carlton" or another upscale full-service brand/flag which, within six months following the acquisition thereof by the Borrower or a Subsidiary thereof, will be converted to a "Marriott", "Renaissance" or "Ritz-Carlton" hotel; and

          (v) all of the requirements set forth in Sections 7.11 and 8.02(viii) with respect to such Hotel Property have been satisfied in accordance with the provisions of such Sections.

          "Qualified Senior Living Care Facility" shall mean any Senior Living Care Facility with respect to which all of the requirements set forth in Sections 7.11 and 8.02(viii) have been satisfied in accordance with the provisions of such Sections, including obtaining the consent of the Required Banks.

          "Quarterly Excess Cash Flow" shall mean, in respect of any fiscal quarter of the Borrower, the amount of Excess Cash Flow of the Borrower for such fiscal quarter of the Borrower.

          "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. 6901 et seq.

          "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

          "Register" shall have the meaning provided in Section 12.16.

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

     "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

     "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration into the environment.

     "Release Date" shall mean the date of any sale or other disposition of any Borrowing Base Property, including the date of any Casualty Event or Taking with respect thereto.

     "Release Price" shall mean, with respect to any Borrowing Base Property as of any Release Date, the amount that is the largest of:

          (i) the amount equal to 125% of the Borrowing Base Property Amount with respect to such Borrowing Base Property;

          (ii) in the event of a sale or other permanent disposition of such Borrowing Base Property, an amount equal to 75% of the Net Sales Price for such Borrowing Base Property;

          (iii) the amount necessary to ensure that the aggregate principal amount of Loans outstanding shall not exceed the Borrowing Base then in effect, after giving effect to any reduction in the Borrowing Base as a result of such sale or other disposition of such Borrowing Base Property; and

          (iv) in the event of a Casualty Event or a Taking with respect to such Borrowing Base Property, the Net Insurance/Condemnation Proceeds resulting therefrom but not to exceed 125% of the Borrowing Base Property Amount for such Borrowing Base Property.

     "Renovation" shall mean the expansion, rebuilding, repair, restoration, refurbishment, fixturing and equipping of the Improvements at a Hotel Property or Senior Living Care Facility. The term "Renovate" used as a verb has a corresponding meaning.

     "Replaced Bank" shall have the meaning provided in Section 1.13.

     "Replacement Bank" shall have the meaning provided in Section 1.13.

     "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Single Employer Plan other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

     "Required Banks" shall mean Non-Defaulting Banks the sum of whose Commitments (or after the termination thereof, outstanding Loans) represent an amount greater than 50% of the Total Commitment (less the Commitments of Defaulting Banks) (or after the termination thereof, the then total outstanding Loans of Non-Defaulting Banks).

     "Restoration" shall mean the repair, restoration (including demolition), replacement and rebuilding of all or any portion of a Hotel Property or Senior Living Care Facility (or the Improvement thereof) following the destruction, damage, loss or Taking thereof. The term "Restore" used as a verb has a corresponding meaning.

     "Returns" shall have the meaning provided in Section 6.09.

     "Revolving Loan" shall have the meaning provided in Section 1.01(a).

     "S&P" shall mean Standard & Poor's Ratings Services.

     "San Francisco Marriott" shall mean the Hotel Property owned by YBG Associates located at 55 Fourth Street, San Francisco, California.

     "Scheduled Repayment" shall have the meaning provided in Section 3.02(b).

     "SEC" shall have the meaning provided in Section 7.01(h).

     "Section  3.04(b)(ii)  Certificate"  shall  have the  meaning  provided  in
Section 3.04(b).

     "Secured Creditors" shall have the meaning provided in the respective Security Documents.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Security Agreement" shall have the meaning provided in Section 4.07.

     "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

     "Security Documents" shall mean the Pledge Agreement, the Partnership Pledge and Security Agreement, the Security Agreement, the New York Marriott Financial Center Assignment and Pledge Agreement and each of the Mortgages.

     "Senior Living Care Facility" shall mean each senior living care property owned or leased by the Borrower or any of its Subsidiaries (including the furniture, fixtures and equipment thereon, except for any furniture, fixtures and equipment in individual rooms which are owned by individual tenants), provided that such facility is predominantly an independent or assisted living facility.

     "Single Employer Plan" shall have the meaning set forth in Section 6.10.

     "Specified Equipment" shall mean phones, computer equipment, other office equipment and vehicles used in connection with any Hotel Property or Senior Living Care Facility and any NGS System equipment used by any Hotel Property or Senior Living Care Facility to communicate with the Marriott International System.

     "Specified Leased Equipment" shall mean leased phones, computer equipment, other office equipment, in-room minibars, in-room safes, televisions, on-command videos and vehicles used in connection with any Hotel Property or Senior Living Care Facility and any NGS System equipment used by any Hotel Property and/or Senior Living Care Facility to communicate with the Marriott International System.

     "Specified Subsidiary" shall mean any Subsidiary of the Borrower (other than any Subsidiary Guarantor and Marriott Suites L.P.) so long as such Subsidiary has no material assets other than the Hotel Property or Senior Living Care Facility to be financed with Permitted Non-Recourse Indebtedness incurred (or assumed) pursuant to Section 8.04(viii).

     "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

     "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower that owns or leases a Borrowing Base Property and/or owns directly or indirectly an equity interest in a Subsidiary that owns or leases a Borrowing Base Property, provided that until such time as Marriott Suites L.P. delivers a counterpart to the Subsidiaries Guaranty pursuant to Section 7.19(b), Marriott Suites L.P. shall not be a Subsidiary Guarantor.

     "Subsidiaries Guaranty" shall have the meaning provided in Section 4.08.

     "Supermajority Banks" shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in, this Agreement if the percentage "50%" contained therein were changed to "66-2/3%".

     "Taking" shall mean the taking or appropriation (including by deed in lieu of condemnation or by voluntary sale or transfer under threat of condemnation or while legal proceedings for condemnation are pending) of any Hotel Property or Senior Living Care Facility, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner or any damage or injury or diminution in value through condemnation, inverse condemnation or other exercise of the power of eminent domain. The term "Taken" used as a verb has a correlative meaning.

     "Taxes" shall have the meaning provided in Section 3.04(a).

     "Term Loan" shall mean each Revolving Loan that is converted into a term loan on the Conversion Date pursuant to Section 1.01(b).

     "Test Period" shall mean the four consecutive fiscal quarters of the Borrower then last ended, in each case taken as one accounting period, provided that for purposes of making any financial covenant calculation which includes periods prior to the Effective Date, such calculation shall be done on a Pro Forma Basis as required by clause (ii) of the proviso to Section 12.07, even though such period (or portion thereof) had occurred prior to the Effective Date.

     "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

     "Total Leverage Ratio" shall mean, at any time, the ratio of Consolidated Debt at such time to Adjusted Consolidated EBITDA for the Test Period then last ended.

     "Total Unutilized Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Commitment then in effect less (y) the aggregate principal amount of Revolving Loans outstanding.

     "Treasury Regulation" shall mean regulations promulgated under the Code.

     "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

     "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

     "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under such Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by such Plan's actuary in the most recent annual valuation of such Plan.

     "Uniform System" shall mean the Uniform System of Accounts for Hotels, 8th Revised Edition, 1986, as published by the Hotel Association of New York City, as the same may be further revised from time to time.

     "United States" and "U.S." shall each mean the United States of America.

     "Unutilized Commitment" with respect to any Bank at any time shall mean such Bank's Commitment at such time, if any, less the aggregate outstanding principal amount of all Revolving Loans made by such Bank at such time.

     "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

     "Work" shall have the meaning provided in Section 7.18(f).

     "YBG Associates" shall mean YBG Associates LLC, a Delaware limited liability company.

     SECTION 11.  The Agents.

     11.01 Appointment. The Banks hereby designate BTCo as Administrative Agent (for purposes of this Section 11, the term "Administrative Agent" shall include BTCo in its capacity as Arranger pursuant to this Agreement and as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. The Banks hereby designate Credit Lyonnais New York Branch, The Bank of Nova Scotia and Wells Fargo Bank, National Association as Co- Agents to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, any Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

     11.02 Nature of Duties. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither any Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of each Agent shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

     11.03 Lack of Reliance on the Agents. Independently and without reliance upon any Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of each Credit Party and each of their Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and
(ii) its own appraisal of the credit-worthiness of each Credit Party and each of its Subsidiaries and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent shall be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of any Credit Party or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of any Credit Party or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

     11.04 Certain Rights of the Agents. If any Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Banks or, if required by Section 12.12, the Supermajority Banks or all of the Banks, as the case may be; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks or, if required by Section 12.12, the Supermajority Banks or all of the Banks, as the case may be.

     11.05 Reliance. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent.

     11.06 Indemnification. To the extent any Agent is not reimbursed and indemnified by the Borrower, the Banks will reimburse and indemnify such Agent, in proportion to their respective "percentages" as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

     11.07 Each Agent in its Individual Capacity. With respect to its obligation to make Loans under this Agreement, each Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

     11.08 Holders. Each Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with such Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

     11.09 Resignation by the Agents; Removal of the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 30 Business Days' prior written notice to the Borrower and the Banks. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below. Each Co-Agent may resign from the performance of all of its functions and duties hereunder and/or under the other Credit Documents at any time by giving notice to the Borrower, the Administrative Agent and the Banks. Such resignation shall take effect upon delivery of such notice.

     (b) Upon any such notice of resignation by the Administrative Agent, the Required Banks shall appoint a successor Administrative Agent hereunder or there-under who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

     (c) If a successor Administrative Agent shall not have been so appointed within such 30 Business Day period, the Administrative Agent, with the consent of the Borrower, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.

     (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 35th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Co-Agents (if one or more so agrees), or if there are no Co-Agents or no Co-Agent so agrees, then the Banks, shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.

     (e) In addition, the Required Banks shall have the right to remove the Administrative Agent and appoint a successor Administrative Agent who shall be a commercial bank or trust company reasonably acceptable to the Borrower in the event that the Administrative Agent has been grossly negligent or has willfully misconducted itself in performing its functions and duties under this Agreement or any other Credit Document.

     SECTION 12.  Miscellaneous.

     12.01 Payment of Expenses, etc. The Borrower agrees that it shall: (i) whether or not the transactions contemplated herein are consummated, pay all



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

reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case, local counsel and environmental, engineering, real estate and insurance independent consultants retained by the Administrative Agent) in connection with the preparation, execution, delivery and performance of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein, any amendment, waiver or consent relating hereto or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and, upon the occurrence and during the continuance of an Event of Default, the reasonable costs and expenses of each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and, following an Event of Default, for each of the Banks);
(ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify each Agent and each Bank, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not such Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or
(b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by Holdings or any of its Subsidiaries, the Release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by Holdings or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against Holdings, any of its Subsidiaries or any Real Property owned or at any time operated by Holdings or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

     12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to
Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Section 12.02, no Bank shall exercise any such right of set-off without the prior consent of the Administrative Agent or the Required Banks so long as the Obligations shall be secured by any Real Property located in the State of California, it being understood and agreed, however, that this sentence is for the sole benefit of the Banks and may be amended, modified or waived in any respect by the Required Banks without the requirement of prior notice to or consent by any Credit Party and does not constitute a waiver of any rights against any Credit Party or against any Collateral.

     12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, at the Borrower's address specified opposite its signature below; if to Holdings, at Holdings' address specified opposite its signature below; if to HMC Capital, at HMC Capital's address specified opposite its signature below; if to any Co-Agent or Bank, at its address specified opposite its name on Schedule II; and if to the Administrative Agent, at the Notice Office; or, as to the Borrower or any Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent and the Borrower shall not be effective until received by the Administrative Agent or the Borrower, as the case may be.

     12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks and, provided further, that, although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitment hereunder except as provided in Section 12.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, provided further, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

     (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Commitment (and related outstanding Obligations hereunder) to (i) its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or to one or more Banks or (ii) in the case of any Bank that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Bank or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Commitment (and related outstanding Obligations hereunder) to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that (i) at such time Schedule I shall be deemed modified to reflect the Commitments (and/or outstanding Loans, as the case may be) of such new Bank and of the existing Banks, (ii) upon surrender of the old Notes, new Notes will be issued to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Loans, as the case may be), (iii) the consent of the Administrative Agent shall be required in connection with any such assignment pursuant to clause (y) above (which consent shall not be unreasonably withheld) and (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 12.16. The Administrative Agent will promptly give the Borrower notice of any assignment to an Eligible Transferee pursuant to clause (y) of the first sentence of this Section 12.04(b), although the failure to give any such notice shall not affect such assignment or result in any liability by the Administrative Agent. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 3.04(b)(ii) Certificate) described in Section 3.04(b). To the extent that an assignment of all or any portion of a Bank's Commitment and related outstanding Obligations pursuant to Section 1.13 or this Section 12.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11 or 3.04 from those being charged by the respective assigning Bank prior to such assignment, then the Borrower shall not be obligated to pay or reimburse such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

     (c) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank and, with the consent of the Administrative Agent, any Bank which is a fund may pledge all or any portion of its Loans and Notes to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Bank from any of its obligations hereunder.

     12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower or any other Credit Party and any Agent or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

     12.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

     (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans or Commitment Commission, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

     12.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks) ("GAAP"); provided that, (i) except as otherwise specifically provided herein, all computations of Quarterly Excess Cash Flow and Annual Excess Cash Flow, all computations determining compliance with Sections 8.07 through 8.12, inclusive, and all computations of the Borrowing Base shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements referred to in Section 6.05(a), (ii) for purposes of determining the Borrowing Base and compliance with Sections 8.08 through 8.12 (in each case) for any portion of a Test Period ended prior to the Effective Date, such calculations shall be determined on a Pro Forma Basis as if the Initial Capital Contributions had occurred on the first day of such Test Period and (iii) for purposes of determining Quarterly Excess Cash Flow, Annual Excess Cash Flow and compliance with Sections 8.08 through 8.12, such definitions and covenants shall be determined as if the Existing New York Marriott Financial Center Notes did not exist and as if there were no interest expense related thereto.

     (b) All computations of interest, Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or other Fees are payable.

     12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF HOLDINGS, HMC CAPITAL AND THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF HOLDINGS, HMC CAPITAL AND THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH CREDIT PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH CREDIT PARTY. EACH OF HOLDINGS, HMC CAPITAL AND THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH CREDIT PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF HOLDINGS, HMC CAPITAL AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

     (b) EACH OF HOLDINGS, HMC CAPITAL AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE

AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

     12.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which (i) Holdings, HMC Capital, the Borrower, each Agent and each of the Banks set forth on Schedule I shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing) or written notice at such office that the same has been signed and mailed to it and (ii) the conditions contained in Section 4 are met to the satisfaction of the Administrative Agent and the Required Banks. Unless the Administrative Agent has received actual notice from any Bank that the conditions described in clause (ii) of the preceding sentence have not been met to its satisfaction, upon the satisfaction of the condition described in clause
(i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall have deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Section 4). The Administrative Agent will give Holdings, HMC Capital, the Borrower, each Co-Agent and each Bank prompt written notice of the occurrence of the Effective Date.

     12.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     12.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting Bank) (with the term "Bank" meaning each Bank having Obligations being directly affected thereby in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof (except to the extent repaid in cash), or reduce the amount of, or extend the date of, any Scheduled Repayment, (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents), (iii) release Host Marriott from its obligations under the Host Marriott Guaranty, (iv) amend, modify or waive any provision of this Section 12.12, (v) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Loans are included on the Effective Date), (vi) amend or modify the definition of Applicable EBITDA Factor or any of the percentages set forth in the proviso to the definition of Borrowing Base Property Amount or (vii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (w) increase the Commitment of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of the Commitment of any Bank shall not constitute an increase in the Commitment of such Bank), (x) without the consent of each Agent affected thereby, amend, modify or waive any provision of Section 11 as same applies to such Agent or any other provision as same relates to the rights or obligations of such Agent, (y) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent or (z) without the consent of the Supermajority Banks, (i) amend or modify the definition of Supermajority Banks, (ii) amend or modify any provision of the Agreement which would permit Holdings or any of its Subsidiaries to pay additional Dividends to, or make additional Investments in or to, Host Marriott or any of its other Subsidiaries, (iii) release any Parent Guarantor or Subsidiary Guarantor from its obligations under the

Parents Guaranty or the Subsidiaries Guaranty, as the case may be (in each case, except as expressly provided in the Credit Documents) or (iv) release any Borrowing Base Property from the Liens created by the respective Mortgage (except as expressly provided in the Credit Documents).

     (b) If, in connection with any proposed change, waiver, discharge or termination with respect to any of the provisions of this Agreement as contemplated by clauses (i) through (vii), inclusive, of the first proviso to
Section 12.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Banks whose individual consent is required are treated as described in either clause
(A) or (B) below, to either (A) replace each such non- consenting Bank or Banks with one or more Replacement Banks pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination or (B) terminate such non- consenting Bank's Commitment and repay such non-consenting Bank's outstanding Loans in accordance with Sections 2.02(b) and/or 3.01(b), provided that, unless the Commitments are terminated, and Loans repaid, pursuant to the preceding clause
(B) are immediately replaced in full at such time through the addition of new Banks or the increase of the Commitments and/or outstanding Loans of existing Banks (who in each case must specifically consent thereto), then in the case of any action pursuant to the preceding clause (B) the Required Banks (determined before giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Bank, terminate any of its Commitments or repay its Loans solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 12.12(a).

     12.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 3.04, 12.01 and 12.06 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

     12.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, or 3.04 from those being charged by the respective Bank prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

     12.15 Confidentiality. (a) Subject to the provisions of clause (b) of this
Section 12.15, each Bank agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Bank if such Bank or such Bank's holding or parent company in its reasonable good faith discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 12.15 to the same extent as such Bank) any information with respect to any Credit Party or any of its Subsidiaries which has been, is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by any Credit Party to the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or else- where) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, (e) to any Agent or the Collateral Agent and (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Bank, provided, that such prospective transferee agrees with such Bank to be subject to the provisions of this Section 12.15(a).

     (b) Holdings and the Borrower hereby acknowledge and agree that each Bank may share with any of its affiliates any information related to Credit Parties or any of their respective Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Credit Parties and their respective Subsidiaries, provided such Persons shall be subject to the provisions of this Section 12.15 to the same extent as such
Bank), it being understood that for purposes of this Section 12.15(b) the term "affiliate" shall mean any direct or indirect holding company of a Bank as well as any direct or indirect Subsidiary of such holding company.

     12.16 Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 12.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitment of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 12.16, provided that the Borrower shall have no obligation to indemnify the Administrative Agent for any loss, claim, damage, liability or expense which resulted solely from the gross negligence or willful misconduct of the Administrative Agent.

     12.17 Purchase of Loans by Marriott International. In the event that the Obligations have been declared (or have become) due and payable or the Collateral Agent shall have commenced foreclosure proceedings on the Collateral, each of the Agents and the Banks hereby acknowledges and agrees for the sole benefit of Marriott International that Marriott International or a Wholly-Owned Subsidiary thereof shall have the right to purchase all (but not less than all) of the Loans and Commitments of all (but not less than all) of the Banks pursuant to this Agreement by paying the Agents and the Banks in cash an amount equal to all outstanding principal, interest, Fees and other amounts pursuant to this Agreement and the other Credit Documents. Each of Holdings, HMC Capital and the Borrower hereby acknowledges and agrees that the provisions of this Section
12.17 are for the sole benefit of Marriott International (and may not be amended, modified or waived without the consent of Marriott International) and shall not affect the obligations that Holdings, HMC Capital, the Borrower or any other Credit Party may have under this Agreement or any other Credit Document.

     12.18 Commercial Loan Transactions. Each of the Banks acknowledges that the making of its Loans and the issuance by the Borrower of a Note to such Bank are in the nature of a commercial loan transaction, and that no such Bank shall assert that such actions are a securities transaction regulated under the Exchange Act, the Securities Act or any other Federal or state securities laws, it being understood that nothing in this Section 12.18 shall limit the rights of the Banks pursuant to Section 12.04.

     SECTION 13.  Parents Guaranty.

     13.01 The Guaranty. In order to induce each Agent and the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by each Parent Guarantor from the proceeds of the Loans and the entering into by the Borrower of Interest Rate Protection Agreements or Other Hedging Agreements, each Parent Guarantor hereby agrees with each Agent and the Banks as follows: each Parent Guarantor hereby jointly and severally, and absolutely, unconditionally and irrevocably, guarantees as primary obligor and not merely as surety all of the Guaranteed Obligations of the Borrower to each Creditor. If any or all of the Guaranteed Obligations becomes due and payable hereunder, each Parent Guarantor, jointly and severally, and absolutely, unconditionally and irrevocably promises to pay such indebtedness to the Creditors or order, on demand, together with any and all reasonable expenses which may be incurred by the Creditors in collecting any of the Guaranteed Obligations. This Parents Guaranty shall constitute a guaranty of payment, and not of collection.

     13.02 Bankruptcy. Additionally, each Parent Guarantor, jointly and severally, and absolutely, unconditionally, irrevocably, guarantees the payment of any and all of the Guaranteed Obligations of the Borrower to the Creditors whether or not then due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05, and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

     13.03 Nature of Liability. The liability of each Parent Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by such Parent Guarantor, the other Parent Guarantor, any other guarantor or by any other party, and the liability of each Parent Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, or (c) any pay-ment on or in reduction of any such other guaranty or undertaking except to the extent that such payment actually results in a permanent reduction of the Guaranteed Obligations, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to any Creditor on the indebtedness which such Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Parent Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

     13.04 Independent Obligation. The obligations of each Parent Guarantor hereunder are independent of the obligations of the other Parent Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against either Parent Guarantor whether or not action is brought against the other Parent Guarantor, any other guarantor or the Borrower and whether or not the other Parent Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Parent Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Parent Guarantor.

     13.05 Authorization. Each Parent Guarantor authorizes each Agent and the other Creditors without notice or demand or consent (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrower, any other Credit Party or any other Person or otherwise act or refrain from acting;

          (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

          (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Creditors, provided that the Creditors will not, without the prior written consent of each Parent Guarantor, contractually subordinate the payment of all or any part of the Guaranteed Obligations to any other creditor or creditors of the Borrower, provided further that if any consent required by the immediately preceding proviso is not obtained and contractual subordination as described therein is agreed to, then (x) any part of the Guaranteed Obligations not so subordinated will continue to be entitled to the full benefits of this Parents Guaranty and (y) with respect to any part of the Guaranteed Obligations so contractually subordinated, each Parent Guarantor will be relieved of its obligations hereunder only to the extent each establishes that it has been actually damaged by such contractual subordination;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liability or liabilities of the Borrower remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of any Parent Guarantor from its liabilities under this Section 13.

     13.06 Reliance. It is not necessary for any Agent or the other Creditors to inquire into the capacity or powers of the Borrower or any other Credit Party or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     13.07 Subordination. Any of the indebtedness of the Borrower now or hereafter owing to any Parent Guarantor is hereby subordinated to the Guaranteed Obligations of the Borrower owing to the Agents and the other Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness of the Borrower to such Parent Guarantor shall be collected, enforced and received by such Parent Guarantor for the benefit of the Creditors and be paid over to the Administrative Agent on behalf of the Creditors on account of the Guaranteed Obligations of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Parent Guarantor under the other provisions of this Parents Guaranty. Prior to the transfer by any Parent Guarantor of any note or negotiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of the Borrower to such Parent Guarantor, such Parent Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Parent Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Parents Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all Guaranteed Obligations have been paid in full in cash (it being understood that no Parent Guarantor is waiving any right of subrogation that it may otherwise have but is only waiving the exercise thereof as provided above).

     13.08 Waiver. (a) Each Parent Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require any Agent or the other Creditors to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in such Agent's or the other Creditors' power whatsoever. Each Parent Guarantor waives any defense based on or arising out of any defense of the Borrower, such Parent Guarantor the other Parent Guarantor, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. Each Agent and the other Creditors may, at their election, foreclose on any security held by such Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy any Agent and the other Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Parent Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. Each Parent Guarantor waives any defense arising out of any such election by any Agent and the other Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Parent Guarantor against the Borrower or any other party or any security.

     (b) Each Parent Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Each Parent Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Parent Guarantor assumes and incurs hereunder, and agrees that the Agents and the other Creditors shall have no duty to advise any Parent Guarantor of information known to them regarding such circumstances or risks.

     (c) Each Parent Guarantor hereby acknowledges and affirms that each understands that to the extent the Guaranteed Obligations are secured by Real Property located in the State of California, each Parent Guarantor shall be liable for the full amount of the liability hereunder notwithstanding the foreclosure on such Real Property by trustee sale or any other reason impairing such Parent Guarantor's or any Creditor's right to proceed against the Borrower or any other guarantor of the Guaranteed Obligations. In accordance with Section 2856 of the California Civil Code, each Parent Guarantor hereby waives:

          (i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to such Parent Guarantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code;

          (ii) all rights and defenses that such Parent Guarantor may have because the Guaranteed Obligations are secured by Real Property located in the State of California. This means, among other things: (A) the Creditors may collect from any Parent Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; and (B) if the Creditors foreclose on any Real Property collateral pledged by the Borrower, (1) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Creditors may collect from any Parent Guarantor even if the Creditors, by foreclosing on the Real Property collateral, have destroyed any right such Parent Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses each Parent Guarantor may have because the Guaranteed Obligations are secured by Real Property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure; and

          (iii) all rights and defenses arising out of an election of remedies by the Creditors, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligationis, has destroyed any Parent Guarantor's rights of subrogation and reimbursement against the Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

Each Parent Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers is determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

     13.09 Nature of Liability. It is the desire and intent of each Parent Guarantor and the Creditors that this Parents Guaranty shall be enforced against each Parent Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of any Parent Guarantor under this Parents Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations shall be deemed to be reduced and such Parent Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

     13.10 Interest Rate Protection Agreements and Other Hedging Agreements. Notwithstanding anything to the contrary contained in this Parents Guaranty, no Interest Rate Protection Agreement or Other Hedging Agreement shall be entitled to the benefits of this Parents Guaranty unless such Interest Rate Protection

Agreement or Other Hedging Agreement is reasonably related to the Loans (including, in any event, any Interest Rate Protection Agreement entered into to satisfy the requirements of Section 7.16) or such Interest Rate Protection Agreement or Other Hedging Agreement provides that it is to be entitled to the benefits of this Parents Guaranty or the Security Documents generally.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

10400 Fernwood Road                            HMC CAPITAL RESOURCES HOLDINGS
Bethesda, Maryland  20817                      CORP.
Telecopier No.: (301) 380-3588                 /s/ Karen J. Schramm
Attention:  Assistant General Counsel,         ---------------------------------
Asset Management, Dept. 923                    By   Karen J. Schramm
                                               Title: Vice President

with a copy to:

10400 Fernwood Road
Bethesda, Maryland  20817
Telecopier No.: (301) 380-8260
Attention:  Asset Management,
Dept. 908

10400 Fernwood Road                             HMC CAPITAL CORPORATION
Bethesda, Maryland  20817                       /s/ Karen J. Schramm
Telecopier No.:(301) 380-3588                   --------------------------------
Attention:  Assistant General Counsel,          By   Karen J. Schramm
Asset Management, Dept. 923                     Title: Vice President

with a copy to:

10400 Fernwood Road
Bethesda, Maryland 20817
Telecopier No.: (301) 380-8260
Attention:  Asset Management, Dept. 908

10400 Fernwood Road                             HMC CAPITAL RESOURCES CORP.
Bethesda, Maryland  20817                       /s/ Karen J. Schramm
Telecopier No.: (301) 380-3588                  --------------------------------
Attention:  Assistant General Counsel,          By   Karen J. Schramm
Asset Management, Dept. 923                     Title: Vice President

with a copy to:

10400 Fernwood Road
Bethesda, Maryland 20817
Telecopier No.: (301) 380-8260
Attention:  Asset Management, Dept. 908


                                                 BANKERS TRUST COMPANY,
                                                 Individually and as Arranger
                                                 and Administrative Agent
                                                 /s/ Laura S. Burwick
                                                 -------------------------------
                                                 By   Laura S. Burwick
                                                 Title: Vice President

                                                 CREDIT LYONNAIS NEW YORK
                                                 BRANCH, Individually and
                                                 as Co-Agent
                                                 /s/ Mary Daly
                                                 -------------------------------
                                                 By   Mary Daly
                                                 Title: Vice President



                                                 THE BANK OF NOVA SCOTIA,
                                                 Individually and as Co-Agent
                                                 and Documentation Agent
                                                 /s/ M. Mandelbourn
                                                 -------------------------------
                                                 By   M. Mandelbourn
                                                 Title: Unit Head



                                                 WELLS FARGO BANK, NATIONAL
                                                 ASSOCIATION, Individually
                                                 and as Co-Agent and Syndication
                                                 Agent
                                                 /s/ Sean Flannery
                                                 -------------------------------
                                                 By   Sean Flannery
                                                 Title: Vice President



                                                 CITICORP USA, INC.

                                                 /s/ Theordore Beck
                                                 -------------------------------
                                                 By   Theordore Beck
                                                 Title:  Managing Director

                                                 DRESDNER BANK AG, NEW YORK
                                                 BRANCH AND GRAND CAYMAN
                                                 BRANCH
                                                 /s/ Neil J. Crawford
                                                 ------------------------------
                                                 By   Neil J. Crawford
                                                 Title: Vice President

                                                 /s/ Michael A. Seton
                                                 -------------------------------
                                                 By   Michael A. Seton
                                                 Title: Assistant Vice President



                                                 MELLON BANK, N.A.
                                                 /s/ Carol Lynch
                                                 -------------------------------
                                                 By   Carol Lynch
                                                 Title: Vice President



                                                 PNC BANK, NATIONAL ASSOCIATION
                                                 /s/ Mark Melchione
                                                 -------------------------------
                                                 By   Mark Melchione
                                                 Title: Assistant Vice President



                                                 SOCIETE GENERALE, SOUTHWEST
                                                 AGENCY
                                                 /s/ Thomas K. Day
                                                 -------------------------------
                                                 By   Thomas K. Day
                                                 Title:  Vice President

                                                  THE BANK OF NEW YORK
                                                  /s/ David Fowler
                                                  ------------------------------
                                                  By   David Fowler
                                                  Title: Vice President


                                                  BANK OF SCOTLAND
                                                  /s/ Annie Chin Tat
                                                  ------------------------------
                                                  By   Annie Chin Tat
                                                  Title:  Vice President



                                                  MASSACHUSETTS MUTUAL LIFE
                                                  INSURANCE COMPANY
                                                  /s/ Robert F. Little
                                                  ------------------------------
                                                  By   Robert F. Little
                                                  Title:   Managing Director




                                                  PACIFIC MUTUAL LIFE INSURANCE
                                                  COMPANY
                                                  /s/ Mark  Levy
                                                  ------------------------------
                                                  By   Mark  Levy
                                                  Title:Assistant Vice President
                                                  /s/ Richard S. Eastlyn
                                                  ------------------------------
                                                  By   Richard S. Eastlyn
                                                  Title:  Vice President




                                                  THE MITSUI TRUST AND BANKING
                                                  COMPANY LIMITED, NEW YORK
                                                  BRANCH
                                                  /s/ Margaret Holloway
                                                  ------------------------------
                                                  By   Margaret Holloway
                                                  Title:Vice President & Manager

                                                  THE SANWA BANK LIMITED,
                                                  NEW YORK BRANCH
                                                  /s/ Kevin Kai
                                                  ------------------------------
                                                  By   Kevin Kai
                                                  Title:Assistant Vice President



                                                  AMSOUTH BANK OF ALABAMA
                                                  /s/ Arthur J. Sharbell, III
                                                  ------------------------------
                                                  By   Arthur J. Sharbell, III
                                                  Title:  Vice President



                                                  CHANG HWA COMMERCIAL BANK,
                                                  LTD., NEW YORK BRANCH
                                                  /s/   Wan-Tu Yeh
                                                  ------------------------------
                                                  By   Wan-Tu Yeh
                                                  Title:Vice President &
                                                  General Manager



                                                  FIRST AMERICAN BANK TEXAS, SSB
                                                  /s/ Jeffrey C. Schultz
                                                  ------------------------------
                                                  By   Jeffrey C. Schultz
                                                  Title:Assistant Vice President



                                                  COMERICA BANK
                                                  /s/  Linda A. Powrie
                                                  ------------------------------
                                                  By   Linda A. Powrie
                                                  Title: Account Officer

                                               SOUTHERN PACIFIC THRIFT & LOAN
                                               LOAN ASSOCIATION
                                               /s/ Chris Kelleher
                                               ---------------------------------
                                               By   Chris Kelleher
                                               Title: Vice President



                                               BANK BOSTON, N.A.
                                               /s/  Lori Litow
                                               ---------------------------------
                                               By   Lori Litow
                                               Title:  Vice President



                                               THE INDUSTRIAL BANK OF JAPAN
                                               TRUST COMPANY
                                               /s/ Masahiro Ito
                                               ---------------------------------
                                               By   Masahiro Ito
                                               Title: Senior Vice President



                                               THE INTERNATIONAL COMMERCIAL
                                               BANK OF CHINA, NEW YORK AGENCY
                                               /s/  Robin C. C. Lin
                                               ---------------------------------
                                               By   Robin C. C. Lin
                                               Title: Vice President &
                                               Deputy General Manager


                                               RIGGS BANK N.A.
                                               /s/   David Olson
                                               ---------------------------------
                                               By   David Olson
                                               Title: Vice President